Exhibit X
FISCAL AGENCY AGREEMENT
between
NORDIC INVESTMENT BANK
(Issuer)
and
CITIBANK, N.A.,
(Fiscal Agent)

Dated as of May 22, 2007

Up to U.S. $10,000,000,000 (or Equivalent) Initial Public
Offering Price or Principal Amount
Medium Term Notes, Series D

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FISCAL AGENCY AGREEMENT
          THIS FISCAL AGENCY AGREEMENT (the “Agreement”) is between NORDISKA INVESTERINGSBANKEN (Nordic Investment Bank, referred to herein as the “Bank” or “NIB”), an international financial institution established pursuant to an agreement, dated February 11, 2004, (the “2004 Agreement”) among Denmark, Estonia, Finland, Iceland, Latvia, Lithuania, Norway and Sweden (the “Member Countries”), which came into force on January 1, 2005, and Citibank, N.A., a national banking association organized under the laws of the United States of America, as fiscal agent (the “Fiscal Agent”, which term shall also refer to any duly appointed successor thereto).
          The Bank was first established pursuant to an agreement, dated December 4, 1974, (the “Establishing Agreement”) among Denmark, Finland, Iceland, Norway and Sweden (the “Nordic Countries”). On October 23, 1998, the Nordic Countries entered into a novation of the Establishing Agreement, which came into force on July 18, 1999 (the “1998 Agreement”), whereupon the Establishing Agreement ceased to be effective. After the coming into force of the 2004 Agreement, the 1998 Agreement ceased to be effective.
WITNESSETH:
          Section 1. General. The Bank proposes to issue from time to time its Medium-Term Notes, Series D (collectively, the “Notes”) pursuant to the Selling Agency Agreement, dated May 22, 2007 (the “Selling Agency Agreement”), among the Bank and the agents named therein (the “Agents”), having an aggregate initial public offering price or purchase price of up to U.S. $10,000,000,000 or the equivalent thereof in other currencies or composite currencies.
          Administrative procedures (the “Administrative Procedures”) with respect to the Notes shall be agreed upon from time to time by the Agents, the Bank and the Fiscal Agent. Initially, the Administrative Procedures shall be in the form of Exhibit A hereto. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Selling Agency Agreement or in the Administrative Procedures. Unless the context otherwise requires, references to the “maturity” of a Note shall be deemed to refer to the date on which the principal of such Note is or becomes due and payable, whether at stated maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.
          Section 2. Appointment of Fiscal Agent. The Bank hereby appoints the Fiscal Agent, at its offices set forth in Section 27(ii) hereof, to act as fiscal agent for the Notes upon the terms and subject to the conditions set forth herein and in the Notes. The Fiscal Agent shall have the powers and authority granted to and conferred upon it herein and in the Notes, and such further powers and authority, acceptable to it, to act on behalf of the Bank. The Fiscal Agent hereby accepts such appointment.
          Section 3. Form; Denominations. (a) The Notes may be issued under master global securities or global securities in each case in fully registered form substantially in the forms set forth in Exhibit B (the “Registered Master Global Note”), Exhibit C (the “144A Master

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Global Note”) (each of which may also constitute a “Master Global Note”), and Exhibit D (a “Registered Fixed Rate Global Note”), Exhibit E (a “144A Fixed Rate Global Note”), Exhibit F (a “Registered Floating Rate Global Note”), Exhibit G (a “144A Floating Rate Global Note”), Exhibit H (a “Registered Indexed Global Note”) and Exhibit I (a “144A Indexed Global Note) hereto (each of which may also constitute a “Global Note”). A beneficial interest in any Master Global Note or Global Note is a “Book-Entry Note.” (Notes other than Master Global Notes, Global Notes and Book-Entry Notes are sometimes referred to herein as “Certificated Notes.”) Each issued Note shall have a maturity of 9 months or more from its Original Issue Date as set forth on the face thereof (the “Original Issue Date”). Each Note shall be dated the date of its authentication. The Notes may also have such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with the rules of any securities exchange or governmental agency or as may, consistently herewith, be determined by the officials executing such Notes, as evidenced by their execution of such Notes.
          (b) Unless otherwise specified in the applicable pricing supplement, term sheet, prospectus supplement or other document specifying the detailed terms of an issue of Notes (with respect to any such issue, a “Pricing Supplement”), the Notes shall be issued in denominations of U.S. $1,000 and integral multiples of U.S. $1,000 in excess thereof or in the case of Notes denominated in a currency (the “Specified Currency”) other than U.S. dollars (“Foreign Currency Notes”), in denominations specified in the applicable Notes. In the case of Notes issued in reliance an exemption from registration provided by Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), such Notes will be issued in minimum denominations of U.S. $100,000 and integral multiples of U.S. $1,000 in excess thereof, or, if denominated in currencies or composite currencies other than the U.S. dollar, minimum denominations not less than the equivalent of U.S. $100,000 and integral multiples of $1,000 in excess thereof.
          Section 4. Execution and Authentication. (a) Upon the execution and delivery of this Agreement, or from time to time thereafter, Notes, having an aggregate initial public offering price or purchase price of up to U.S. $10,000,000,000 or the equivalent thereof in another currency or composite currencies, may be executed on behalf of the Bank and delivered to the Fiscal Agent for authentication. The Fiscal Agent shall not issue any Note if the issuance of such Note would cause the aggregate purchase price of Notes issued by the Bank to exceed $10,000,000,000. The U.S. dollar equivalent of the initial offering price or principal amount of any Foreign Currency Note on the Original Issue Date of such Note will be determined by the Exchange Rate Agent (as defined in Section 28(f)) on the basis of the Market Exchange Rate, as defined below, for the applicable Specified Currency on such Original Issue Date. “Market Exchange Rate” means the noon buying rate for cable transfers in New York City determined by the Federal Reserve Bank of New York as reflected in the “FEDERAL RESERVE statistical release” and published by The Board of Governors of the Federal Reserve System. The Fiscal Agent shall manually authenticate and deliver the Notes to, or upon the written order (which order shall specify the name and address of the party to whom delivery is to be made) of, the Bank, signed by a duly authorized officer, without any further action by the Bank.
          (b) The Notes shall be executed on behalf of the Bank by the President/Managing Director and one of its Directors. The signature of any of these persons on the Notes may be by manual or facsimile signature of the present or any future such officer. If

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any officer of the Bank shall cease to be such officer before the Note so signed shall be authenticated and delivered by the Fiscal Agent or disposed of by the Bank, such Note nevertheless may be authenticated and delivered or disposed of as though the person who signed such Note had not ceased to be such officer of the Bank; and any Note may be signed on behalf of the Bank by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Bank, although at the date of the execution and delivery of this Agreement any such person was not such an officer. Until a Note has been authenticated, it shall have no force and effect.
          (c) Each Master Global Note and Global Note shall be registered in the name of The Depository Trust Company (“DTC”) (DTC, and any successor depositary for the Notes appointed by the Bank pursuant hereto, is hereinafter referred to as the “Registered Depositary”) or its nominee, Cede & Co. So long as the Registered Depositary or its nominee is the registered owner of a Global Note, it will be considered the sole owner or holder of the Notes represented thereby for all purposes hereunder and under such Master Global Note or Global Note. Neither the Bank nor the Fiscal Agent will have any responsibility or liability for any aspect of the records relating to or payments made by the Registered Depositary on account of beneficial interests in such Master Global Note or Global Note.
          (d) The Bank will from time to time deliver or cause to be delivered to the Fiscal Agent Notes in such quantities as the Bank shall determine, bearing consecutive control numbers. Each Note will have been executed by the manual or facsimile signature of the President/Managing Director and one of the Directors of the Bank. The Fiscal Agent will acknowledge receipt of the Notes delivered to it and will hold such Notes in safekeeping in accordance with its customary practice and, as provided in Section 6 hereof, shall complete, authenticate and deliver such Notes.
          Section 5. Authorized Representatives. From time to time, the Bank will furnish the Fiscal Agent with (i) a certificate of the General Counsel or Senior Counsel certifying the incumbency and specimen signatures of those persons authorized to execute Notes on behalf of the Bank by manual or facsimile signature (each, an “Authorized Executor”) and (ii) a certificate of the General Counsel or Senior Counsel certifying the incumbency and specimen signatures of those officers of the Bank authorized to give instructions and notices on behalf of the Bank hereunder (each, an “Authorized Instructor”). For purposes of this Agreement, references to an “Authorized Representative” shall refer to the Authorized Executor or Authorized Instructor, as the case may be, depending upon the action to be taken by such representative. Until the Fiscal Agent receives a subsequent certificate, the Fiscal Agent shall be entitled to rely on the last such certificate delivered to it for the purposes of determining the identity of the Authorized Representatives. Any Note bearing the manual or facsimile signature of a person who is an Authorized Representative on the date such signature is affixed shall bind the Bank after the completion, authentication and delivery thereof by the Fiscal Agent, notwithstanding that such person shall have ceased to hold office on the date such Note is so completed, authenticated and delivered by the Fiscal Agent. The Fiscal Agent shall have no responsibility to the Bank to determine by whom or by what means a facsimile signature may have been affixed on the Notes, or to determine whether any facsimile or manual signature is genuine, if such facsimile or manual signature resembles the specimen signatures filed with the Fiscal Agent.

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          Section 6. Issuance Instructions; Completion; Authentication and Delivery of Notes. (a) All instructions regarding the completion and delivery of Notes shall be given by facsimile transmission or by other acceptable written means by an Authorized Representative. Such instructions shall include the settlement information specified in the Administrative Procedures with respect to Book-Entry Notes or Certificated Notes, as appropriate (the “Settlement Information”).
          (b) Upon receipt of the instructions described above, the Fiscal Agent shall withdraw the necessary Notes from safekeeping and, in accordance with such instructions, shall:
     (i) in the case of Notes to consist of interests in and to be represented by an existing Master Global Note, enter into the records of the Bank maintained by the Fiscal Agent of the further provisions of such Notes set forth in the relevant Pricing Supplement relating to the issue of such Notes;
     (ii) in the case of Notes to be represented by a new Master Global Note, one or more Global Notes or Certificated Notes, complete each Note in accordance with the Settlement Information;
     (iii) record each Note in the Note Register (as defined in Section 14 hereof);
     (iv) cause each Note other than a pre-existing Master Global Note to be manually authenticated by any one of the officers or employees of the Fiscal Agent duly authorized and designated by it for such purpose; and
     (v) deliver each Book-Entry Note to the specified Agent or its designated consignee (which may be the Fiscal Agent) which delivery shall be against payment in immediately available funds and deliver Certificated Notes against a receipt of the Presenting Agent (as defined below);
provided that instructions regarding the completion and delivery of a Book-Entry Note or a Certificated Note, as appropriate, whether delivered by facsimile transmission, tested telex or other acceptable written means, are received by the Fiscal Agent by the times specified in the Administrative Procedures.
          (c) In the event that such instructions are received by the Fiscal Agent later than the times specified in the Administrative Procedures, the information shall not be deemed to be received until the Business Day following the receipt of such instructions.
          (d) In the case of a sale of Notes to a purchaser solicited by an Agent (a “Presenting Agent”), the Fiscal Agent will deliver the Notes to the Presenting Agent in the manner and by the times specified in the Administrative Procedures. On the Settlement Date, the Presenting Agent will deliver payment for such Notes to the Fiscal Agent in the case of Book-Entry Notes and to the Bank in the case of Certificated Notes in an amount equal to the issue price of the Notes less the Presenting Agent’s applicable commission. In the case of a sale of Notes to an Agent as principal (a “Purchasing Agent”), the Fiscal Agent will deliver the Notes to the Purchasing Agent against delivery of payment for such Notes to the Fiscal Agent in the case

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of Book-Entry Notes, and to the Bank in the case of Certificated Notes, in an amount equal to the issue price of the Notes less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity. The Bank shall promptly notify the Fiscal Agent in writing of the amount of such commission.
          In the case of Book-Entry Notes, upon receipt of such funds from the Presenting Agent or Purchasing Agent, as the case may be, the Fiscal Agent on such day of receipt will wire an amount equal thereto to or upon the order of the Bank in immediately available funds or, in the absence of instructions, credit such funds to the account of the Bank with the Bank of New York, New York NIB Account No. 803-3257-679 or at such other institution as the Bank may designate. From time to time, upon receipt of specific instructions given in the manner contemplated by this Section 6, proceeds from the sale of Notes may be used in payment of the principal of, and premium (if any) and interest on, Notes presented for payment at maturity. Each transaction hereunder shall be subject to the rules of the New York Clearing House in effect at the time of such transaction.
          In the case of any sale of Notes to a purchaser solicited directly by the Bank, the Fiscal Agent and the Bank shall follow such procedures with respect thereto as may be agreed upon from time to time, provided that the Bank shall advise the Fiscal Agent of such sale at least five Business Days prior to the Settlement Date.
          (e) Until definitive Notes shall be prepared, the Bank may execute, and there shall be authenticated and delivered (in lieu of definitive Notes), temporary Notes of like tenor and aggregate principal amount. Such temporary Notes shall be subject to the same limitations and conditions and entitled to the same rights and benefits as definitive Notes, except as provided herein or therein. Temporary Notes shall be exchangeable for definitive Notes when the latter shall be ready for delivery; and upon the surrender for exchange of such temporary Notes the Bank, at its own expense, shall execute and there shall be authenticated and delivered, in exchange for such temporary Notes, a like aggregate principal amount of definitive Notes of the appropriate form, maturity and denomination. Temporary Notes shall be appropriately legended.
          Section 7. Failure of Purchaser to Pay Presenting Agent. If a purchaser fails to make payment to the Presenting Agent for a Certificated Note, the Presenting Agent will promptly notify the Fiscal Agent and the Bank thereof by facsimile transmission or other acceptable written means. In the event of such failure, the Presenting Agent will immediately return the Certificated Note to the Fiscal Agent. Immediately upon receipt of such Certificated Note by the Fiscal Agent, the Fiscal Agent will notify the Bank by facsimile transmission or by other acceptable written means and the Bank will provide immediately available funds to the Presenting Agent upon receipt of such notice (or on the following Business Day if such notice is not received by the Bank prior to 4:00 P.M. Helsinki time) in an amount equal to the amount previously credited to the Bank in respect of such Certificated Note. The Fiscal Agent will cancel the Certificated Note in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Bank, destroy the Certificated Note.
          If the purchaser of a Book-Entry Note fails to make payment for such Book-Entry Note, the Fiscal Agent will take certain actions specified in the Administrative Procedures in order to adjust the accounts of the Presenting Agent at DTC.

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          Section 8. Reliance on Instructions. The Fiscal Agent shall incur no liability to the Bank in acting hereunder upon instructions pursuant to Section 6 hereof and as otherwise contemplated hereby which the recipient thereof reasonably believes in good faith and without negligence to have been duly given by an Authorized Representative.
          Section 9. Bank’s Representations and Warranties. Each instruction given to the Fiscal Agent in accordance with Section 6 hereof shall constitute a continuing representation and warranty to the Fiscal Agent by the Bank that the issuance and delivery of the Notes have been duly and validly authorized by the Bank and that the Notes, when completed, authenticated and delivered pursuant hereto, will constitute valid and legally binding obligations of the Bank.
          Section 10. Payment of Interest; Interest Payment Dates; Record Dates. (a) Interest payments will be made in the manner specified in the Administrative Procedures (i) on Fixed Rate Notes semi-annually each April 15 and October 15, unless otherwise set forth in the applicable Pricing Supplement, (ii) in the case of Floating Rate Notes that reset daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified in the applicable Pricing Supplement; in the case of Floating Rate Notes that reset quarterly, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Notes that reset semi-annually, on the third Wednesday of the two months specified in the applicable Pricing Supplement; and in the case of Floating Rate Notes that reset annually, on the third Wednesday of the month specified in the applicable Pricing Supplement (in each case, the “Interest Payment Dates”), in each case unless otherwise set forth in the applicable Pricing Supplement, (iii) in the case of Indexed Notes, as set forth in such Notes and (iv) in each case, at maturity. If an Interest Payment Date with respect to any Floating Rate Note falls on a day that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day, except that with respect to any Floating Rate Note in which interest is calculated by reference to LIBOR, if such Business Day is in the next succeeding calendar month, the Interest Payment Date with respect to such Floating Rating Note shall be the immediately preceding Business Day. A “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulations to be closed in New York City, and that (a) if the Note is a Foreign Currency Note (other than a Note denominated in Euro), is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in the Specified Currency for such Note in the Relevant Financial Center) and in any other city or cities specified in the applicable Pricing Supplement; and (b) if such Note is denominated in Euro, is a day (i) on which the Trans-European Automated Real-time Gross settlement Express Transfer (TARGET) system is operating; and (c) is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in any city or cities specified in the applicable Pricing Supplement. “Relevant Financial Center” means, with respect to any Foreign Currency Note, the financial center or centers of the country issuing the Specified Currency for such Note, as specified in the applicable Pricing Supplement.
          (b) Unless otherwise specified in a Pricing Supplement, all such interest payments, other than interest due at maturity, will be made to the persons in whose names such Notes are registered at the close of business on the fifteenth calendar day (whether or not a

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Business Day) immediately preceding such Interest Payment Dates (each a “Record Date”, and the registered holder of any Note on the applicable Record Date, a “Holder”). Interest payments on Book-Entry Notes will be made by the Bank to the Fiscal Agent for the account of DTC or its nominee. Notwithstanding the foregoing, if the Original Issue Date of a Note occurs between a Record Date and the next succeeding Interest Payment Date, the first payment of interest on any such Note will be made on the second Interest Payment Date succeeding the Original Issue Date. Interest payments will be calculated and made in the manner provided in the applicable Note.
          (c) Interest with respect to Fixed Rate Notes will begin to accrue on the Original Issue Date and will be calculated on the basis of a 360-day year of twelve 30-day months and interest will not accrue on the 31st day of any month. Interest with respect to Floating Rate Notes will begin to accrue on the Original Issue Date and will be calculated in accordance with the provisions set forth in each such Note for the applicable Interest Rate Basis specified on the face thereof. Interest with respect to Indexed Notes will accrue and be calculated as set forth thereto.
          (d) Interest in respect of any Note is payable by the Bank in the Specified Currency for such Note. In the case of any Foreign Currency Note, the Bank or its agent will (unless otherwise specified in the applicable Pricing Supplement) arrange to convert all payments in respect of such Note into U.S. dollars in the manner described in such Note; provided, however, that if U.S. dollars are not available for making payments due to the imposition of exchange controls or other circumstances beyond the Bank’s control, then payments will be made in the applicable foreign currency until U.S. dollars are again available for making such payments. All interest payments on the Notes to be made in U.S. dollars, other than interest due at maturity, will be made by check of the Fiscal Agent mailed to the Holder, as such Holder appears on the Record Date in the Note Register referred to in Section 14 hereof, or to such other address in the United States as any Holder shall designate to the Fiscal Agent in writing not later than the relevant Record Date; provided, however, that upon receipt of written wire transfer instructions by the Fiscal Agent from a Holder of U.S. $10,000,000 (or the equivalent thereof in a foreign currency determined on the basis of the noon buying rate for cable transfers in New York City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”)) or more in aggregate principal amount of Notes having the same Interest Payment Dates (whether or not having the same terms and provisions) not less than 15 calendar days prior to the applicable Interest Payment Date, the Fiscal Agent will make such payments of interest by wire transfer of immediately available funds to an account maintained in the United States as designated by such written instructions to the Fiscal Agent. Any such designation made with respect to any Note by a Holder will remain in effect with respect to any further interest payments with respect to such Note payable to such Holder unless such designation is revoked in writing at least 15 calendar days prior to any applicable payment date.
          (e) Payments of interest on any Foreign Currency Note to be made in a Specified Currency other than U.S. dollars will be made by wire transfer of immediately available funds to an account (designated by the Holder of such Note by written wire instructions received by the Fiscal Agent (who shall promptly notify the Exchange Rate Agent, if applicable) not less than fifteen calendar days prior to the applicable Interest Payment Date) with a financial institution located in the Relevant Financial Center (or, if the foreign currency is Euro, located in any financial center in a member state of the European Monetary Union). Such designation shall

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be made by filing the appropriate information with the Fiscal Agent at its Corporate Trust Office in The City of New York not less than fifteen calendar days prior to the applicable Interest Payment Date, and, unless revoked in writing at least 15 calendar days prior to the applicable payment date, any such designation made with respect to any Note by a Holder will remain in effect with respect to any further interest payments with respect to such Note payable to such Holder.
          (f) The Fiscal Agent shall assume responsibility for withholding taxes, if any, on interest as required by law. The Fiscal Agent shall solicit from Holders of Notes information or other reports or returns necessary or required by law or regulation in connection with any United States federal or state requirement to report information or withhold for taxes.
          Section 11. Payment at Maturity. The principal of and any premium and interest in respect of any Note are payable by the Bank in the Specified Currency for such Note. In the case of any Foreign Currency Note, the Bank or its agent will (unless otherwise specified in the applicable Pricing Supplement) arrange to convert all payments in respect of such Note into U.S. dollars in the manner described in such Note; provided, however, that if U.S. dollars are not available for making payments due to the imposition of exchange controls or other circumstances beyond the Bank’s control, then payments will be made in the applicable foreign currency until U.S. dollars are again available for making such payments. Payments of principal of, and premium, if any, and interest on, any Note to be made at maturity in U.S. dollars will be made by check of the Fiscal Agent upon surrender of such Note at the office of the Fiscal Agent referred to in Section 27 (ii), provided that such Note is presented to the Fiscal Agent in time for the Fiscal Agent to make such payments in such funds in accordance with its normal procedures; provided, however, that upon receipt of written wire transfer instructions by the Fiscal Agent from a Holder of U.S. $10,000,000 (or the equivalent thereof in a foreign currency determined on the basis of the Market Exchange Rate) or more in aggregate principal amount of Notes having the same payment dates (whether or not having the same terms and provisions) not less than 15 calendar days prior to the applicable payment date, the Fiscal Agent will make such payments by wire transfer of immediately available funds to an account maintained in the United States as designated by such written instructions to the Fiscal Agent. Any such designation made with respect to any Note by a Holder will remain in effect with respect to any further payments with respect to such Note payable to such Holder unless such designation is revoked in writing at least 15 calendar days prior to any applicable payment date. In addition, as soon as possible after the Bank has made available to the Fiscal Agent the total amount of any principal, premium or interest due on any Book-Entry Note at maturity, the Fiscal Agent will make such payment to DTC and DTC will allocate such payment to the beneficial owners of such Book-Entry Note in accordance with its existing operating procedures, less any amount payable in a Specified Currency other than U.S. dollars that DTC may have directed the Fiscal Agent to pay directly to the beneficial owners of such Book-Entry Notes.
          Payments of principal of, and premium, if any, and interest on a Note to be made in a Specified Currency other than U.S. dollars will be made by the Fiscal Agent or the Exchange Rate Agent, as applicable, by wire transfer of immediately available funds to an account with a financial institution located in the Relevant Financial Center (or, if the foreign currency is Euro, located in any financial center in a member state of the European Monetary Union), as shall have been designated at least 15 calendar days prior to such date of maturity by the Holder of such

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Note to the Fiscal Agent, provided that such Note is presented to the Fiscal Agent in time for the Fiscal Agent to make such payments or give notice to the Exchange Rate Agent to make such payments in such funds in accordance with its normal procedures. Such designation shall be made by filing the appropriate information with the Fiscal Agent at its Corporate Trust Office in The City of New York, and, unless revoked, any such designation made with respect to any Note by a Holder will remain in effect with respect to such Note payable to such Holder.
          The Bank will pay any administrative costs imposed by the Fiscal Agent or Exchange Rate Agent, as applicable, in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments, or any administrative costs imposed by the banks receiving such wire transfers, will be borne by the Holders of the Notes in respect of which payments are made.
          Section 12. Information Regarding Amounts Due. (a) The Fiscal Agent will provide the Bank by the last day of each month with a list of principal and accrued interest to be paid on the Notes in the next succeeding month, the Note number and the Specified Currency in which such Notes shall be denominated. No later than the last day of each month, the Fiscal Agent will deliver to the Bank and DTC a written list of Record Dates and Interest Payment Dates that will occur during the next succeeding calendar month with respect to Book-Entry Notes.
          (b) The Fiscal Agent shall advise the Bank of the aggregate amount or amounts (in the Specified Currency of the relevant Note of Notes) of each payment to be made on any Note or Notes no less than five Business Days prior to the applicable payment date.
          Section 13. Deposit of Funds. The Bank shall deposit with the Fiscal Agent, or in the case of a Specified Currency other than U.S. dollars the Exchange Rate Agent if applicable, not later than 10:00 A.M., New York City time, or not later than 10:00 A.M. local time in the Relevant Financial Center with regard to payments to be made in a currency other than U.S. dollars, (or at such later time as the Bank and the Fiscal Agent may agree in writing) on each Interest Payment Date immediately available funds, in the appropriate currencies, sufficient to pay all interest due on the Certificated Notes on such Interest Payment Date. The Bank shall deposit with the Fiscal Agent, or in the case of a Specified Currency other than U.S. dollars the Exchange Rate Agent if applicable, not later than 10:00 A.M., New York City time, if the specified currency is U.S. dollars, or the local time in the respective country of any Foreign Currency Note, as the case may be (or at such later time as the Bank and the Fiscal Agent or Exchange Rate Agent, as applicable, may agree in writing) on each date of maturity of any Certificated Note immediately available funds sufficient to pay the principal of, and premium, if any, and accrued interest on, any such Certificated Note.
          The total amount of any principal, premium, if any, and interest due on Book-Entry Notes on any Interest Payment Date or any date of maturity shall be paid by the Bank to the Fiscal Agent if applicable, or in the case of a Specified Currency other than U.S. dollars the Exchange Rate Agent, in immediately available funds by 10:00 A.M., New York City time, or not later than 10:00 A.M. local time in the Relevant Financial Center with regard to payments to be made in a currency other than U.S. dollars, on such date. The Bank will make such payment on such Book-Entry Notes by instructing the Fiscal Agent or the Exchange Rate Agent to

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withdraw funds from an account maintained by the Bank with the Fiscal Agent or the Exchange Rate Agent or by wire transfer to the Fiscal Agent or the Exchange Rate Agent, in each case as applicable. The Bank will confirm such instructions by facsimile transmission or other acceptable written means to the Fiscal Agent or the Exchange Rate Agent, as applicable. Prior to 10:00 A.M., New York City time, or prior to 10:00 A.M. local time in the Relevant Financial Center with regard to payments to be made in a currency other than U.S. dollars, on such date or as soon as possible thereafter, the Fiscal Agent or the Exchange Rate Agent, as applicable, will pay DTC interest and principal due in a manner agreed upon with DTC.
          Section 14. Note Register; Registration of Transfer; Exchange; Persons Deemed Owners. (a) Subject to such reasonable regulations as it may prescribe, the Bank will initially keep books (the “Note Register”) for the exchange, registration and registration of transfer of Notes at the office of Citibank, N.A., at 111 Wall Street, New York, New York 10043. The Bank hereby appoints Citibank, N.A., acting through said offices, as the Registrar with respect to the Notes, upon the terms and subject to the conditions set forth herein and in the Notes. Citibank, N.A., acting as registrar, and any successor registrar appointed pursuant hereto, is herein called the “Registrar”. The Registrar will keep a record of all Notes in the Note Register and will make such record available for inspection upon the request of the Bank. Included in the Note Register will be notations as to whether such Notes have been redeemed, or otherwise paid or cancelled, and, in the case of mutilated, destroyed, stolen or lost Notes, whether such Notes have been replaced. In the case of the replacement of any of the Notes, the Registrar will keep a record of the Note so replaced, and the Note issued in replacement thereof. In the case of the cancellation of any of the Notes, the Registrar will keep a record of the Note so cancelled and the date on which such Note was cancelled.
          (b) The Holder of any Note may transfer the same in whole or in part in the amount of U.S. $1,000 or integral multiples of U.S. $1,000 in excess thereof (unless a higher minimum denomination is set forth on such Note, in which case the Holder of such Note may transfer the Note in whole or in part in the amount of denominations specified thereon) (or, in the case of the Foreign Currency Note, in denominations specified on such Note) (or in the case of Notes issued in reliance on an exemption from registration provided by Rule 144A of the Securities Act, such Notes will be issued in minimum denominations of U.S. $100,000 and integral multiples of U.S. $1,000 in excess thereof, or, if denominated in currencies or composite currencies other than the U.S. dollar, minimum denominations not less than the equivalent of U.S. $100,000 and integral multiples of $1,000 in excess thereof) by surrendering at the office of the Registrar, such Note duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Registrar, duly executed by, the holder thereof or his attorney duly authorized in writing provided, however, that in the case of definitive 144A Notes (as defined in the Selling Agency Agreement) only, the Note surrendered shall be accompanied by a certification from such Holder, in substantially the form attached to the Form of Note set forth in Exhibits C, E, G or I hereto, as to the nature of the transfer being requested and, in certain cases, of the transferor. In exchange for any Note properly presented for transfer, the Fiscal Agent shall promptly complete, authenticate and deliver or cause to be completed, authenticated and delivered at the office of the Registrar, to the transferee or send by mail (at the risk of the transferee) to such address as the transferee may request, a Note or Notes, as the case may require, registered in the name of such transferee, for the same aggregate principal amount as was transferred and having identical terms and provisions. In the case of the transfer of any

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Note in part, the Fiscal Agent shall also promptly authenticate and deliver or cause to be authenticated and delivered at the office of the Registrar, to the transferor, or send by mail (at the risk of the transferor) to such address as the transferor may request, a Note or Notes, as the case may require, registered in the name of the transferor, for the same aggregate principal amount that was not transferred. No transfer of any Note shall be made unless the request for such transfer is made by the Holder or by a duly authorized attorney-in-fact at the office of the Registrar.
          (c) At the option of the Holder on request confirmed in writing and subject to applicable laws and regulations, a Note or Notes may be exchanged for a Note or Notes of any authorized denomination having identical terms and provisions and of equal aggregate principal amount, upon surrender of the Note to be exchanged at the office of the Registrar. Subject to Section 14(f) below, whenever any Note is so surrendered for exchange, together with a written request for exchange, the Bank shall execute and the Fiscal Agent shall promptly complete, authenticate and deliver, a Note or Notes which the holder making the exchange is entitled to receive.
          (d) All Notes surrendered for payment, redemption, registration of transfer or exchange shall be delivered to the Registrar. The Registrar shall cancel and destroy all such Notes surrendered for payment, redemption, registration of transfer or exchange and shall deliver a certificate of destruction to the Bank.
          (e) Except as provided below, owners of Book-Entry Notes having beneficial interests in a Global Note (or Master Global Note) will not be entitled to have Notes representing their beneficial interests registered in their names, will not receive or be entitled to receive physical delivery of Notes, upon exchange or otherwise, and will not be considered the owners or holders thereof. A Global Note (or Master Global Note) may not be transferred except as a whole by DTC to a nominee thereof or by a nominee thereof to DTC or another nominee of DTC or by the DTC or any such nominee to a successor of DTC or a nominee of such successor. If DTC is at any time unwilling or unable to continue as Depositary for Book-Entry Notes and a successor Depositary is not appointed by the Bank within 90 days, the Bank will issue individual Certificated Notes in replacement of the Global Note (or Master Global Note) or Notes representing such Book-Entry Notes. In addition, the Bank in its sole discretion and upon 45 days written notice delivered to the Fiscal Agent determine that Book-Entry Notes issued in whole or in part in the form of one or more Global Notes (or Master Global Note) shall no longer be represented by such Global Notes (or Master Global Note) or Notes and, in such event, will issue individual Certificated Notes in replacement of the Global Note (or Master Global Note) or Notes representing such Book-Entry Notes. In any such instance, an owner of a beneficial interest in a Global Note (or Master Global Note) will be entitled to physical delivery of individual Certificated Notes equal in aggregate principal or face amount to such beneficial interest and to have such Certificated Notes registered in its name.
          (f) Notwithstanding the foregoing, the Fiscal Agent shall not (i) register the transfer of or exchange any Note that has matured or has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) register the transfer of or exchange any Notes during the period beginning at the opening of business 15 calendar days before the mailing of a notice of redemption and ending at the close of business on the day

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of such mailing, or (iii) register the transfer of or exchange any Global Note in violation of the legend contained on the face of such Global Note.
          (g) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Bank, evidencing the same debt, and entitled to the same benefits as the Notes surrendered upon such registration of transfer or exchange.
          (h) No service charge shall be imposed upon the Holder of any Notes for any registration of transfer or exchange of such Notes except that the Bank may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange or issuance of any new Note, and any expenses of delivery by other than first class mail, but subject to such reasonable regulations as the Bank and the Fiscal Agent may prescribe.
          (i) The Bank and the Fiscal Agent, and any agent of the Bank or the Fiscal Agent, may deem and treat the Holder of any Note as the absolute owner of such Note for all purposes, whether or not such Note be overdue, and neither the Bank nor the Fiscal Agent, nor any such agent, shall be affected by notice to the contrary except as required by applicable law.
          (j) Each certificate evidencing Notes that are 144A Notes (and all securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:
THE NOTES REPRESENTED BY THIS [GLOBAL] NOTE HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES, AND, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE ORIGINAL ISSUE DATE HEREOF, MAY BE TRANSFERRED ONLY PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AS SET FORTH BELOW.
THE HOLDER HEREOF, BY PURCHASING [THE NOTES IN RESPECT OF WHICH] THIS [GLOBAL] NOTE IS ISSUED [(OR ANY BENEFICIAL INTEREST OR PARTICIPATION HEREIN)] ON ITS OWN BEHALF AND ON BEHALF OF ANY ACCOUNT FOR WHICH IT IS PURCHASING THIS [GLOBAL] NOTE [OR ANY BENEFICIAL INTEREST OR PARTICIPATION HEREIN], (1) REPRESENTS FOR THE BENEFIT OF THE BANK AND FOR ANY AGENT OR SELLER WITH RESPECT TO SUCH NOTES THAT IT IS PURCHASING SUCH NOTES SOLELY FOR ITS OWN ACCOUNT OR FOR ONE OR MORE ACCOUNTS MAINTAINED BY IT OR OVER WHICH IT EXERCISES SOLE INVESTMENT DISCRETION AND THAT IT AND ANY SUCH ACCOUNT ARE (OR ARE HOLDING SUCH NOTES FOR THE BENEFIT OF) QUALIFIED INSTITUTIONAL BUYERS (“QIBS”) AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, (2) ACKNOWLEDGES THAT SUCH NOTES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD, RESOLD OR DELIVERED IN THE UNITED STATES EXCEPT PURSUANT TO AN EXEMPTION FROM SUCH ACT IN ACCORDANCE WITH THE TERMS HEREOF, (3) AGREES TO NOTIFY ANY SUBSEQUENT TRANSFEREE OF THE TRANSFER RESTRICTIONS

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SET OUT HEREIN AND THAT IT WILL BE A CONDITION TO SUCH TRANSFER THAT THE TRANSFEREE WILL BE DEEMED TO MAKE THE REPRESENTATIONS SET OUT HEREIN, AND (4) AGREES, FOR THE BENEFIT OF THE BANK, THAT SUCH NOTES MAY ONLY BE OFFERED, SOLD, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DELIVERED (A) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT OR (B) TO A PERSON WHO THE SELLER REASONABLY BELIEVES TO BE A QIB THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.
PROSPECTIVE PURCHASERS ARE HEREBY NOTIFIED THAT THE SELLERS OF THE NOTES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A.
EACH HOLDER OF THIS [GLOBAL] NOTE OR AN INTEREST HEREIN AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.
FOR THE PURPOSES HEREOF, “OFFSHORE TRANSACTION” AND “U.S. PERSON” SHALL HAVE THE MEANINGS GIVEN TO THEM IN RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.
BY ITS PURCHASE AND HOLDING OF A NOTE, EACH PURCHASER AND EACH TRANSFEREE WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED EITHER THAT (A) IT IS NOT AN EMPLOYEE BENEFIT PLAN AS DESCRIBED IN SECTION 3(3) OF ERISA AND SUBJECT TO ERISA, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A GOVERNMENTAL PLAN OR CHURCH PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR AN ENTITY WHOSE ASSETS ARE TREATED AS ASSETS OF ANY SUCH PLAN OR (B) ITS PURCHASE AND HOLDING AND DISPOSITION OF A NOTE WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR ANY SUBSTANTIALLY SIMILAR PROVISIONS OF ANY FEDERAL, STATE OR LOCAL LAW.
          The Fiscal Agent and the Bank shall be entitled (but not obligated) to require such additional certificates and information as it may reasonably deem necessary to demonstrate that any sale or other transfer of such a Note is made in compliance with the applicable restrictions set forth above and with applicable securities laws.
          (k) The Bank may compel any beneficial owner of an interest in the 144A Notes to sell its interest in such 144A Notes, or may sell such interest on behalf of such holder, if such holder is a U.S. person that is not a qualified institutional buyer (as defined in Rule 144A under the U.S. Securities Act of 1933, as amended).
          Section 15. Mutilated, Destroyed, Lost, or Stolen Notes. In case any Note shall at any time become mutilated, destroyed, lost or stolen, and such Note, or evidence of the

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loss, theft or destruction thereof satisfactory to the Bank and the Fiscal Agent (together with indemnity satisfactory to each of them and such other documents or proof as may be required in the premises) shall be delivered to the Fiscal Agent, a new Note of like tenor will be issued by the Bank to the Holder of such Note in exchange for the mutilated Note or in lieu of the Note destroyed, lost or stolen. The Fiscal Agent shall authenticate any such substituted Note and deliver the same upon the written authorization of an Authorized Representative. Upon issuance of any substituted Note, the Bank and the Fiscal Agent may require payment of a sum sufficient to cover any fees and expenses connected therewith. In case any Note which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Bank may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) upon compliance by the Holder with the provisions of this Section, as hereinabove set forth. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the Holder of the Note mutilated, destroyed, stolen or lost.
          Section 16. Cancellation. All Notes surrendered for payment or for registration of transfer or exchange shall, if surrendered to any person other than the Fiscal Agent, be delivered to the Fiscal Agent and shall be promptly cancelled by it. The Bank may at any time deliver to the Fiscal Agent for cancellation any Notes previously authenticated and delivered hereunder which the Bank may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Fiscal Agent. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Notes held by the Fiscal Agent shall be destroyed and a certificate of destruction shall be delivered by the Fiscal Agent to the Bank (or, in the case of cancellation of a Note represented by a Master Global Note that is not itself the subject of cancellation, send to the Bank details of the cancellation of such Note).
          Upon the written request of the Bank, the Fiscal Agent shall destroy all of the unissued Notes in the Fiscal Agent’s possession and a certificate of destruction shall be delivered by the Fiscal Agent to the Bank.
          Section 17. Redemption of Notes. (a) If any Notes provide for redemption at the election of the Bank, the Bank shall notify the Fiscal Agent in writing not less than 45 days and not more than 60 days (unless otherwise provided in the relevant Pricing Supplement) prior to any Optional Redemption Date specified in the Pricing Supplement (the “Optional Redemption Date”) of the Bank’s election to redeem such Notes in whole or in part and the principal amount and other terms and conditions of such Notes to be so redeemed.
          (b) If less than all of the Notes which have identical terms and conditions are to be redeemed on an Optional Redemption Date, the Fiscal Agent shall select (from those Notes which have such identical terms and conditions) the particular Notes to be redeemed by lot or by such method as the Fiscal Agent deems fair and appropriate. The Fiscal Agent shall promptly notify the Bank in writing of the Notes selected for redemption and, in the case of Notes selected for partial redemption, the principal amount thereof to be redeemed.
          (c) Notice of redemption shall be given by the Fiscal Agent, at the Bank’s expense, by first-class mail, postage prepaid, mailed or sent via facsimile transmission not less

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than 30 nor more than 60 days (unless otherwise provided in the relevant Pricing Supplement) prior to an Optional Redemption Date, to each Holder of Notes to be redeemed, at the address appearing in the Note Register or, in the case of facsimile transmission, to such number as the Fiscal Agent shall have furnished to the Bank. All notices of redemption shall state: (i) the Optional Redemption Date or Dates; (ii) the redemption price, which shall be as provided in the terms of the Note (the “Redemption Price”); (iii) if less than all of the Notes subject to redemption on the Optional Redemption Date are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Notes to be redeemed; (iv) that on the Optional Redemption Date the redemption price plus accrued interest, if any, to such date will become due and payable upon each of such Notes to be redeemed and that interest thereon will cease to accrue on and after such date; and (v) the place or places where such Notes are to be surrendered for payment.
          (d) Notice of redemption having been given as described above, the Notes to be redeemed shall, on the date of redemption, become due and payable at the Redemption Price, and from and after such date (unless the Bank shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to bear interest. Upon surrender of any such Notes for redemption in accordance with such notice, the Fiscal Agent shall pay to the Holders of such Notes the Redemption Price, together with accrued interest to the applicable Optional Redemption Date. If any Notes called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the date of redemption at the rate borne by such Notes.
          (e) Any Note which is to be redeemed only in part shall be surrendered to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, having identical terms and conditions, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the Note so surrendered.
          (f) Upon surrender of any Note for redemption in accordance with the provisions set forth above, the Note to be redeemed shall, on the applicable Optional Redemption Date, become due and payable, and the Fiscal Agent shall pay such Note on the applicable Optional Redemption Date provided that such note is presented to the Fiscal Agent in time for the Fiscal Agent to make such payment in accordance with its normal procedures at a price equal to (i) in the case of Notes other than OID Notes, the Redemption Price for such Optional Redemption Date plus interest, if any, accrued to the date of redemption or (ii) in the case of OID Notes (other than an Indexed Note), the Amortized Face Amount thereof (as defined below). The “Amortized Face Amount” of an OID Note shall be calculated by the Fiscal Agent and shall be equal to the sum of (i) the Issue Price set forth in the applicable Pricing Supplement and (ii) that portion of the difference between the Issue Price and the principal amount of such Note that has accrued at the Yield to Maturity set forth in the Pricing Supplement (computed in accordance with generally accepted United States bond yield computation principles) by such date of redemption or repayment, but in no event shall the Amortized Face Amount of an OID Note exceed the principal amount of such Note due at stated maturity.
          Section 18. Repayment of Notes. (a) In order for any Note to be repaid in whole or in part at the option of the Holder thereof, the Fiscal Agent must receive, at its

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Corporate Trust Office as set forth in Section 27(ii) hereof, or at such other address as the Bank shall notify the Holders of the Notes, at least 45 but not more than 60 days (unless otherwise provided in the relevant Pricing Supplement) prior to the date or dates specified in the Applicable Pricing Supplement on which such Note may be repaid (each an “Optional Repayment Date”), (i) such Note with the form entitled “Option to Elect Repayment” on the reverse thereof duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of such Note, the principal amount of such Note to be repaid, the certificate number and description of the tenor and terms of the such Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be repaid with the form entitled “Option to Elect Repayment” on the reverse thereof duly completed will be received by the Fiscal Agent not later than 5 Business Days after the date of such telegram, telex, facsimile transmission or letter. If the procedure described in clause (ii) of the preceding sentence is followed, then such Note and form duly completed must be received by the Fiscal Agent by such fifth Business Day. Any tender of a Note by the Holder for repayment shall be irrevocable. The repayment option may be exercised by the Holder of a Note for less than the entire principal amount of such Note provided that the principal amount of such Note remaining outstanding after repayment is an authorized denomination. Upon a partial repayment, such Note shall be cancelled and a new Note or Notes for the remaining principal amount thereof shall be issued in the name of the Holder of such repaid Note.
          (b) Upon surrender of any Note for repayment in accordance with the provisions set forth above, the Note to be repaid shall, on the applicable Optional Repayment Date, become due and payable, and the Fiscal Agent shall pay such Note on the applicable Optional Repayment Date at a price equal to (i) in the case of Notes other than OID Notes, the repayment price set forth for such optional Repayment Date in the applicable Pricing Supplement plus interest, if any, accrued to the date of repayment, or (ii) in the case of OID Notes (other than an Indexed Note), the Amortized Face Amount thereof.
          (c) If any Note is to be repaid only in part, the Holder thereof shall specify the portion thereof to be repaid and shall surrender such Note to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes having identical terms and conditions, in an aggregate principal amount equal to and in exchange for the unrepaid portion of the principal of the Note so surrendered and in such authorized denominations as shall be requested by such Holder.
          Section 19. Acceleration of Maturity. In case of (i) a default in any payment of principal of or interest on any Note and its continuance for a period of 30 days, or (ii) a default in the performance of any other covenant contained in any Note and the continuance of such default for a period of 60 days after written notice thereof shall have been given to the Bank by any Holder, then in any such event the Holders of not less than 25% in principal amount of the Notes then outstanding, upon written notice to the Bank and the Fiscal Agent, may declare the principal (or, in the case of OID Notes or Indexed Notes, the amount so specified in such Notes) to be due and payable immediately, together with interest of all such Notes (if any) accrued to the date of actual payment, unless, prior to the time when the Fiscal Agent receives such notice, all events of default in respect of all such Notes shall have been remedied.

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          Section 20. Application of Funds; Return of Unclaimed Funds. Any monies paid by the Bank to the Fiscal Agent or Exchange Rate Agent, as applicable for the payment of the principal of, or premium (if any) or interest on, the Notes will be deposited as directed by the Fiscal Agent or Exchange Rate Agent. Until used or applied as herein provided, all funds received by the Fiscal Agent or Exchange Rate Agent hereunder shall be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law, and for the benefit of the persons entitled thereto. The Fiscal Agent or Exchange Rate Agent shall be under no liability for interest on any funds received by it hereunder except as otherwise agreed with the Bank. Any monies held by the Fiscal Agent or Exchange Rate Agent in trust for payment of the principal of, or premium (if any) or interest on, the Notes and remaining unclaimed at the end of two years following the date on which such principal, premium or interest shall have become due and payable shall be returned to the Bank, upon its written request, by the Fiscal Agent or Exchange Rate Agent and the Holder of such Notes shall thereafter look, as an unsecured general creditor, only to the Bank for the payment thereof and all liability of the Fiscal Agent or Exchange Rate Agent with respect to such trust monies shall thereupon cease.
          Section 21. The Fiscal Agent. The Fiscal Agent accepts its obligations set forth herein and in the Notes upon the terms and conditions hereof and thereof, including the following, to all of which the Bank agrees and to all of which the rights of the holders from time to time of the Notes shall be subject:
          (a) In acting under this Agreement and in connection with the Notes, the Fiscal Agent is acting solely as agent of the Bank and assumes no obligation towards or relationship of agency or trust for or with any of the owners or holders of the Notes except that all funds held by the Fiscal Agent for the payment of principal of, premium or interest (and any additional amounts payable) on the Notes shall be held in trust by the Fiscal Agent and applied as set forth herein and in the Notes, but need not be segregated from other funds held by the Fiscal Agent except as required by law.
          (b) The Fiscal Agent shall be protected and shall incur no liability for or in respect of any action reasonably taken or omitted to be taken or thing suffered by it in reliance upon any Note, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper party or parties.
          (c) The Fiscal Agent, and each of its officers, directors and employees, in its individual capacity or any other capacity, may become the owner of, or acquire any interest in, any Note or other obligations of the Bank with the same rights and subject to the same terms that it would have if it were not the Fiscal Agent or an officer, director or employee thereof, as the case may be, and may engage or be interested in any financial or other transaction with the Bank and may act on, or as depositary, trustee or agent for, any committee or body of Holders or other obligations of the Bank, as freely as if it were not the Fiscal Agent or an officer, director or employee thereof, as the case may be.
          (d) The Fiscal Agent shall have no liability for interest on any monies at any time received and held by it pursuant to any of the provisions of this Agreement or the Notes.

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          (e) The recitals contained herein and in the Notes (except in the certificate of authentication of a duly authorized officer of the Fiscal Agent) shall be taken as the statements of the Bank and the Fiscal Agent assumes no responsibility for the correctness of the same. The Fiscal Agent makes no representation as to the validity or sufficiency of this Agreement or the Notes except for the Fiscal Agent’s due authorization to execute the Agreement; provided, however, that the Fiscal Agent shall not be relieved of its duty to authenticate Notes as authorized by this Agreement. The Fiscal Agent shall not be accountable for the use or application by the Bank of the proceeds of any Notes authenticated and delivered by or on behalf of the Fiscal Agent in conformity with the provisions of this Agreement.
          (f) The Fiscal Agent shall be obligated to perform such duties and only such duties as are herein and in the Notes specifically set forth, and no implied duties or obligations shall be read into this Agreement or the Notes against the Fiscal Agent. The Fiscal Agent shall be under no obligation to take any action hereunder which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it.
          (g) Except as otherwise specifically provided herein or in the Notes, any order, certificate, notice, request, direction or other communication from the Bank made or given under any provision of this Agreement shall be sufficient if signed by an authorized officer of the Bank.
          (h) Except as specifically provided herein or in the Notes, the Fiscal Agent shall have no duty or responsibility in case of any default by the Bank in the performance of its obligations (including, without limiting the generality of the foregoing, any duty or responsibility to accelerate all or any of the Notes or to initiate or to attempt to initiate any proceedings at law or otherwise or to make any demand for the payment thereof upon the Bank).
          (i) No provision, term or Section of this Agreement is intended, or shall be interpreted, to obligate the Fiscal Agent to use its own funds for the making of any payments required hereunder or under the Notes.
          (j) The Fiscal Agent may act through its attorneys, agents, custodian and nominee not regularly in its employ and shall not be responsible for the misconduct or negligence of any attorney, agent, custodian and nominee appointed with due care.
          Section 22. Liability. Neither the Fiscal Agent nor its directors, officers, employees or agents shall be liable for any act or omission hereunder except in the case of negligence, bad faith or willful misconduct. The duties and obligations of the Fiscal Agent, its officers and employees shall be determined by the express provisions of this Agreement and they shall not be liable except for the performance of such duties and obligations as are specifically set forth herein and no implied covenants shall be read into this Agreement against them. The Fiscal Agent may consult with counsel and shall be fully protected in any action reasonably taken in good faith in accordance with the advice of such counsel, except for any act constituting negligence, bad faith or willful misconduct. Neither the Fiscal Agent nor its officers or employees shall be required to ascertain whether any issuance or sale of Notes (or any amendment or termination of this Agreement) has been duly authorized or is in compliance with

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any other agreement to which the Bank is a party (whether or not the Fiscal Agent is also a party to such other agreement), except as otherwise expressly provided herein.
          Section 23. Indemnification. The Bank agrees to indemnify and hold harmless the Fiscal Agent, its directors, officers, employees and agents from and against any and all liabilities (including liabilities for penalties), losses, claims, damages, actions, suits, judgments, demands, costs and expenses (including reasonable legal fees and expenses) relating to or arising out of or in connection with its or their performance under this Agreement, except to the extent that they are caused by the negligence, bad faith or willful misconduct of the Fiscal Agent. The foregoing indemnity includes, but is not limited to, any action taken or omitted in good faith within the scope of this Agreement upon telephone, telecopier or other written instructions, if authorized herein, received from, or reasonably believed by the Fiscal Agent, acting in good faith, to have been given by, an Authorized Representative. This indemnity shall survive the resignation or removal of the Fiscal Agent and the satisfaction or termination of this Agreement.
          Section 24. Calculation Agent. (a) The Bank hereby appoints the Fiscal Agent as its agent for purposes of establishing the rate of interest on the Floating Rate Notes (Citibank, N.A. and any other agent or agents appointed for such purpose and qualified and appointed in accordance with Section 28 hereof in such capacity are herein called the “Calculation Agent”). Citibank, N.A. accepts such appointment and agrees (i) to establish the rate of interest on such Floating Rate Notes at the times and in the manner set forth in such Floating Rate Notes and the Pricing Supplement and (ii) to provide the Bank and the Holders of such Floating Rate Notes, in writing upon their request, with the rate of interest or amount of interest on the Floating Rate Notes immediately upon its determination. The rate of interest or amount of interest as determined by the Calculation Agent shall be binding upon the Bank and the owners and Holders of such Floating Rate Notes absent manifest error.
          (b) The Bank agrees, for the benefit of the Holders from time to time of the Floating Rate Notes, that there shall at all times be a Calculation Agent hereunder until such time as all Floating Rate Notes have matured or been cancelled by the Bank, as the case may be. Sections 21(b), 21(f), 21(i), 22, 23, 29 and 30 of this Agreement will apply mutatis mutandis to the Calculation Agent, and the Bank may in accordance with Section 28 appoint as Calculation Agent a qualifying successor that is not also the Fiscal Agent hereunder.
          (c) Nothing in this Agreement shall prevent the Bank from appointing, with respect to any Floating Rate Note and subject to the terms and conditions of this Agreement, a Calculation Agent which is not Citibank, N.A. or a successor to Citibank, N.A.; provided, however, that Citibank, N.A. shall not be liable with respect to any acts or omissions of any such other Calculation Agent appointed for any particular Floating Rate Note.
          Section 25. Supplemental Agreements. (a) Without Consent of Holders. This Agreement and the Notes if any, may be modified or amended by the Bank and the Fiscal Agent without the consent of the Holder of any Note for the purposes of curing any ambiguity or of curing, correcting or supplementing any defective or inconsistent provisions contained herein or therein, for the purpose of effecting the assumption of the obligation of the Bank thereunder or in any other manner that will not adversely affect the interests of the Holders of the Notes appertaining thereto.

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          (b) With Consent of Holders. The Bank and the Fiscal Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying and amending the provisions of this Agreement or modifying and amending in any manner the rights of the Holders of Notes under this Agreement or such Notes with the consent of the Holders of not less than 66-2/3% of the aggregate principal amount then outstanding of the Notes to which such modification or amendment relates; provided, that (i) if any such modification would change the terms of payment in respect of any Note or the amount of any such payment, the consent of the Holder of such Note is required, and (ii) if any such modification would reduce the aforesaid percentage needed for authorization of such modification, the consent of the Holders of all Notes at the time outstanding is required.
          (c) Effect of Supplemental Agreements. Upon the execution of any supplemental agreement under this Section, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Notes affected thereby that are theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
          (d) Reference to Supplemental Agreements. Notes affected by any supplemental agreement that are authenticated and delivered after the execution of such supplemental agreement pursuant to this Section may, and shall if required by the Fiscal Agent, bear a notation in form approved by the Fiscal Agent as to any matter provided for in such supplemental agreement. If the Bank shall so determine, new Notes so modified as to conform, in the opinion of the Fiscal Agent and the Bank, to any such supplemental agreement may be prepared and executed by the Bank and authenticated and delivered by the Fiscal Agent in exchange for such outstanding Notes.
          Section 26. Immunities; Consent to Jurisdiction; Appointment of Agent for Service of Process. (a) The Bank hereby waives (to the extent permitted by law and the 2004 Agreement) irrevocably any immunity from jurisdiction to which it might otherwise be entitled in any action arising out of or based upon the Notes, which may be duly instituted in any court of the State of New York or of the United States of America, in either case located in The City of New York by the holder of a Note; provided, however, that this waiver shall not extend to actions brought under the United States Federal securities laws. This waiver is intended to be effective upon the execution of this Agreement without any further act by the Bank before any such court, and introduction of a true copy of this Agreement into evidence shall be conclusive and final evidence of such waiver.
          (b) Pursuant to the 2004 Agreement, the Bank has full legal capacity to enter into agreements, to acquire and dispose of immovable and movable property, and to be a party to legal proceedings before courts of law and other authorities.
Except as provided in 26(a) above, nothing in this Agreement shall operate as or be construed to constitute a waiver, renunciation or any other modification of any privilege or immunity of the Bank under Articles 5, 6 and 7 of the 2004 Agreement or under any applicable law.
In particular, the Bank hereby represents and the Fiscal Agent is taken to have acknowledged that, in accordance with the 2004 Agreement:

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     (i) actions may be brought against the Bank only in a court of competent jurisdiction in the territory of a country in which the Bank has established an office, has appointed an agent for the purpose of accepting service of process, or when the Bank has otherwise expressly accepted jurisdiction;
     (ii) the property and assets of the Bank shall be immune from execution of judgment or decree by judicial or administrative authority before such judgment or decree is final;
     (iii) the property and assets of the Bank shall be immune from search, requisition, confiscation and expropriation;
     (iv) the Bank, its property and assets shall be immune from procedural measure of constraint such as seizure; and
     (v) the premises and archives of the Bank are inviolable.
          (c) The Bank hereby appoints the Consul General of Sweden, with an office on the date hereof at One Dag Hammarskjöld Plaza, 855 Second Avenue, 45th Floor, New York, New York 10017-2201, as the agent the “Authorized Agent”) upon whom process may be served in any action brought against the Bank in the courts of the State of New York or the courts of the United States of America, in either case located in The City of New York, arising out of or based on the Agreement or the Notes. If for any reason the Authorized Agent shall cease to be able to act as such, the Bank agrees to designate a new Authorized Agent in The City of New York on the terms and for the purposes of this Section acceptable to the Fiscal Agent. The Bank further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against the Bank by servicing a copy thereof upon the Authorized Agent (whether or not the appointment of such agent shall for any reason prove to be ineffective or such Agent shall accept or acknowledge such service) and by mailing copies thereof by registered or certified air mail, postage prepaid, to the Bank at its address for notices pursuant to this Agreement. The Bank hereby agrees that the failure of the Authorized Agent to give any notice of such service shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the Holders of the Notes and the Fiscal Agent to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Bank in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Bank hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement or the Notes brought in the courts of the State of New York or the courts of the United States of America, in either case located in The City of New York, and hereby further irrevocably and unconditionally waives, and agrees not to plead or claim in any such court, that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Such appointment of an authorized agent for service of process shall not be interpreted to include actions brought under the federal securities laws of the United States.

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          Section 27. Notices. All notices and other communications hereunder shall (except to the extent otherwise expressly provided) be sent by telex, facsimile transmission (in such case confirmed by prepaid airmail) or certified or registered mail, postage prepaid, and addressed as follows (or to such other addresses as the parties hereto shall specify from time to time by notice in accordance with this Section):
(i) if to the Bank:
Nordic Investment Bank
Fabianinkatu 34
P.O. Box 249
FIN-00171 Helsinki, Finland
Attention: Chief Financial Officer
Telephone: 011-358-9-18001
Telefax: 011-358-9-1800309
(ii) if to the Fiscal Agent:
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, New York 10013
Attention: Citibank Agency & Trust
Telephone: (212) 816-5639
Telefax: (212) 816-5527
          Section 28. Maintenance of Agents. (a) The Bank agrees that, so long as any of the Notes is outstanding, or until monies for the payment of all principal of, and premium (if any) and interest on all outstanding Notes shall have been made available for payment at the offices of the Fiscal Agent and either paid or returned to the Bank as provided in Section 21(a), whichever occurs earlier, there shall at all times be a fiscal agent and calculation agent hereunder which, in the case of the calculation agent, shall be a bank or trust company organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to act as such agent, and, in the case of the fiscal agent, shall be a bank or trust company organized and doing business under the laws of the United States or the State of New York, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus or at least $10,000,000, subject to supervision and examination by Federal and State authorities and having its Corporate Trust Department in the Borough of Manhattan, The City of New York.
          (b) The Fiscal Agent may at any time resign as such agent by giving written notice to the Bank of such intention on its part, specifying the date on which its resignation shall become effective. Upon receiving such notice of resignation, the Bank shall promptly appoint a successor to the Fiscal Agent by written instrument in duplicate signed on behalf of the Bank, one copy of which shall be delivered to the resigning Fiscal Agent and one copy to the successor Fiscal Agent. The Fiscal Agent may be removed at any time by the filing with it of an instrument in writing signed by a duly authorized officer of the Bank and specifying such

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removal and specifying the date when it is intended to become effective. Any such resignation or removal shall take effect on the date of the appointment by the Bank of a successor Fiscal Agent and the acceptance of such appointment by such successor Fiscal Agent. In the event of the Fiscal Agent’s resignation, if a successor agent has not been appointed by the Bank within 90 days after the giving of notice by the Fiscal Agent of its intention to resign, the Fiscal Agent may, at the expense of the Bank, petition any court of competent jurisdiction for appointment of a successor Agent. Upon any such resignation or removal, the Fiscal Agent shall transfer to the successor Fiscal Agent (or, if none shall have been appointed, to the Bank) all monies held by the Fiscal Agent on behalf of the Bank in respect of any Notes, any unissued Notes and all books and records related to Notes maintained by the Fiscal Agent, including a copy of the Note Register. Upon its resignation or removal, the Fiscal Agent shall, subject to the terms hereof, be entitled to the payment of its compensation for the services rendered hereunder and to the reimbursement of all reasonable out-of-pocket expenses (including reasonable legal expense) incurred in connection with the services rendered hereunder.
          (c) In case at any time the Fiscal Agent shall resign, or shall be removed, or shall become incapable of acting, or be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy, or shall make an assignment for the benefit of its creditors, or shall consent to the appointment of a receiver of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law, or if a receiver of it or of all or any substantial part of its property shall be appointed, or if any public officer shall take charge or control of it or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Fiscal Agent, qualified as such, shall be appointed by the Bank by an instrument in writing filed with the successor Fiscal Agent. Upon the appointment as aforesaid of a successor Agent and acceptance by it of such appointment, the Fiscal Agent so superseded shall cease to be such Fiscal Agent hereunder. If no successor Fiscal Agent shall have been so appointed, or if so appointed, shall not have accepted appointment as hereinafter provided, any Holder of a Note, on behalf of itself and all others similarly situated, or such Fiscal Agent may petition any court of competent jurisdiction for the appointment of a successor Fiscal Agent.
          (d) Any successor Fiscal Agent appointed hereunder shall execute, acknowledge, and deliver to its predecessor and to the Bank an instrument accepting such appointment hereunder, and thereupon such successor Fiscal Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as such Fiscal Agent hereunder, and such predecessor, upon payment of its compensation and reasonable out of pocket expenses then unpaid, shall pay over to such successor Fiscal Agent all monies or other property at the time held by it hereunder.
          (e) Any corporation or bank into which the Fiscal Agent may be merged or converted or with which the Fiscal Agent may be consolidated, or any corporation, bank or trust company to which the Fiscal Agent shall sell or otherwise transfer all or substantially all of its assets and business, or any corporation or bank succeeding to the corporate trust business of the Fiscal Agent, provided that it shall be qualified under clause (a) of this Section, shall become the

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successor Fiscal Agent under this Agreement without the execution or filing of any document or any further act on the part of any party hereto.
          (f) The Bank agrees, for the benefit of Holders from time to time of Foreign Currency Notes, that, so long as any Foreign Currency Note which provides the Holder thereof with the option of receiving payments thereon in a currency other than U.S. dollars is outstanding, or until monies for the payment of all principal of, and premium (if any) and interest on, any such outstanding Foreign Currency Note shall have been made available for payment at the offices of the Fiscal Agent or Exchange Rate Agent (as defined below), as applicable, and either paid or returned to the Bank as provided in Section 20, whichever occurs earlier, there shall be an exchange rate agent hereunder (which may be the Bank, the Fiscal Agent or any other banking institution reasonably acceptable to the Fiscal Agent) (the “Exchange Rate Agent”) for purposes of exchanging amounts payable on such Foreign Currency Note in the Specified Currency of such Note for U.S. dollars and for making payments on Foreign Currency Notes in the Specified Currency, as necessary. The applicable pricing supplement will specify the duties of the Exchange Rate Agent, if any, for a particular tranche of Notes. The Fiscal Agent hereby agrees to notify the Bank and Exchange Rate Agent, prior to 11:00 a.m., Eastern time, on the second New York Business Day prior to each payment date, of the aggregate principal amount of Foreign Currency Notes payable to all holders of Notes scheduled to receive payments in U.S. dollars on such payment date. The Bank’s agreement with the Exchange Rate Agent provides for the Exchange Rate Agent to transmit to the Fiscal Agent the U.S. dollars received in exchange for such Specified Currency. Sections 21, 23, 29 and 30 of this Agreement will apply mutatis mutandi to the Exchange Rate Agent. The Bank hereby appoints the London branch of the Fiscal Agent as its initial Exchange Rate Agent.
          Section 29. Compensation of the Fiscal Agent. The Bank agrees to pay the compensation of the Fiscal Agent at such rates as shall be agreed upon from time to time and to reimburse the Fiscal Agent for its reasonable out-of-pocket expenses (including reasonable legal fees and expenses), disbursements and advances incurred or made in accordance with any provisions of this Agreement, except with respect to any such expense, disbursement or advance attributable to its gross negligence, bad faith or willful misconduct. The obligations of the Bank to the Fiscal Agent pursuant to this Section shall survive the resignation or removal of the Fiscal Agent and the satisfaction or termination of this Agreement.
          Section 30. Notes Held by the Fiscal Agent. The Fiscal Agent, in its individual or other capacity, may become the owner or pledgee of the Notes with the same rights it would have if it were not acting as fiscal and paying agent hereunder.
          Section 31. Certain Taxes. The Bank will pay all stamp or other documentary taxes or duties, if any, which may be imposed with respect to the execution or delivery of this Agreement or the issuance of the Notes or in connection with the enforcement of any provisions hereof or thereof.
          Section 32. Governing Law. This Agreement and the Notes shall be governed by, and shall be construed in accordance with, the laws of the State of New York, except with respect to their authorization and execution by and on behalf of the Bank and any other matters required to be governed by the 2004 Agreement and the Statutes of the Bank, as amended.

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          Section 33. Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, and each such counterpart, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
          Section 34. Judgment Currency. Each reference in this Agreement to U.S. dollars or another currency in which any obligation hereunder or under the Notes is or may be payable (an “Obligation Currency”) is of the essence. To the fullest extent permitted by applicable law, the obligations of the Bank in respect of any amount due under this Agreement or the Notes shall, notwithstanding any payment in a currency other than the Obligation Currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Obligation Currency that the person entitled to receive such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such person receives such payment. If the amount in the Obligation Currency that may be so purchased for any reason falls short of the amount originally due, the Bank shall pay such additional amounts, in the Obligation Currency, as may be necessary to compensate for such shortfall. Any obligation of the Bank not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their officers thereunto duly authorized, all as of the day and year first above written.

NORDIC INVESTMENT BANK
By:	/s/ Torben Nielsen
	Name:	Torben Nielsen
	Title:	CFO and Treasurer

By:	/s/ Sten Holmberg
	Name:	Sten Holmberg
	Title:	Vice President and Senior Counsel

CITIBANK, N.A.
By:	/s/ John J. Byrnes
	Name:	John J. Byrnes
	Title:	Vice President

CITIBANK, N.A., in its capacity as Exchange Rate Agent hereunder,
By:	/s/ John J. Byrnes
	Name:	John J. Byrnes
	Title:	Vice President

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EXHIBIT A
NORDIC INVESTMENT BANK
Medium-Term Note, Series D Administrative Procedures
May 22, 2007
          The Medium-Term Notes, Series D, Due Not Less than Nine Months from Date of Issue (the “Notes”) of Nordic Investment Bank (“NIB”) are to be offered on a continuing basis. Citigroup Global Markets, Inc. and Goldman, Sachs & Co., as agents (each an “Agent”), have agreed to solicit purchases of Notes issued in fully registered form. The Agents will not be obligated to purchase Notes for their own account. The Notes are being sold pursuant to a Selling Agency Agreement between NIB and the Agents dated the date hereof (the “Selling Agency Agreement”). The Notes will rank equally with all other unsecured and unsubordinated debt of NIB. In the case of Registered Notes only (as such term is defined in the Selling Agency Agreement), such Notes have been registered with the Securities and Exchange Commission (the “Commission”). In the case of the 144A Notes only (as such term is defined in the Selling Agency Agreement), such Notes have not been and will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”). The Notes will be issued under a Fiscal Agency Agreement, dated as of the date hereof (the “Fiscal Agency Agreement”) between NIB and Citibank, N.A., as fiscal agent (the “Fiscal Agent”).
          The Selling Agency Agreement provides that Notes may also be purchased by an Agent acting solely as principal and not as agent. In the event of any such purchase, the functions of both the Agent and the beneficial owner under the administrative procedures set forth below shall be performed by such Agent acting solely as principal, unless otherwise agreed to between NIB and such Agent acting as principal.
          The Selling Agency Agreement also provides that NIB reserves the right from time to time to sell Notes to or through (i) any institution as a new Agent under the Selling Agency Agreement for the remaining term of the Selling Agency Agreement, or (ii) with regard to a particular issue of Notes, one or more institutions as new Agents for the purposes of that issue. In each case, such institution becomes a new Agent with all the rights and obligations of an Agent under the Selling Agency Agreement provided that: i) such institution has either delivered to NIB an Institution Accession Letter substantially in the respective forms set out in Part I or III (as appropriate) of Exhibit C of the Selling Agency Agreement or executed a Terms Agreement substantially in the form set out in Exhibit A of the Selling Agency Agreement; and ii) NIB shall have delivered to such institution a Confirmation Letter substantially in the respective forms set out in Part II or IV (as appropriate) of Exhibit C of the Selling Agency Agreement or executed a Terms Agreement substantially in the form set out in Exhibit A to the Selling Agency Agreement.
          Each Note will be represented by either a Global Note (as defined hereinafter) delivered to the Fiscal Agent, as Custodian for The Depository Trust Company (“DTC”), and recorded in the book-entry system maintained by DTC (a “Book-Entry Note”) or a certificate delivered to the Holder thereof or a Person designated by such Holder (a “Certificated Note”). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note.

          The procedures to be followed during, and the specific terms of, the solicitation of orders by the Agents and the sale as a result thereof by NIB are explained below. Administrative and record-keeping responsibilities will be handled for NIB by its Treasury Department. NIB will advise the Agents and the Fiscal Agent in writing of those persons handling administrative responsibilities with whom the Agents and the Fiscal Agent are to communicate regarding orders to purchase Notes and the details of their delivery.
          Administrative procedures and specific terms of the offering are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as adjusted in accordance with changes in DTC’s operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Fiscal Agency Agreement and the Notes shall be used herein as therein defined. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as “Fixed Rate Notes”. Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as “Floating Rate Notes”. To the extent the procedures set forth below conflict with the provisions of the Notes, the Fiscal Agency Agreement, DTC’s operating requirements or the Selling Agency Agreement, the relevant provisions of the Notes, the Fiscal Agency Agreement, DTC’s operating requirements and the Selling Agency Agreement shall control.
PART I
Administrative Procedures for Book-Entry Notes
          In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Fiscal Agent will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from NIB and the Fiscal Agent to DTC dated as of the date hereof and a Medium-Term Note Certificate Agreement between the Fiscal Agent and DTC and its obligations as a participant in DTC, including DTC’s Same-Day Funds Settlement system (“SDFS”).

Issuance:	As of the date hereof, NIB will issue one or more master global securities in fully registered Form without coupons (each, a “Master Global Note”). On any date of settlement (as defined under “Settlement” below) for one or more Book-Entry Notes, NIB will (i) issue one or more global securities in fully registered form without coupons (a “Global Note”) each representing Book-Entry Notes that have the same original issue date, original issue discount provisions, if any, Interest Payment Dates, Record Dates, redemption, repayment and extension provisions, if any, Stated Maturity Date, and, in the case of Fixed Rate Notes, interest rate, or, in the case of Floating Rate Notes, initial interest rate, Base Rate, Index Maturity, Interest Reset Period, Interest Reset Dates, Spread or Spread Multiplier, if any, minimum interest rate, if any, and maximum interest rate, if any, or, in the case of Indexed Notes, the same interest rate, if any, Index, redemption provisions and maturity date (collectively, the “Terms”) or (ii) have issued a Master Global Note and prepared a Pricing Supplement to the Prospectus Supplement and the Prospectus, or to a 144A Prospectus, relating to the issuance of such Notes and setting forth the further provisions of such Notes. Each Global Note and each Master Note will be dated and issued as of the date of its authentication by the Fiscal Agent. Each Global Note will bear an original issue date, which will be (i) with respect to an original Global Note (or any portion thereof), the original issue date specified in such Global Note and (ii) following a consolidation of Global Notes, with respect to the Global Note resulting from such consolidation, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Notes, regardless of the date of authentication of such resulting Global Note. Except in the case of a Master Global

Note as specified in the next sentence, no Global Note will represent (i) Fixed Rate and Floating Rate a d Indexed Book-Entry Notes or (ii) any combination of any two of the foregoing types of Book-Entry or (iii) any Certificated Note. A Master Global Note may represent Fixed Rate, Floating Rate and Indexed Book-Entry Notes or any combination of any two of the foregoing types of Notes. No Master Global Note may represent both Registered Notes and 144A Notes. In the case of 144A Notes only, the securities will be issued in minimum denominations of U.S. $100,000 and integral multiples of U.S. $1,000 in excess thereof, or, if denominated in currencies or composite currencies other than the U.S. dollar, minimum denominations not less than the equivalent of U.S. $100,000 and integral multiples of $1,000 in excess thereof.

Identification Numbers:	NIB has arranged with the CUSIP Service Bureau of Standard & Poor’s Rating Service, a Division of the McGraw-Hill Companies, Inc. (the “CUSIP Service Bureau”) for the reservation of several series of CUSIP numbers, each of which series consists of approximately 900 CUSIP numbers and relates to Book-Entry Notes and book-entry medium-term notes issued by NIB with other series designations. The Fiscal Agent, NIB and DTC have obtained from the CUSIP Service Bureau written lists of such reserved CUSIP numbers. Separate lists of CUSIP numbers are maintained for Registered Notes and Rule 144A Notes. NIB will assign CUSIP numbers to Global Notes as described below under Settlement Procedure “B”. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that NIB has assigned to Global Notes. The Fiscal Agent will notify NIB at any time when fewer than 100 of the reserved CUSIP numbers in any list remain unassigned to Notes and, if it deems necessary, NIB will reserve additional CUSIP numbers for assignment to Notes. Upon obtaining such additional CUSIP numbers, NIB shall deliver a list of such additional CUSIP numbers to the Fiscal Agent and DTC.

Registration:	Master Global Notes and Global Notes will be issued only in fully registered form without coupons. Each Master Global Note or Global Note will be registered in the name of CEDE & CO., as nominee for DTC, on the securities register for the Notes maintained under the Fiscal Agency Agreement. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Book-Entry Note, the “Participants”) to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Book-Entry Note in the account of such Participants. The ownership interest of such beneficial owner (or such participant) in such Book-Entry Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC. Neither NIB (as issuer or as paying agent) nor the Fiscal Agent will have any responsibility or liability relating to beneficial ownership interests in any Master Global Note or Global Note representing such Book-Entry Notes or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Transfers:	Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note. In the case of 144A Notes only, NIB has not registered, and will not register, the securities under the Securities Act or any state securities laws and, accordingly, such securities may not be offered or sold except pursuant to an exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Exchanges:	The Fiscal Agent may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation (a copy of which shall be attached to the resulting Global Note described below) specifying (i) the CUSIP numbers of two or more outstanding Book-Entry Notes that represent (A) Fixed Rate Book-Entry Notes having the same Terms and for which interest has been paid to the same date, (B) Floating Rate Book-Entry Notes having the same Terms and for which interest has been paid to the same date or (C) Indexed Book-Entry Notes having the same terms (e.g. interest rate, if any, index, redemption provisions and maturity date) (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Book-Entry Notes, on which such Book-Entry Notes shall be exchanged for a single replacement Global Note and (iii) a new CUSIP number, obtained from NIB, to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its participants (including the Fiscal Agent) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Fiscal Agent will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and such new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Book-Entry Notes to be exchanged will no longer be valid. On the specified exchange date, Citibank, N.A. as Custodian for DTC will exchange such Book-Entry Notes for a single Global Note bearing the new CUSIP number (or in the case of Book-Entry Notes represented by a Master Global Note, the Fiscal Agent shall make an entry of the new CUSIP number into the records of NIB maintained by the Fiscal Agent) and the CUSIP numbers of the exchanged Book-Entry Notes will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. Notwithstanding the foregoing, if the Book-Entry Notes to be exchanged exceed $500,000,000 in aggregate principal amount, one Global Note will be authenticated and issued to represent each $500,000,000 of principal amount of the exchanged Book-Entry Notes and an additional Global Note will be authenticated and issued to represent any remaining principal amount of such Global Notes (see “Denominations” below). In the case of 144A Notes only, a person having an interest in a Global Note must provide the Fiscal Agent with (a) a written order containing instructions and such other information as NIB and the fiscal agent may require to complete, execute and deliver such 144A notes and (b) a fully completed, signed certification substantially to the effect that the exchanging holder is not transferring its interest at the time of such exchange or, in the case of simultaneous sale pursuant to Rule 144A, a certification that the transfer is being made in compliance with the provisions of Rule 144A to a QIB. Definitive notes issued in exchange for a beneficial interest in a Rule 144A global note shall bear the legend applicable to transfers pursuant to Rule 144A, as set out under “Transfer Restrictions” in the 144A Prospectus.

Maturities:	Each Book-Entry Note will mature on a date not less than nine months after the Original Issue Date for such Note. A Floating Rate Book-Entry Note will mature only on an Interest Payment Date for such Note.

Denominations:	In the case of Registered Notes only, Book-Entry Notes will be issued in principal amounts of $1,000 or any amount in excess thereof that is an integral multiple of $1,000 and in the case of 144A Notes only, Book-Entry Notes will be issued in principal amounts of $100,000 or any amount in excess thereof that is an integral multiple of $1,000 or, if denominated in currencies or composite currencies other than the U.S. dollar, minimum denominations not less than the equivalent of U.S. $100,000 and integral multiples of $1,000 in excess thereof. Global Notes will be denominated in principal amounts not in excess of $500,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of $500,000,000, would, but for the preceding sentence, be represented by a single Global Note, then one Global Note will be authenticated and issued to represent each $500,000,000 principal amount of such Book-Entry Note or Notes, and an additional Global Note will be authenticated and issued to represent any remaining principal amount of such Book-Entry Note or Notes (or, if denominated in currencies or composite currencies other than the U.S. dollar, then the U.S. dollar equivalents of the foregoing). In such a case, each of the Global Notes representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Interest:	General. Interest, if any, on each Book-Entry Note will accrue from the original issue date for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, on the Global Note representing such Book-Entry Note, and will be calculated and paid in the manner described in such Book-Entry Note and in the Prospectus (as defined in the Selling Agency Agreement), as supplemented by the applicable pricing supplement (“Pricing Supplement”) or in the 144A Prospectus (as defined in the Selling Agency Agreement), as applicable. Unless otherwise specified therein, each payment of interest on a Book-Entry Note will include interest accrued to but excluding the Interest Payment Date (provided that, in the case of Floating Rate Book-Entry Notes which reset daily or weekly, interest payments will include accrued interest to but excluding the Record Date immediately preceding the Interest Payment Date) or to but excluding the date on which the principal of such Note is or becomes due and payable, whether at the Stated Maturity Date or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise (“Maturity”) (other than a Maturity of a Fixed Rate Book-Entry Note occurring on the 31st day of a month, in which case such payment of interest will include interest accrued to but excluding the 30th day of such month). Interest payable at the Maturity of a Book-Entry Note will be payable to the Person to whom the principal of such Note is payable. Standard & Poor’s Rating Service, a Division of the McGraw-Hill Companies, Inc. (“Standard & Poor’s”) will use the information received in the pending deposit message described under Settlement Procedure “C” below in order to include the amount of any interest payable and certain other information regarding the related Global Note in the appropriate (daily or weekly) bond report published by Standard & Poor’s.

Record Dates. The Record Date with respect to any Interest Payment Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date (whether or not a Business Day).

Interest Payment Dates on Fixed Rate Book-Entry Notes. Interest payments on Fixed Rate Book-Entry Notes will be made on the dates specified pursuant to Settlement Procedure “A” below and at Maturity; provided, however, that if an Interest Payment Date for a Fixed Rate Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period. from and after such Interest Payment Date; provided, further, that in the case of a Fixed Rate Book-Entry Note issued between a Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date.

Interest Payment Dates on Floating Rate Book-Entry Notes. Interest payments will be made on Floating Rate Book-Entry Notes monthly, quarterly, semi-annually or annually. Unless otherwise agreed upon, interest will be payable, in the case of Floating Rate Book-Entry Notes that reset daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified pursuant to Settlement Procedure “A” below; in the case of Floating Rate Book-Entry Notes that reset quarterly, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Book-Entry Notes that reset semi-annually, on the third Wednesday of the two months specified pursuant to Settlement Procedure “A” below; and in the case of Floating Rate Book-Entry Notes that reset annually, on the third Wednesday of the month specified pursuant to Settlement Procedure “A” below; provided, however, that if an Interest Payment Date for a Floating Rate Book-Entry Note would otherwise be a day that is not a Business Day with respect to such Floating Rate Book-Entry Note, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Book-Entry Note, except in the case of a Floating Rate Book-Entry Note for which the Base Rate is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and provided, further, that in the case of a Floating Rate Book-Entry Note issued between a Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date.

Interest Payment Dates on Indexed Notes. Interest payments on Indexed Notes will be as provide in the Pricing Supplement for such Notes or as provided in such Notes.

Notice of Interest Payment and Record Dates. On the first Business Day of January, April, July and October of each year, the Fiscal Agent will deliver to NIB and DTC a written list of Record Dates, and Interest Payment Dates that will occur with respect to Book-Entry Notes during the six-month period beginning on such first Business Day. Promptly after each Interest Determination Date for Floating Rate Book-Entry Notes, Citibank, N.A., as Calculation Agent, will notify Standard & Poor’s of the interest rates determined on such Interest Determination Date.

Calculation of Interest:	Fixed Rate Book-Entry Notes. Unless otherwise specified in the Pricing Supplement for any Notes, Interest on Fixed Rate Book-Entry Notes (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months.

Floating Rate Book-Entry Notes. Unless otherwise specified in the Pricing Supplement for any Notes, interest rates on Floating Rate Book-Entry Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Book-Entry Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Book-Entry Note for which the Base Rate is the Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

Indexed Notes. Interest rates on Indexed Notes will be determined as set forth in the Pricing Supplement relating to such Notes or in such Notes with the day count being as therein specified.

Payments of Principal and Interest:	Payment of Interest Only. Promptly after each Record Date, the Fiscal Agent will deliver to NIB and DTC a written notice setting forth, by CUSIP number, the amount of interest to be paid on each Global Note or portion of a Master Global Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global Note or portion of a Master Global Note on such Interest Payment Date by reference to the appropriate (daily or weekly) bond reports published by Standard & Poor’s. NIB will pay to the Fiscal Agent the total amount of interest due on such Interest Payment Date (other than at Maturity), and the Fiscal Agent will pay such amount to DTC (except that payments to be made in a currency other than U.S. dollars shall be made by the Fiscal Agent or Exchange Rate Agent, as applicable, by wire transfer in accordance with instructions received by the such agent from DTC), at the times and in the manner set forth below under “Manner of Payment”.

Payments at Maturity. On or about the first Business Day of each month, the Fiscal Agent will deliver to NIB and DTC a written list of principal and interest to be paid on each Global Note or portion of a Master Global Note maturing (on a Maturity or Redemption Date or otherwise) in the following month. NIB and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Note or portion of a Master Global Note on or about the fifth Business Day preceding the Maturity of such Global Note or portion of a Master Global Note. On or before Maturity, NIB will pay to the Fiscal Agent (or, in the case of Foreign Currency Notes payable in currencies other than U.S. dollars, the Exchange Rate Agent if applicable) the principal amount of such Global Note or portion of a Master Global Note, together with interest due at such Maturity. The Fiscal Agent will pay such amount to DTC (except that payments to be made in a currency other than U.S. dollars shall be made by wire transfer in accordance with instructions received by the Fiscal Agent or Exchange Rate Agent from DTC) at the times and in the manner set forth below under “Manner of Payment”. If the Maturity of a Global Note or portion of a Master Global Note representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made (except in the case of LIBOR Notes as described above) on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to DTC of the principal and interest due at Maturity of such Global Note or portion of a Master Global Note, the Fiscal Agent will cancel such Global Note or portion of a Master Global Note in accordance with the Fiscal Agency Agreement and so advise NIB.

Manner of Payment. The total amount of any principal and interest due on Global Notes or portion of a Master Global Note on any Interest Payment Date or at Maturity shall be paid by NIB to the Fiscal Agent or Exchange Rate Agent, as applicable, in immediately available funds no later than 10:00 A.M. (New York City time) (or no later than 10:00 A.M. in the Relevant Financial Center set forth on such Note with regard to payments to be made in a currency other than U.S. dollars) on such date. NIB will make such payment on such Global Notes or portion of a Master Global Note by instructing the Fiscal Agent to withdraw funds from an account maintained by NIB at the Fiscal Agent or by wire transfer to the Fiscal Agent or Exchange Rate Agent. NIB will confirm any such instructions in writing to the Fiscal Agent or Exchange Rate Agent, as applicable. Prior to 11 A.M. (New York City time) on the date of Maturity or as soon as possible thereafter, the Fiscal Agent or Exchange Rate Agent, as applicable, will pay (assuming the Fiscal Agent has received funds from NIB) by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC (or, with respect to payments to be made in a currency other than U.S. dollars, to an account in the Relevant Financial Center set forth on such Note in accordance with instructions received by the Fiscal Agent or Exchange Rate Agent from DTC) each payment of principal (together with interest thereon) due on a Global Note or portion of a Master Global Note on such date. On each Interest Payment Date (other than at Maturity), interest payments shall be made to DTC, in funds available for immediate use by DTC, in accordance with existing arrangements between the Fiscal Agent and DTC (or, with respect to payments to be made in a currency other than U.S. dollars, to an account in the Relevant Financial Center set forth on such Note in accordance with instructions received by the Fiscal Agent or Exchange Rate Agent from DTC). On each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts to be paid in U.S. dollars in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Notes or portion of a Master Global Note are recorded in the book-entry system maintained by DTC. Neither NIB (as issuer or as paying agent) nor the Fiscal Agent nor the Exchange Rate Agent shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedures upon NIB’s Exercise of Optional Redemption:	NIB Notice to Fiscal Agent Regarding Exercise of Optional Redemption. At least 45 but not more than 60 days prior to the date on which it intends to redeem a Book-Entry Note, NIB will notify the Fiscal Agent that it is exercising such option with respect to such Book-Entry Note on such date.

Fiscal Agent Notice to DTC Regarding NIB’s Exercise of Optional Redemption. After receipt of notice that NIB is exercising its option to redeem a Book-Entry Note, the Fiscal Agent will, at least 30 but not more than 60 days before the redemption date for such Book-Entry Note, hand deliver to DTC a notice identifying such Book-Entry Note by CUSIP number and informing DTC of NIB’s exercise of such option with respect to such Book-Entry Note.

Deposit of Redemption Price. On or before any redemption date, NIB shall deposit with such Fiscal Agent (or, in the case of Foreign Currency Notes payable in a currency other than U.S. dollars, with the Exchange Rate Agent if applicable), an amount of money sufficient to pay the redemption price, plus interest accrued to such redemption date, for all the Book-Entry Notes or portions thereof which are to be repaid on such redemption date. Such Fiscal Agent (or Exchange Rate Agent) will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Payments of Principal and Interest Upon Exercise of Optional Repayment	Fiscal Agent Notice to NIB of Option for Repayment. Upon receipt of notice of exercise of the option for repayment and the Global Securities representing the Book-Entry Notes to be repaid as set forth in such Notes, the Fiscal Agent shall (unless such notice was received pursuant to NIB’s exercise of an optional reset or an optional extension of maturity, in each of which cases the relevant procedures set forth above are to be followed) give notice to NIB not less than 20 days prior to each Optional Repayment Date of such Optional Repayment Date and of the principal amount of Book-Entry Notes to be repaid on such Optional Repayment Date.

Deposit of Repayment Price. On or prior to 10:00 A.M. on any Optional Repayment Date, NIB shall deposit with such Fiscal Agent (or, in the case of Foreign Currency Notes payable in a currency other than U.S. dollars, with the Exchange Rate Agent if applicable) an amount of money sufficient to pay the optional repayment price, and accrued interest thereon to such date, of all the Book-Entry Notes or portions thereof which are to be repaid on such date. Such Fiscal Agent (or Exchange Rate Agent) will use such money to repay such Book-Entry Notes pursuant to the terms set forth in such Notes.

Procedure for Rate Setting and Posting:	NIB and the Agents will discuss from time to time the aggregate principal amount of, the issuance price of, and the interest rates to be borne by, Book-Entry Notes that may be sold as a result of the solicitation of orders by the Agents. If NIB decides to set prices of, and rates borne by, any Book-Entry Notes in respect of which the Agents are to solicit orders (the setting of such prices and rates to be referred to herein as “posting”) or if NIB decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance and Rejection of Orders:	Unless otherwise instructed by NIB, each Agent will advise NIB promptly by telephone of all orders to purchase Book-Entry Notes received by such Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by NIB and the Agents, NIB has the right to accept orders to purchase Book-Entry Notes and may reject any such orders in whole or in part.

Preparation of Pricing Supplement:	If any order to purchase a Note sold through an Agent is accepted by or on behalf of NIB, NIB will cause to be prepared a Pricing Supplement reflecting the applicable interest rates and other terms of such Book-Entry Note (which term shall include, for purposes of these Procedures, any Prospectus or 144A Prospectus in the case of Book-Entry Notes that are 144A Notes) and will use its best efforts to supply at least ten copies thereof (and additional copies if requested) to the Agent which presented the order (the “Presenting Agent”) no later than 11:00 A.M. on the Business Day following the day such order is accepted (and, in the case of Registered Notes only, will arrange to have ten copies thereof filed with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act). The Presenting Agent will cause a copy of the Prospectus and such Pricing Supplement or 144A Prospectus, as applicable, to be delivered to the purchaser of such Book-Entry Note.

In each instance that a Pricing Supplement is prepared, the Presenting Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Suspension of Solicitation; Amendment or Supplement:	NIB reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of orders to purchase Book-Entry Notes. Upon receipt of such instructions, the Agents will forthwith suspend solicitation until such time as NIB has advised them that such solicitation may be resumed.

In the event that at the time NIB suspends solicitation of purchases there shall be any orders outstanding for settlement, NIB will promptly advise the Agents and the Fiscal Agent whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension, together with the appropriate Pricing Supplement, or 144A Prospectus, as applicable, may be delivered in connection with the settlement of such orders. NIB will have the sole responsibility for such decision and for any arrangements that may be made in the event that NIB determines that such orders may not be settled or that copies of such Prospectus or 144A Prospectus may not be so delivered.

In the case of Registered Notes only, if NIB decides to amend or supplement the Registration Statement (as defined in the Selling Agency Agreement) or the Prospectus, it will promptly advise the Agents and furnish the Agents with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Selling Agency Agreement. Subject to the provisions of the Selling Agency Agreement, NIB may file with the Commission any such supplement to the Prospectus relating to the Notes. NIB will provide the Agents and the Fiscal Agent with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).

In the case of 144A Notes only, if NIB decides to amend or supplement a 144A Prospectus, it will promptly advise the Agents and furnish the Agents with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Selling Agency Agreement.

Procedures for Rate Changes:	When NIB has determined to change the interest rates of Book-Entry Notes being offered, it will promptly advise the Agents and the Agents will forthwith suspend solicitation of orders. The Agents will telephone NIB with recommendations as to the changed interest rates. At such time as NIB has advised the Agents of the new interest rates, the Agents may resume solicitation of orders. Until such time only “indications of interest” may be recorded.

Delivery of Prospectus:	A copy of the Prospectus and the Pricing Supplement, in the case of Registered Notes, or the 144A Prospectus, in the case of 144A Notes, relating to a Book-Entry Note must accompany or precede the earliest of any written offer of such Book-Entry Note, confirmation of the purchase of such Book-Entry Note and payment for such Book-Entry Note by its purchaser. If notice of a change in the terms of the Book-Entry Notes is received by the Agents between the time an order for a Book-Entry Note is placed and the time written confirmation thereof is sent by the Presenting Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus and Pricing Supplement, in the case of Registered Notes, or the 144A Prospectus, in the case of 144A Notes, setting forth the terms in effect when the order was placed. Subject to “Suspension of Solicitation;

Amendment or Supplement” above, the Presenting Agent will deliver a Prospectus and Pricing Supplement or 144A Prospectus, as applicable, as herein described with respect to each Book-Entry Note sold by it. NIB will make such delivery if such Book-Entry Note is sold directly by NIB to a purchaser (other than an Agent).

Confirmation:	For each order to purchase a Book-Entry Note solicited by any Agent and accepted by or on behalf of NIB, the Presenting Agent will issue a confirmation to the purchaser, with a copy to NIB, setting forth the details set forth above and delivery and payment instructions.

Settlement:	The receipt by NIB of immediately available funds in payment for a Book-Entry Note and the authentication and issuance of the Global Note representing such Book-Entry Note (including, in the case of a Master Global Note, the entry in the records of NIB maintained by the Fiscal Agent of the further provisions of such Note set forth in the pricing supplement to the Prospectus Supplement and the Prospectus, in the case of Registered Notes, or the 144A Prospectus, in the case of 144A Notes, relating to the issuance of such Note) shall constitute “settlement” with respect to such Book-Entry Note. All orders accepted by NIB will be settled on the fifth Business Day following the date of sale of such Book-Entry Note pursuant to the timetable for settlement set forth below unless NIB and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day following the date of sale.

Settlement Procedures:	Settlement Procedures with regard to each Book-Entry Note sold by NIB through any Agent, as agent, shall be as follows:

A.  The Presenting Agent will advise NIB (and, if such Book-Entry Note is an Indexed Note, shall also advise Cleary Gottlieb Steen & Hamilton LLP (“CGS&H”), counsel to the Agents) in writing of the following settlement information:

1. Type of Note (Registered Note or 144A Note).

2. Principal amount.

3. Stated Maturity Date.

4.    In the case of a Fixed Rate Book-Entry Note, the interest rate or, in the case of a Floating Rate Book-Entry Note, the Base Rate, initial interest rate (if known at such time), Index Maturity, Interest Reset Period, Interest Reset Dates, Spread or Spread Multiplier (if any), Minimum Interest Rate (if any) and Maximum Interest Rate (if any).

5. Interest Payment Dates.

6. Redemption, repayment and extension provisions, if any.

7. In the case of an Indexed Book-Entry Note, the Index and the method by which the principal amount thereof payable at Maturity and/or the Interest Rate thereon shall be determined.

8. Settlement date.

9. Issue Price (including currency).

10. Presenting Agent’s commission, determined as provided in Section 3(e) of the Selling Agency Agreement.

11. Whether such Book-Entry Note is issued at an original issue discount and, if so, the total amount of OID, the yield to maturity and the initial accrual period OID.

B.    If NIB approves such settlement information, it shall so notify the Presenting Agent in writing and shall immediately thereafter furnish a copy of such settlement information to the Fiscal Agent and to CGS&H, together with a certificate of an appropriate officer of NIB authorizing the issuance of such Book-Entry Note and approving the terms thereof and specifying the account of NIB in the Relevant Financial Center to which funds in payment for such Note should be transferred upon settlement. Upon receipt of such certificate, the Fiscal Agent will assign a CUSIP number to the Global Note representing such Book-Entry Note and then advise NIB, the Presenting Agent and CGS&H by telephone (confirmed in writing at any time on the same date) of such CUSIP number. Each such communication by NIB shall constitute a representation and warranty by NIB to the Fiscal Agent and the Presenting Agent that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by NIB, (ii) such Note, and the Global Note or Master Global Note representing such Note, will conform with the terms of the Fiscal Agency Agreement for such Note, and (iii) upon authentication and delivery of such Global Note or Master Global Note (if necessary), the aggregate initial offering price of all Notes issued under the Fiscal Agency

       Agreement will not exceed $10,000,000,000 (except for Book-Entry Notes represented by Global Notes or Master Global Notes authenticated and delivered in exchange for or in lieu of Global Notes or Master Global Notes pursuant to the Fiscal Agency Agreement and except for Certificated Notes authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of Certificated Notes pursuant to any such Section).

C.   The Fiscal Agent will enter a pending deposit message through DTC’s Participant Terminal System providing the following settlement information to DTC (which shall route such information to Standard & Poor’s, the Presenting Agent and, upon request, CGS&H):

1. The information set forth in Settlement Procedure “A”.

2. Identification as a Fixed Rate Book-Entry Note, a Floating Rate Book-Entry Note or an Indexed Book-Entry Note.

3. Initial Interest Payment Date, if any, for such Book-Entry Note, number of days by which such date succeeds the related Record Date and amount of interest payable on such Interest Payment Date.

4. CUSIP number of the Global Note representing such Book-Entry Note.

5. Whether such Global Note or Master Global Note will represent any other Book-Entry Note (to the extent known at such time).

D.   Unless such Note will be represented by a Global Master Note, CGS&H will prepare the Global Note representing such Book-Entry Note (in a form that has been previously approved by NIB, the Agents and the Fiscal Agent) will stamp the appropriate legend, as instructed by DTC, if not already set forth thereon, and will deliver such Global Note to the Fiscal Agent.

E.   The Fiscal Agent will authenticate the Global Note representing such Book-Entry Note (or, in the case of a Note that will be represented by the Master Global Note, will make an entry in the records of NIB maintained by the Fiscal Agent of the further provisions of such Note set forth in the pricing supplement to the Prospectus Supplement and the Prospectus, in the case of Registered Notes, or the 144A Prospectus, in the case of 144A Notes, relating to the issuance of such Note.

F. DTC will credit such Book-Entry Note to the Fiscal Agent’s participant account at DTC.

G.   If such Book-Entry Note is denominated in a Specified Currency other than U.S. dollars, the purchaser thereof will pay to NIB, by wire transfer of immediately available funds to the account of NIB located in the Relevant Financial Center (as notified by NIB to the Presenting Agent under Settlement Procedure B above), an amount equal to the price of such Book-Entry Note.

H.   If such Book-Entry Note is denominated in U.S. dollars, the Fiscal Agent will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC to (i) debit such Book-Entry Note to the Fiscal Agent’s participant account and credit such Book-Entry Note to the Presenting Agent’s participant account and (ii) debit the Presenting Agent’s settlement account and credit the settlement account of Citibank for further credit (by 3:00 P.M. on such day) to the account of NIB at Skandinaviska Enskilda Banken, or at such other institution as NIB may designate, for an amount equal to the price of such Book-Entry Note less the Presenting Agent’s commission. The entry of such a deliver order shall constitute a representation and warranty by the Fiscal Agent to DTC that (i) the Global Note or Master Global Note representing such Book-Entry Note has been authenticated and (ii) the Fiscal Agent is holding such Global Note or Master Global Note pursuant to the Medium-Term Note Certificate Agreement between the Fiscal Agent and DTC.

       If such Book-Entry Note is denominated in a currency other than U.S. dollars, the Fiscal Agent will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC to debit such Book-Entry Note to the Fiscal Agent’s participant account and credit such Book-Entry Note, free of payment, to the Presenting Agent’s participant account. The entry of such a deliver order shall constitute a representation and warranty by the Fiscal Agent as aforesaid.

I.     If such Book-Entry Note is denominated in U.S. dollars, the Presenting Agent will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC (i) to debit such Book-Entry Note to the Presenting Agent’s participant account and credit such Book-Entry Note to the participant accounts of the Participants with respect to such

Book-Entry Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Presenting Agent for an amount equal to the price of such Book-Entry Note.

       If such Book-Entry Note is denominated in a currency other than U.S. dollars, the Presenting Agent will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC to debit such Book-Entry Note to the Presenting Agent’s participant account and credit such Book-Entry Note, free of payment, to the participant accounts of the Participants with respect to such Book-Entry Note.

J.    Transfers of funds in accordance with SDFS deliver orders described in the first paragraphs of each of Settlement Procedures “H” and “I” will be settled in accordance with SDFS operating procedures in effect on the settlement date.

K.  The Presenting Agent will confirm the purchase of such Book-Entry Note to the purchaser either by transmitting to the Participants with respect to such Book-Entry Note a confirmation order or orders through DTC’s institutional delivery system or by mailing a written confirmation to such purchaser.

Settlement Procedures Timetable:	For orders of Book-Entry Notes solicited by any Agent and accepted by NIB for settlement on the first Business Day after the sale date, Settlement Procedures “A” through “X” set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement
Procedure	Time
A	11:00 A.M. on the sale date
B	12:00 Noon on the sale date
C	2:00 P.M. on the sale date
D	3:00 P.M. on the day before settlement
E	9:00 A.M. on settlement date
F-G	10:00 A.M. on settlement date
H-I	2:00 P.M. on settlement date
J	4:45 P.M. on settlement date
K	5:00 P.M. on settlement date

If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures “A”, “B” and “C” shall be completed as soon as practicable but no later than 11:00 A.M.

and 12:00 Noon on the first Business Day after the sale date and no later than 2:00 P.M. on the Business Day before the settlement date, respectively. If the initial interest rate for a Floating Rate-Book-Entry Note has not been determined at the time that Settlement Procedure “A” is completed, Settlement Procedures “B” and “C” shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 P.M., respectively, on the Business Day before the settlement date. Settlement Procedure “G” is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in SDFS operating procedures in effect on the settlement date.

If settlement of a Book-Entry Note is rescheduled or canceled, the Fiscal Agent will deliver to DTC, through DTC’s Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled settlement date.

Failure to Settle:	If the Fiscal Agent fails to enter an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure “H”, the Fiscal Agent may deliver to DTC, through DTC’s Participant Terminal System, as soon as practicable, a withdrawal message instructing DTC to debit such Book-Entry Note to the Fiscal Agent’s participant account. DTC will process the withdrawal message, provided that the Fiscal Agent’s participant account contains a principal amount of the Global Note or Master Global Note representing such Book-Entry Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Note or Master Global Note, the Fiscal Agent will cancel such Global Note or Master Global Note in accordance with the Fiscal Agency Agreement and so advise NIB (or, in the case of cancellation of a Note represented by a Master Global Note that is not itself the subject of the cancellation, send to NIB details of the cancellation of such Note), and the Fiscal Agent will make appropriate entries in its records. The CUSIP number assigned to such Global Note or portion of a Master Global Note shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Note, the Fiscal Agent will exchange such Book-Entry Note for two Global Notes, one of which shall represent such Book-Entry Notes and shall be canceled immediately after issuance and the other of which shall represent the other Book-Entry Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser) or, in the case of any Book-Entry Note denominated in a currency other than U.S. dollars, paid to NIB, then such Participants and, in turn, the Presenting Agent may enter SDFS deliver orders through DTC’s Participant Terminal System reversing the orders entered pursuant to Settlement Procedures “I” and “H”, respectively. Thereafter, the Fiscal Agent will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than a default by the Presenting Agent in the performance of its obligations hereunder and under the Selling Agency Agreement, then NIB will reimburse the Presenting Agent or the Fiscal Agent, as applicable, on an equitable basis for the loss of the use of the funds during the period when they were credited to the account of NIB.

Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Note, CGS&H and the Fiscal Agent will provide, in accordance with Settlement Procedures “D” and “E”, for the authentication and issuance of a Global Note representing the other Book-Entry Notes to have been represented by such Global Note and the Fiscal Agent will make appropriate entries in its records.

Fiscal Agent Not to Risk Funds:	Nothing herein shall be deemed to require the Fiscal Agent to risk or expend its own funds in connection with any payment to NIB, DTC, the Agents or the purchaser, it being understood by all parties that payments made by the Fiscal Agent to NIB, DTC, the Agents or the purchaser shall be made only to the extent that funds are provided to the Fiscal Agent for such purpose.

Authenticity of Signatures:	NIB will cause the Fiscal Agent to furnish the Agents from time to time with the specimen signatures of each of the Fiscal Agent’s officers, employees or agents who has been authorized by the Fiscal Agent to authenticate Book-Entry Notes, but no Agent will have any obligation or liability to NIB or the Fiscal Agent in respect of the authenticity of the signature of any officer, employee or agent of NIB or the Fiscal Agent on any Book-Entry Note.

Payment of Expenses:	Each Agent shall forward to NIB, on a monthly basis, a statement of the out-of-pocket expenses incurred by such Agent during that month that are reimbursable to it pursuant to the terms of the Selling Agency Agreement. NIB will remit payment to the Agents currently on a monthly basis.

Advertising Costs:	NIB will determine with the Agents the amount of advertising that may be appropriate in soliciting offers to purchase the Book-Entry Notes. Advertising expenses will be paid by NIB.

Periodic Statements From the Fiscal Agent:	Periodically, the Fiscal Agent will send to NIB a statement setting forth the principal amount of Book-Entry Notes outstanding as of that date.

PART II
Administrative Procedures for Certificated Notes
     The Fiscal Agent will serve as registrar and transfer agent in connection with the Certificated Notes.

Issuance:	Each Certificated Note will be dated and issued as of the date of its authentication by the Fiscal Agent. Each Certificated Note will bear an Original Issue Date, which will be (i) with respect to an original Certificated Note (or any portion thereof), its original issuance date (which will be the settlement date) and (ii) with respect to any Certificated Note (or portion thereof) issued subsequently upon transfer or exchange of a Certificated Note or in lieu of a destroyed, lost or stolen Certificated Note, the Original Issue Date of the predecessor Certificated Note, regardless of the date of authentication of such subsequently issued Certificated Note. In the case of 144A Notes denominated in dollars, such securities will be issued in minimum denominations of U.S. $100,000 and integral multiples of U.S. $1,000 in excess thereof or, if denominated in currencies or composite currencies other than the U.S. dollar, minimum denominations not less than the equivalent of U.S. $100,000 and integral multiples of $1,000 in excess thereof.

Registration:	Certificated Notes will be issued only in fully registered form without coupons. In the case of 144A Notes only, beneficial interests in each global note will be subject to certain restrictions on transfer set forth therein and in the Fiscal Agency Agreement, and with respect to 144A notes, as set forth in Rule 144A, and the 144A notes will bear the legends set forth thereon regarding such restrictions set forth under “Transfer Restrictions” in the 144A Prospectus.

Transfers and for Exchanges:	A Certificated Note may be presented for transfer or exchange at the principal corporate trust office in the City of New York of the Fiscal Agent. Certificated Notes will be exchangeable for other Certificated Notes having identical terms but different authorized denominations without service charge. Certificated Notes will not be exchangeable for Book-Entry Notes.

Maturities:	Each Certificated Note will mature on a date not less than nine months after the settlement date for such Note. A Floating Rate Certificated Note will mature only on an Interest Payment Date for such Note.

Denominations:	The denomination of any Registered Certificated Note denominated in U.S. dollars will be a minimum of $1,000 and $100,000 (in the case of 144A Notes only) or any amount in excess thereof that is an integral multiple of $1,000. The authorized denominations of Certificated Notes denominated in any other currency will be specified pursuant to “Settlement Procedures” below.
In the case of Registered Notes only, Book-Entry Notes will be issued in principal amounts of $1,000 or any amount in excess thereof that is an integral multiple of $1,000 and in the case of 144A Notes only, Book-Entry Notes will be issued in principal amounts of $100,000 or any amount in excess thereof that is an integral multiple of $1,000 or, if denominated in currencies or composite currencies other than the U.S. dollar, minimum denominations not less than the equivalent of U.S. $100,000 and integral multiples of $1,000 in excess thereof. Global Notes will be denominated in principal amounts not in excess of $500,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of $500,000,000 would, but for the preceding sentence, be represented by a single Global Note, then one Global Note will be authenticated and issued to represent each $500,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Note will be authenticated and issued to represent any remaining principal amount of such Book-Entry Note or Notes (or, if denominated in currencies or composite currencies other than the U.S. dollar, then the U.S. dollar equivalents of the foregoing). In such a case, each of the Global Notes representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Interest:	General. Interest, if any, on each Certificated Note will accrue from the original issue date for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, and will be calculated and paid in the manner described in such Note and in the Prospectus, as supplemented by the relevant Pricing Supplement, or in the 144A Prospectus, as applicable. Unless otherwise specified therein, each payment of interest on a Certificated Note will include interest accrued to but excluding the Interest Payment Date (provided that, in the case of Certificated Notes which reset daily or weekly, interest payments will include accrued interest to but excluding the Record Date immediately preceding the Interest Payment Date) or to but excluding Maturity (other than a Maturity of a Fixed Rate Certificated Note occurring on the 31st day of a month, in which case such payment of interest will include interest accrued to but excluding the 30th day of such month).

Record Dates. The Record Dates with respect to any Interest Payment Date shall be the date fifteen calendar days immediately preceding such Interest Payment Date (whether or not a Business Day).

Interest Payment Dates on Fixed Rate Certificated Notes. Interest payments on Fixed Rate Certificated Notes will be made on the dates specified pursuant to Settlement Procedure “A” below and at Maturity; provided, however, that if any Interest Payment Date for a Fixed Rate Certificated Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date; provided further, that in the case of a Fixed Rate Certificated Note issued between a Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date.

Interest Payment Dates on Floating Rate Certificated Notes. Interest payments will be made on Floating Rate Certificated Notes monthly, quarterly, semi-annually or annually. Interest will be payable, in the case of Floating Rate Certificated Notes that reset daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified pursuant to Settlement Procedure “A” below; in the case of Floating Rate Certificated Notes that reset quarterly, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Certificated Notes that reset semi-annually, on the third Wednesday of the two months specified pursuant to Settlement Procedure “A” below; and in the case of Floating Rate Certificated Notes that reset annually, on the third Wednesday of the month specified pursuant to Settlement Procedure “A” below; provided, however, that if an Interest Payment Date for a Floating Rate Certificated Note would otherwise be a day that is not a Business Day with respect to such Floating Rate Certificated Note, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Certificated Note, except in the case of a Floating Rate Certificated Note for which the Base Rate is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day; and provided further, that in the case of a

Floating Rate Certificated Note issued between a Record Date and an interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Record Date.

Interest Payment Dates on Indexed Notes. Interest payments on Indexed Notes will be as provide in the Pricing Supplement for such Notes or as provided in such Notes.

Calculation of Interest:	Fixed Rate Certificated Note. Interest on Fixed Rate Certificated Notes (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months.

Floating Rate Certificated Notes. Interest rates on Floating Rate Certificated Notes will be determined as set forth in the form of Notes. Interest on Floating Rate Certificated Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Certificated Note for which the Base Rate is the Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

Indexed Notes. Interest rates on Indexed Notes will be determined as set forth in the Pricing Supplement or 144A Prospectus, as applicable, relating to such Notes or in such Notes with the day count being as therein specified.

Payments of Principal and Interest:	Interest, if any, on each Certificated Note will be calculated and paid in the manner described in such Note and in the Prospectus, as supplemented by the relevant Pricing Supplement, or in the 144A Prospectus, as applicable. Unless otherwise provided in the Fiscal Agency Agreement or the Certificated Note, the first payment of interest on any Certificated Note originally issued between a Record Date and an Interest Payment Date will be made on the next succeeding Interest Payment Date. Interest payable at the Maturity of a Certificated Note will be payable to the Person to whom the principal of such Note is payable. Unless other arrangements are made, all interest payments (excluding interest payments made on the Stated Maturity Date) will be made by check mailed to the person entitled thereto as provided above; provided, however, that the holder of $10,000,000 (or the equivalent thereof in other currencies) or more of Certificated Notes with similar tenor and terms will be entitled to receive payment by wire transfer in U.S. dollars; and provided further that payments to be made in a currency other than U.S. dollars shall be made by wire transfer.

Within 10 days following each Record Date, the Fiscal Agent will inform NIB of the total amount of the interest payments to be made by NIB on the next succeeding Interest Payment Date. The Fiscal Agent will provide monthly to NIB a list of the principal and interest to be paid on Certificated Notes maturing in the next succeeding month.

NIB will be responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law.

If the Maturity of a Certificated Note is not a Business Day, the payment due on such day shall be made (except in the case of LIBOR Notes as described above) on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity.

Procedures upon NIB’s Exercise of Optional Redemption:	NIB Notice to Fiscal Agent Regarding Exercise of Optional Redemption. At least 45 but not more than 60 days prior to the date on which it intends to redeem a Certificated Note, NIB will notify the Fiscal Agent that it is exercising such option with respect to such Certificated Note on such date.

Fiscal Agent Notice to Holders Regarding NIB’s Exercise of Optional Redemption. After receipt of notice that NIB is exercising its option to redeem a Certificated Note, the Fiscal Agent will, at least 30 but not more than 60 days before the redemption date for such Certificated Note, mail a notice, first class, postage prepaid, to the Holder of such Certificated Note informing such Holder of NIB’s exercise of such option with respect to such Certificated Note.

Deposit of Redemption Price. On or before any redemption date, NIB shall deposit with such Fiscal Agent (or, in the case of Foreign Currency Notes payable in a currency other than U.S. dollars, with the Exchange Rate Agent if applicable) an amount of money sufficient to pay the redemption price, plus interest accrued to such redemption date, for all the Certificated Notes or portions thereof and which are to be repaid on such redemption date. Such Fiscal Agent (or Exchange Rate Agent) will use such money to repay such Certificated Notes pursuant to the terms set forth in such Notes.

Payments of Principal and	Fiscal Agent Notice to NIB of Option for Repayment. Upon

Interest Upon Exercise of Optional Repayment:	receipt of notice of exercise of the option for repayment and the Global Securities representing the Certificated Notes so to be repaid as set forth in such Notes, the Fiscal Agent shall (unless such notice was received pursuant to NIB’s exercise of an optional reset or an optional extension of maturity, in each of which cases the relevant procedures set forth above are to be followed) give notice to NIB not less than 20 days prior to each Optional Repayment Date of such Optional Repayment Date and of the principal amount of Certificated Notes to be repaid on such Optional Repayment Date.

Deposit of Repayment Price. On or prior to 10:00 A.M. on any Optional Repayment Date, NIB shall deposit with such Fiscal Agent (or, in the case of Foreign Currency Notes payable in a currency other than U.S. dollars, with the Exchange Rate Agent if applicable) an amount of money sufficient to pay the optional repayment price, and accrued interest thereon to such date, of all the Certificated Notes or portions thereof which are to be repaid on such date. Such Fiscal Agent (or Exchange Rate Agent) will use such money to repay such Certificated Notes pursuant to the terms set forth in such Notes.

Procedure for Rate Setting and Posting:	NIB and the Agents will discuss from time to time the aggregate principal amount of, the issuance price of, and the interest rates to be borne by, Notes that may be sold as a result of the solicitation of orders by the Agents. If NIB decides to set prices of, and rates borne by, any Notes in respect of which the Agents are to solicit orders (the setting of such prices and rates to be referred to herein as “posting”) or if NIB decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance and Rejection of Orders:	Unless otherwise instructed by NIB, each Agent will advise NIB promptly by telephone of all orders to purchase Certificated Notes received by such Agent, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. Unless otherwise agreed by NIB and the Agents, NIB has the sole right to accept orders to purchase Certificated Notes and may reject any such orders in whole or in part. Before accepting any order to purchase a Certificated Note to be settled in less than three Business Days, NIB shall verify that the Fiscal Agent will have adequate time to prepare and authenticate such Note.

Preparation of Pricing Supplement:	If any order to purchase a Certificated Note is accepted by or on behalf of NIB, NIB will cause to be prepared a Pricing

Supplement reflecting the interest rates and other terms of such Certified Note and, in the case of Registered Notes only, will arrange to have ten copies thereof filed with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act and will supply at least ten copies thereof (and additional copies if requested) to the Agent which presented the order (the “Presenting Agent”). The Presenting Agent will cause a copy of the Prospectus, together with the relevant Pricing Supplement, or 144A Prospectus, as applicable, to be delivered to the purchaser of such Certificated Note.

In each instance that a Pricing Supplement is prepared, the Presenting Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Suspension of Solicitation; Amendment or Supplement:	NIB reserves the right, in its sole discretion, to instruct the Agents to suspend at any time for any period of time or permanently, the solicitation of orders to purchase Certificated Notes. Upon receipt of such instructions, the Agents will forthwith suspend solicitation until such time as NIB has advised them that such solicitation may be resumed.

In the event that at the time NIB suspends solicitation of purchases there shall be any orders outstanding for settlement, NIB will promptly advise the Agents and the Fiscal Agent whether such orders may be settled and whether copies of the Prospectus, together with the appropriate Pricing Supplement, or the 144A Prospectus, as applicable, as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. NIB will have the sole responsibility for such decision and for any arrangements that may be made in the event that NIB determines that such orders may not be settled or that copies of such Prospectus or 144A Prospectus may not be so delivered.

In the case of the Registered Notes only, if NIB decides to amend or supplement the Registration Statement or the Prospectus it will promptly advise the Agents and furnish the Agents with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Selling Agency Agreement. In the case of Registered Notes only, subject to the provisions of the Selling Agency Agreement, NIB may file with the Commission any supplement to the Prospectus relating to the Notes; NIB will provide the Agents and the Fiscal Agent with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424(b).

In the case of 144A Notes only, if NIB decides to amend or supplement a 144A Prospectus, it will promptly advise the Agents and furnish the Agents with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Selling Agency Agreement.

Procedure for Rate Changes:	When NIB has determined to change the interest rates of Certificated Notes being offered, it will promptly advise the Agents and the Agents will forthwith suspend solicitation of orders. The Agents will telephone NIB with recommendations as to the changed interest rates. At such time as NIB has advised the Agents of the new interest rates, the Agents may resume solicitation of orders. Until such time only “indications of interest” may be recorded.

Delivery of Prospectus:	A copy of the Prospectus, together with the relevant Pricing Supplement, or 144A Prospectus, as applicable, relating to a Certificated Note must accompany or precede the earliest of any written offer of such Certificated Note, confirmation of the purchase of such Certificated Note and payment for such Certificated Note by its purchaser. If notice of a change in the terms of the Certificated Notes is received by the Agents between the time an order for a Certificated Note is placed and the time written confirmation thereof is sent by the Presenting Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus, together with the relevant Pricing Supplement, or 144A Prospectus, as applicable, setting forth the terms in effect when the order was placed. Subject to “Suspension of Solicitation; Amendment or Supplement” above, the Presenting Agent will deliver a Prospectus and Pricing Supplement or 144A Prospectus, as applicable, as herein described with respect to each Certificated Note sold by it. NIB will make such delivery if such Certificated Note is sold directly by NIB to a purchaser (other than any Agent).

Confirmation:	For each order to purchase a Certificated Note solicited by any Agent and accepted by or on behalf of NIB, the Presenting Agent will issue a confirmation to the purchaser, with a copy to NIB, setting forth the details set forth above and delivery and payment instructions.

Settlement:	The receipt by NIB of immediately available funds in exchange for an authenticated Certificated Note delivered to the Presenting Agent and the Presenting Agent’s delivery of such Certificated Note against receipt of immediately available funds shall, with respect to such Certificated Note, constitute “settlement”. All orders accepted by NIB will be settled on the fifth Business Day following the date of sale pursuant to the timetable for settlement set forth below, unless NIB and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day following the date of sale.

Settlement Procedures:	Settlement Procedures with regard to each Certificated Note sold by NIB through any Agent, as agent, shall be as follows:

A. The Presenting Agent will advise NIB (and if such Certificated Note is an Indexed Note,       shall also advise CGSH) in writing of the following settlement information, in time for the       Fiscal Agent to prepare and authenticate the required Note:

1. Name in which such Certificated Note is to be registered (“Registered Owner”).

2. Address of the Registered Owner and address for payment of principal and interest.

3. Taxpayer identification number of the Registered Owner (if available).

4. Principal amount.

5. Stated Maturity Date.

      6.       In the case of a Fixed Rate Certificated Note, the interest rate or, in the case of a Floating Rate Certificated Note, the initial interest rate (if known at such time), Base Rate,Index Maturity, Interest Reset Period, Interest Reset Dates, Spread or Spread Multiplier (if any), Minimum Interest Rate (if any) and Maximum Interest Rate (if any).

7. Interest Payment Dates.

8. Specified Currency and whether the option to elect payment in a Specified Currency applies and if the

Specified Currency is not U.S. dollars, the authorized denominations.

9. Redemption, repayment or extension provisions, if any.

10. Settlement date.

11. Issue Price (including currency).

12. Presenting Agent’s commission, determined as provided in Section 3(e) of the Selling Agency Agreement.

13. Whether such Certificated Note is issued at an original issue discount, and, if so, the total amount of OID, the yield to maturity and the initial accrual period OID.

      B.        If NIB approves such settlement information, it shall so notify the Presenting Agent in writing and shall immediately thereafter furnish a copy of such settlement information to the Fiscal Agent and to CGS&H, together with a certificate of an appropriate officer of NIB authorizing the issuance of such Book-Entry Note and approving the terms thereof.

      C.        NIB will deliver to CGS&H a pre-printed four-ply packet for such Certificated Note, which packet will contain the following documents in forms that have been approved by NIB, the Agents and the Fiscal Agent:

1. Certificated Note with customer confirmation.

2. Stub One – For Fiscal Agent.

3. Stub Two – For the Presenting Agent.

4. Stub Three – For NIB.

      D.       CGS&H will complete such Certificated Note and will deliver it to the Fiscal Agent (by 11:00 A.M). The Fiscal Agent will authenticate such Certificated Note and deliver it (with the confirmation) and Stubs One and Two to the Presenting Agent, all in accordance with the written directions (or oral instructions confirmed in writing on the next Business Day) of NIB, and the Presenting Agent will acknowledge receipt of the Note by stamping or otherwise marking Stub One and returning it to the Fiscal Agent. Such delivery will be made only against such acknowledgment of receipt.

E. The Presenting Agent will deliver such Certificated Note (with the confirmation) to the customer against payment directly from the customer to NIB in immediately available funds. The Presenting Agent will obtain the acknowledgement of receipt of such Certificated Note by retaining Stub Two.

F. The Fiscal Agent will send Stub Three to NIB by first-class mail.

Settlement Procedures Timetable:
For orders of Certificated Notes solicited by any Agent, as agent, and accepted by NIB, Settlement Procedures “A” through “F” set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement Procedure Time
A 2:00 P.M. on the day before settlement
B-C 3:00 P.M. on the day before settlement
D 3:00 P.M. on the settlement date
E 4:00 P.M. on the settlement date
F 5:00 A.M. on settlement date

Failure to Settle:	If a purchaser fails to accept delivery of and make payment for any Certificated Note, the Presenting Agent will notify NIB and the Fiscal Agent by telephone and return such Certificated Note to the Fiscal Agent. Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the Fiscal Agent will cancel such Certificated Note in accordance with the Fiscal Agency Agreement and so advise NIB, and will make appropriate entries in its records.

Fiscal Agent Not to Risk Funds:	Nothing herein shall be deemed to require the Fiscal Agent to risk or expend its own funds in connection with any payment to NIB, the Agents or the purchaser, it being understood by all parties that payments made by the Fiscal Agent to NIB, the Agents or the purchaser shall be made only to the extent that funds are provided to the Fiscal Agent for such purpose.

Authenticity of Signatures:	NIB will cause the Fiscal Agent to furnish the Agents from time to time with the specimen signatures of each of the Fiscal Agent’s officers, employees or agents who has been authorized by the

Fiscal Agent to authenticate Certificated Notes, but no Agent will have any obligation or liability to NIB or the Fiscal Agent in respect of the authenticity of the signature of any officer, employee or agent of NIB or the Fiscal Agent on any Certificated Note.

Payment of Expenses:	Each Agent shall forward to NIB, on a monthly basis, a statement of the out-of-pocket expenses incurred by such Agent during that month that are reimbursable to it pursuant to the terms of the Selling Agency Agreement. NIB will remit payment to the Agents currently on a monthly basis.

Advertising Costs:	NIB will determine with the Agents the amount of advertising that may be appropriate in soliciting orders to purchase the Certificated Notes.

Periodic Statements from the Fiscal Agent:	Periodically, the Fiscal Agent will send to NIB a statement setting forth the principal amount of Certificated Notes Outstanding as of that date.
PART III
Administrative Procedures for Structured or Hybrid Notes
     NIB may from time to time issue Notes through an Agent (or to such Agent as Purchaser) the principal amount payable at the maturity of which and/or interest in respect of which will be determined by reference to designated currency (or composite currency), commodity or other prices or the level of one or more designated stock indexes or otherwise by application of a formula. Such Notes may implicate certain commodities-law (and other legal or regulatory) issues.1
     NIB and such Agent will cooperate so that NIB, the Agent and counsel for the Agents have sufficient opportunity to analyze such issues. Such Agent will furnish, to the extent possible, such certificates or certificates with respect to the financial and marketing aspects of such Notes as NIB may reasonably require

[1]	For example, it may be necessary to analyze whether certain of the Notes are exempt or excluded from regulation under the Commodity Exchange Act of 1922, as amended (the “CEA”), under the Commodities Futures Trading Commission’s Statutory Interpretation Concerning Certain Hybrid Instruments (55 Federal Register 13582, April 11, 1990)(the so-called “Statutory Interpretation”) or Rule 34 under the CEA (the so-called “Hybrid Exemption”)

EXHIBIT B
FORM OF REGISTERED MEDIUM-TERM NOTE – MASTER NOTE

(Date of Issuance)
     NORDISKA INVESTERINGSBANKEN (Nordic Investment Bank) (“Issuer”), an international financial institution existing pursuant to an agreement, dated February 11, 2004 among Denmark, Estonia, Finland, Iceland, Latvia, Lithuania, Norway and Sweden, which came into force on January 1, 2005, for value received, hereby promises to pay to Cede & Co. or its registered assigns: (i) on each principal payment date, including each amortization date, redemption date, repayment date, maturity date, and extended maturity date, as applicable, of each obligation identified on the records of Issuer (which records are maintained by Citibank, N.A. (“Paying Agent”)) as being evidenced by this Registered Master Note, the principal amount then due and payable for each such obligation, and (ii) on each interest payment date. If any, the interest then due and payable on the principal amount for each such obligation. Payment shall be made by wire transfer of United States dollars to the registered owner, or immediately available funds or the equivalent to a party as authorized by the registered owner and in the currency other than United States dollars as provided for in each such obligation, by Paying Agent without the necessity of presentation and surrender of this Registered Master Note.
     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS REGISTERED MASTER NOTE SET FORTH ON THE REVERSE HEREOF.
     This Registered Master Note is a valid and binding obligation of Issuer.
IN WITNESS WHEREOF, Issuer has caused this instrument to be duly executed.

Nordiska Investeringsbanken

By:

(Authorized Signature)

(Fiscal Agent)

By:

(Authorized Signature)

B-1

     This Registered Master Note evidences indebtedness of Issuer of a single Series D and Rank unsubordinated and are designated Medium Term Notes, Series D, Due Nine Months or More from Date of Issue (the “Debt Obligations”), all issued or to be issued under and pursuant to a Fiscal Agency Agreement dated as of May 22, 2007, as amended (the “Fiscal Agency Agreement”), duly executed and delivered by Issuer to Citibank, N.A., as fiscal agent (“Fiscal Agent”), to which Fiscal Agency Agreement and all fiscal agency agreements supplemental thereto reference is hereby made for a description of the rights, duties, and immunities thereunder of the Fiscal Agent and the rights thereunder of the holders of the Debt Obligations. As provided in the Fiscal Agency Agreement, the Debt Obligations may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption and repayment provisions, if any, may be subject to different sinking, purchase, or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Fiscal Agency Agreement provided or permitted. The Debt Obligations aggregated with any other indebtedness of Issuer of this Series are limited (except as provided in the Fiscal Agency Agreement) to the principal amount of $10,000,000,000 designated as the Medium-Term Notes of Issuer Due Nine Months or More from Date of Issue.
     No reference herein to the Fiscal Agency Agreement and no provision of this Registered Master Note or of the Fiscal Agency Agreement shall alter or impair the obligation of Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, if any, on each Debt Obligation at the times, places, and rates, and in the coin or currency, identified on the records of Issuer.
     At the request of the registered owner, Issuer shall promptly issue and deliver one or more separate note certificates evidencing each Debt Obligation evidenced by this Registered Master Note. As of the date any such note certificate or certificates are issued, the Debt Obligations which are evidenced thereby shall no longer be evidenced by this Registered Master Note.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto

(Name, Address, and Taxpayer Identification Number of Assignee)
the Registered Master Note and all rights thereunder, hereby irrevocably constituting and appointing                                          attorney to transfer said Registered Master Note on the books of Issuer with full power of substitution in the premises.

Dated.

(Signature)
Signature(s) Guaranteed:	NOTICE: The signature on this assignment must correspond with the name as written upon the face of this Registered Master Note, in every particular, without alteration or enlargement or any change whatsoever.

B-2

     Unless this certificate is presented by an authorized representative of The Depositary Trust Company, a New York corporation (“DTC”), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co, or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

B-3

NORDISKA INVESTERINGSBANKEN
(Nordic Investment Bank)
RIDER TO REGISTERED MASTER NOTE DATED MAY 22, 2007
MEDIUM-TERM NOTE, SERIES D
     This rider forms a part of and is incorporated into the Registered Master Note dated May 22, 2007 of Nordiska Investeringsbanken (Nordic Investment Bank) (the “Issuer”) registered in the name of Cede & Co., or its registered assigns, evidencing the Issuer’s Medium-Term Notes, Series D (the “Notes”).
     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF SUCH REGISTERED MASTER NOTE (TOGETHER WITH THIS RIDER, HEREIN REFERRED TO AS THIS “REGISTERED MASTER NOTE”) SET FORTH IN THE RECORDS OF THE ISSUER MAINTAINED BY THE FISCAL AGENT, WHICH RECORDS CONSIST OF THE PRICING SUPPLEMENT(S) TO THE PROSPECTUS SUPPLEMENT DATED MAY 22, 2007 AND PROSPECTUS DATED MAY 22, 2007 RELATING TO EACH ISSUANCE OF NOTES, AS FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH HEREIN.
     THIS REGISTERED MASTER NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE FISCAL AGENCY AGREEMENT AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITORY”) OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO SUCH DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

B-4

General
          This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount to U.S. $10,000,000,000, or the equivalent thereof in other currencies or composite currencies. The U.S. dollar equivalent of Notes denominated in currencies or composite currencies other than U.S. dollars will be determined by the Exchange Rate Agent (the “Exchange Rate Agent”) on the basis of the noon buying rate for cable transfers in New York City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable issue dates. The Notes will be represented by either one or more global securities in fully registered form without coupons (the “Global Notes”) delivered to the Fiscal Agent (as defined below), as custodian for The Depository Trust Company (“DTC”), and recorded in the book-entry system maintained by DTC (a “Book-Entry Note”) or a certificate in fully registered form delivered to the Holder hereof or a Person designated by such Holder (a “Certificated Note”). References herein to “Notes” shall mean, collectively, the Certificated Notes and the Global Notes representing the Book-Entry Notes. Book-Entry Notes will not be exchangeable for Certificated Notes and, except under the circumstances described below, will not otherwise be issuable as Certificated Notes. NIB, for the benefit of the Holders and owners from time to time of the Notes, has entered into an Fiscal Agency Agreement, dated as of May 22, 2007 (the “Fiscal Agency Agreement”) with Citibank, N.A. as Fiscal Agent (in such capacity, and any duly appointed successor thereto in such capacity, the “Fiscal Agent”), copies of which are on file and may be examined at the corporate trust office of the Fiscal Agent located in The City of New York. Reference is hereby made to the Fiscal Agency Agreement and any amendments thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Fiscal Agent, NIB and the Holders and owners of the Notes. The Notes, as specified on the respective faces thereof, may be issued in various principal amounts and currencies, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, and may otherwise vary.
          NIB may in its sole discretion and upon 45 days written notice delivered to the Fiscal Agent determine that Book-Entry Notes issued in whole or in part in the form of a Global Note shall no longer be represented by such Global Note and, in such event, will issue individual Certificated Notes in replacement of the Global Note representing such Book-Entry Notes. In any such instance, an owner of a beneficial interest in a Global Note will be entitled to physical delivery of individual Certificated Notes equal in aggregate principal or face amount to such beneficial interest and to have such Certificated Notes registered in its name.
          This Note will not be subject to any sinking fund.

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Denominations
          The authorized denominations of Notes denominated in U.S. dollars will be U.S. $1,000 and any larger amount that is an integral multiple of U.S. $1,000 (unless a higher minimum denomination is set forth on the face thereof). The authorized denominations of Notes denominated in a currency other than U.S. dollars will be as set forth on the respective faces thereof.
Status
          The Notes are direct, unconditional and unsecured obligations of NIB ranking pari passu without any preference among themselves and equally with all other unsecured indebtedness (other than subordinated indebtedness) of NIB from time to time outstanding.
Taxation
          All payments of principal, premium, if any, and interest on the debt securities will be subject to any fiscal or other laws and regulations applicable thereto. NIB has no obligation to pay any Holder any additional amounts as a result of any possible withholding or deduction for taxes pursuant to any such law and/or regulations.
          NIB shall have the right to require the registered owner hereof, as a condition of the payment of the principal hereof and any premium or interest hereon, to present at such place as NIB or the Fiscal Agent, as the case may be, shall designate a certificate in such form as NIB may from time to time prescribe, to enable NIB and the Fiscal Agent to determine their duties and liabilities with respect to (i) any taxes, assessments or governmental charges which NIB or the Fiscal Agent may be required to deduct or withhold from payments in respect hereof under any present or future law of the United States or the Member Countries or any regulation of any taxing authority thereof and (ii) any reporting or other requirements under such laws or regulations. NIB and the Fiscal Agent shall be entitled to determine their duties and liabilities with respect to such deduction, withholding, reporting or other requirements on the basis of information contained in such certificate or, if no certificate shall be presented, on the basis of any presumption created by any such law or regulation and shall be entitled to act in accordance with such determination.
Redemption
          If so specified on the face hereof, this Note may be redeemed at the option of NIB in whole or in part on the Optional Redemption Date or Dates specified on the face hereof, in the case of Book-Entry Notes, by facsimile transmission to DTC in accordance with agreed upon procedures and, in the case of Certificated Notes, upon the mailing by the Fiscal Agent by first-class mail, postage prepaid, or via facsimile transmission to such number as the Fiscal Agent shall have furnished to NIB, of a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption, unless otherwise provided in the relevant Pricing Supplement, to the Holder hereof at its last registered address appearing in the Note Register, at the applicable Redemption Price specified on the face hereof, together in each case with accrued interest, if any, to the date fixed for redemption.

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          Any Note called for redemption shall become due and payable on the date specified in such notice (herein called the “redemption date”), and upon presentation and surrender of such Note at the place or places specified in such notice, such Note shall be paid at the Redemption Price together with accrued interest, if any, to the redemption date. From and after the redemption date (unless NIB shall default in the payment of the Redemption Price and accrued interest), if money for the redemption of this Note shall have been made available as provided herein, this Note shall cease to bear interest and the only right of the Holder hereof shall be to receive payment respectively of the Redemption Price and all unpaid interest accrued to the redemption date, as provided above. If any such Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the date of redemption at the rate borne by such Note.
          Any Note which is to be redeemed only in part shall be surrendered to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, having identical terms and conditions, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the Note so surrendered.
          If this Note is an Original Issue Discount Note (“OID Note”)(other than an Indexed Note), anything to the contrary notwithstanding, the amount payable in the event of (A) repayment at the option of the Holder or redemption, in lieu of the principal amount due at the maturity hereof, shall be the Amortized Face Amount (as defined below) of this Note as of the date fixed for repayment or redemption and (B) acceleration of maturity, shall be the aggregate principal amount of this Note multiplied by the sum of the Issue Price hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Original Issue Date hereof to the date of declaration of acceleration, which amortization shall be calculated using the “interest method” (computed in accordance with generally accepted accounting principles in effect on the date of declaration of acceleration). The “Amortized Face Amount” of this Note shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the principal amount hereof that has accrued at the Yield to Maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount of this OID Note exceed its stated principal amount.
Repayment
          If so specified on the face hereof, this Note may be repaid at the option of the Holder of such Note in whole or in part on any Optional Repayment Date specified on the face hereof, provided that the Fiscal Agent receives, at least 45 but not more than 60 days prior to the date fixed for repayment, unless otherwise provided in the relevant Pricing Supplement, (i) such Note with the form entitled “Option to Elect Repayment” on the reverse thereof duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of such Note, the principal amount of such Note to be repaid, the certificate number or description of the tenor and terms of such Note, a statement that the option to elect repayment is being exercised thereby and a

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guarantee that the Note to be repaid with the form entitled “Option to Elect Repayment” on the reverse of the Note duly completed will be received by the Fiscal Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter.
          Upon surrender of any Note for repayment, such Note shall become due and payable on the date of repayment (herein called the “repayment date”), and the Fiscal Agent shall pay such Note on the repayment date at a price equal to (i) in the case of a Note other than an Original Issue Discount Note, the Optional Repayment Price applicable to such repayment date plus interest, if any, accrued to the date of repayment, (ii) in the case of OID Notes, the Amortized Face Amount thereof or (iii) as otherwise specified on the face hereof.
          If any Note is to be repaid only in part, the Holder of such Note shall specify the portion thereof to be repaid and shall surrender such Note to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in a principal amount equal to and in exchange for the unrepaid portion of the Note so surrendered.
Payments
          If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Exchange Rate Agent based on the most favorable firm bid quotation for U.S. dollars received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date, from three (or if three are not available, then two) recognized foreign exchange dealers in the City of New York selected by the Exchange Rate Agent for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable in U.S. dollars on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, or if on such payment date U.S. dollars are unavailable for making payments on any such Note due to the imposition of exchange controls or to other circumstances beyond NIB’s control, then notwithstanding any such election, NIB may make payments on such payment date in the Specified Currency until U.S. dollars are again available for making such payments; provided, however, if any payment in respect of a Note is to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then NIB will be entitled (but shall not be required) to make all payments in respect of this Note in U.S. dollars until such currency is again available or so used. If NIB chooses to make such payments in U.S. dollars, any amounts payable in the Specified Currency on any date will be converted to U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency by the Exchange Rate Agent or as otherwise indicated on the face hereof.
          If any payment in respect of this Note is to be made in Euro and Euro are unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control or the Euro is no longer used in the European Monetary Union, then all payments shall be

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made in U.S. dollars until Euro are again available or so used. The amount of such payment in U.S. dollars shall be computed by the Exchange Rate Agent on the basis of the Market Exchange Rate for Euro or as otherwise indicated on the face hereof.
          Unless otherwise specified on the face hereof, the interest payable hereon, if any, on each interest payment date will include accrued interest from, and including, the Original Issue Date or the last date to which interest has been paid, as the case may be, to, but excluding, such interest payment date; provided, however, that if the interest rate is reset daily or weekly, interest payable shall be the accrued interest from, and including, the Original Issue Date or the last date to which interest has been paid, as the case may be, to, but excluding, the Record Date (as defined on the face hereof) immediately preceding such interest payment date, except that at maturity, the interest payable will include interest accrued to, but excluding, the Maturity Date. Accrued interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate or LIBOR, or by the actual number of days in the year if the Base Rate specified on the face hereof is the Treasury Rate or as specified in the applicable Pricing Supplement. For purposes of making the foregoing calculation, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. All percentages resulting from any calculation of the rate of interest hereon will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency or currency unit amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).
          Unless otherwise indicated on the face hereof, interest will be payable, if this Note resets daily, weekly, or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, on the third Wednesday of the two months specified on the face hereof; and if this Note resets annually, on the third Wednesday of the month specified on the face hereof, and in each case, at maturity. Unless otherwise specified on the face hereof, if any Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day.
          Unless otherwise specified on the face hereof, the date or dates on which interest hereon will be reset (each an “Interest Reset Date”) will be, if this Note resets daily, each Business Day; if the Base Rate specified on the face hereof is other than the Treasury Rate and this Note resets weekly, the Wednesday of each week; if the Base Rate specified on the face hereof is the Treasury Rate and this Note resets weekly, the Tuesday of each week (except as provided below); if this Note resets monthly, the third Wednesday of each month; if this Note resets quarterly, the third Wednesday of March, June, September and December; if this Note

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resets semi-annually, the third Wednesday of the two months specified on the face hereof; and if this Note resets annually, the third Wednesday of the month specified on the face hereof; provided, however, that (i) the interest rate in effect from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof and (ii) the interest rate in effect for the ten days immediately prior to maturity will be that in effect on the tenth day preceding maturity. Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. Commencing with the first Interest Reset Date following the Original Issue Date and thereafter upon each succeeding Interest Reset Date, the rate at which interest hereon is payable shall be adjusted as specified above; provided, however, that if any Interest Reset Date would otherwise fall on a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day. The “Calculation Date” pertaining to any Commercial Paper Determination Date and any Treasury Rate Determination Date (each as defined below) will be the first to occur of either (a) the tenth calendar day after such interest determination date or, if any such day is not a Business Day, the next succeeding Business Day, or (b) the Business Day preceding the applicable Interest Payment Date or the Stated Maturity Date (or the date of redemption or repayment, if any), as the case may be.
          Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below. Unless otherwise specified on the face hereof, the Fiscal Agent shall be the calculation agent (the “Calculation Agent”). At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate which will become effective on the next Interest Reset Date.
          The calculation by the Calculation Agent of any rate of interest or any interest amount shall, in the absence of manifest error, be final and binding on NIB and the Holder hereof.
Determination of LIBOR
          Unless otherwise specified in the applicable Pricing Supplement, if the Base Rate specified on the face hereof is LIBOR, with respect to LIBOR indexed to the offered rates for U.S. dollar deposits, “LIBOR” for each Interest Reset Date will be determined by the Calculation Agent as follows:
(i) The Calculation Agent will determine the offered rate (or, if more than one such rate is quoted, the arithmetic mean of the offered rates) in the relevant currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, which appear on the Relevant Screen Page as of 11:00 A.M., London time, on the second London Banking Day (or, if the specified currency is in euro, on the second TARGET Settlement Day) prior to

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(or, if the Specified Currency on the face hereof is Sterling, on) the Interest Reset Date (a “LIBOR Determination Date”). “Relevant Screen Page” means the page on the Reuter Money 3000 Service (or such other services or service as may be nominated as the information vendor for the purpose of displaying the specified page on the respective services or such other page as may replace that page on that service or such other service or services, in all cases for the purpose of displaying comparable rates in succession thereto) as set forth in the applicable Pricing Supplement. “London Banking Day” means a day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London and “Target Settlement Day” means a day on which the TARGET System is operating;
(ii) if no such offered rate for deposits so appears (or, as the case may require, if fewer than two such rates so appear), the Calculation Agent will request appropriate quotations and will determine the arithmetic mean of the rates at which deposits in the relevant currency are offered by four leading banks in the London interbank market, as selected by the Calculation Agent, at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period of the duration of the Index Maturity and in an amount that is representative for a single transaction in the relevant market at the relevant time; and
(iii) if fewer than two offered rates are so quoted, the Calculation Agent will determine the arithmetic mean of the rates quoted by leading banks in the Relevant Financial Center specified in the applicable Pricing Supplement, as selected by the Calculation Agent and agreed with NIB, at approximately 11:00 a.m., Relevant Financial Center time, on the LIBOR Determination Date for loans in the relevant currency to major European banks for a period of the duration of the Index Maturity and in an amount that is representative for a single transaction in the relevant market at the relevant time.
provided, however, that if the Calculation Agent is unable to determine LIBOR in accordance with the above provisions, LIBOR for such Interest Reset Period will be LIBOR as last determined prior to such LIBOR Determination Date.
          The interest rate for each such Interest Reset Date shall be LIBOR plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.
Determination of Commercial Paper Rate
          Unless otherwise specified in the applicable Pricing Supplement, if the Base Rate specified on the face hereof is the Commercial Paper Rate, the “Commercial Paper Rate” will be determined by the Calculation Agent as of the second Business Day prior to each Interest Reset Date (a “Commercial Paper Rate Determination Date”) and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published by the Board of Governors of the Federal Reserve System in “Statistical Release H.l5(519),

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Selected Interest Rates” (“H.15(519)”), or any successor publication, under the heading “Commercial Paper”. In the event that such rate is not published prior to 3:00 P.M., New York City time, on the Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release “Composite 3:30 P.M. Quotations for U.S. Government Securities” (“Composite Quotations”) under the heading “Commercial Paper”. If by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof, placed for an industrial issuer whose bond rating is “AA” or the equivalent, from a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the rate of interest in effect for the applicable period will be the rate of interest in effect on such Commercial Paper Rate Determination Date.
          “Money Market Yield” shall be a yield calculated in accordance with the following formula:

Money Market Yield	=	D x 360	x 100

360 — (D X M)
where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the Index Maturity specified on the face hereof.
          The interest rate for each such Interest Rate Date shall be the Commercial Paper Rate plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.
Determination of Treasury Rate
          Unless otherwise specified in the applicable Pricing Supplement if the Base Rate specified on the face hereof is the Treasury Rate, the “Treasury Rate” means, with respect to any Treasury Rate Determination Date (as defined below), the rate for the auction held on such Treasury Rate Determination Date of direct obligations of the United States (“Treasury bills”) having the Index Maturity specified on the face hereof, as published in H.15(519) under the heading “U.S. Government Securities-Treasury bills-auction average (investment)” or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury for Treasury bills on such Treasury Rate Determination Date having the Index Maturity specified on the face hereof. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 P.M., New York City time, on

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such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, the rate of interest for the applicable period will be the rate of interest in effect on such Treasury Rate Determination Date.
          The “Treasury Rate Determination Date” will be the day of the week in which the related Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Date Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Note whose Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date.
          The interest rate for each such Interest Reset Date shall be the Treasury Rate plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.
Registration of Transfer and Exchange
          This Note is transferable or exchangeable by the registered owner hereof, in person or by his attorney duly authorized in writing, on the register maintained by the Fiscal Agent for such purpose (the “Note Register”), in the manner and subject to the limitations provided in the Fiscal Agency Agreement and upon surrender and cancellation of this Note. Upon any such transfer or exchange of a Note, a new Note or Notes of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee or to the registered owner, as the case may be. NIB and the Fiscal Agent may deem and treat the registered owner of this Note as the absolute owner (notwithstanding any notice of ownership or writing hereon made by anyone other than NIB or the Fiscal Agent) for the purposes of receiving payment of or on account of this Note and for all other purposes, whether or not this Note shall be overdue.
          NIB covenants at all times so long as this Note (or any successor Note) shall be outstanding to maintain in the Borough of Manhattan, City and State of New York, United States of America, an office or agency for the registration and registration of transfer, as aforesaid, and for the payment of the principal of and any premium and interest on the Notes. NIB and the Fiscal Agent shall not (i) register the transfer of or exchange this Note which has matured or has been called for redemption in whole or in part, except the unredeemed portion of this Note being redeemed in part, (ii) register the transfer of or exchange this Note during the period beginning at the

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opening of business 15 days before the mailing of a notice of redemption and ending at the close of business on the day of such mailing or (iii) if this Note is a Global Note, register the transfer of or exchange any Global Note in violation of the legend on the face of this Global Note. NIB will require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with any registration of transfer or exchange or issuance of any new Note, any expenses of delivery by other than first class mail, but no service charge shall be made for any registration of transfer or exchange of Notes.
          NIB has appointed the Fiscal Agent as its paying and transfer agent for the Notes.
Event of Default
          In case of (i) default in any payment of principal of or interest on any Note and its continuance for a period of 30 days or (ii) default in the performance of any other covenant contained in any Note and the continuance of such default for a period of 60 days after written notice thereof shall have been given to NIB by any Holder (each an “Event of Default”), then in any such Event of Default the Holders of not less than 25% in principal amount of the Notes then outstanding, upon written notice to NIB and the Fiscal Agent, may declare the principal amount (or, in the case of an Original Issue Discount Note or an Indexed Note, the Amortized Face Amount or principal amount determined in accordance with the terms hereof, respectively), of this Note to be due and payable immediately, together with interest hereon accrued to the date of actual payment, unless prior to the time when the Fiscal Agent receives such Notice, such Event of Default shall have been cured by NIB. No periodic evidence as to the absence of defaults is required to be furnished by NIB.
Replacement of Notes
          In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft or destruction hereof (together with such indemnity and such other documents or proof as may be required by NIB or the Fiscal Agent) shall be delivered to the principal corporate trust office of the Fiscal Agent, a new Note of like tenor and principal amount will be issued by NIB in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of this Note.
          In case this Note which has matured or is about to mature shall become mutilated, destroyed, lost or stolen, NIB may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except if the Note has become mutilated) upon compliance by the owner of this Note with the provisions specified in the above paragraph.
Modification of Terms
          NIB may modify any of the terms or provisions contained in the Notes in any way with the written consent of the Holders of not less than 66-2/3% in principal amount then outstanding of the Notes containing such terms or provisions; provided that (i) if any such modification would change the terms of payment in respect of any Note or the amount of any payment, the consent of the Holder of such Note is required, and (ii) if any such modification

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would reduce the aforesaid percentage needed for authorization of such modification, the consent of the Holders of all the Notes at the time outstanding is required.
Notices
          As more fully provided in the Fiscal Agency Agreement, whenever the Fiscal Agency Agreement or this Note requires that NIB or the Fiscal Agent give notice to the registered Holder hereof, the Fiscal Agent or NIB will cause such notice to be mailed to such Holder at his address as set forth in the Note Register or sent via facsimile transmission to such number as the Fiscal Agent shall have furnished to NIB.
Governing Law; Waiver
          This Note shall be governed by, and interpreted in accordance with, the laws of the State of New York, except with respect to its authorization and execution by and on behalf of NIB and any other matters required to be governed by the 2004 Agreement, which came into force on January 1, 2005 (the “2004 Agreement”), and the Statutes of NIB, as amended.
          As more fully set forth in the Fiscal Agency Agreement and except as limited therein, NIB has appointed the Consul General of Sweden as its authorized agent upon which process may be served in any action arising out of or based on the Notes which may be instituted in any State or Federal court in the City of New York, and NIB hereby expressly accepts the jurisdiction of any such court in respect of any such action. NIB hereby agrees to keep such appointment in force at all times while this or any other Note shall be outstanding. NIB hereby waives (to the extent permitted by law and the 2004 Agreement) irrevocably any immunity from jurisdiction to which it might otherwise be entitled in any action arising out of or based upon the Notes, which may be duly instituted in any court of the State of New York or of the United States of America, in either case located in The City of New York by the holder of a Note; provided, however, that this waiver shall not extend to actions brought under the United States Federal securities laws. This waiver is intended to be effective without any further act by NIB before any such court, and introduction of a true copy of the Fiscal Agency Agreement into evidence shall be conclusive and final evidence of such waiver.
          Pursuant to the 2004 Agreement, NIB has full legal capacity to enter into agreements, to acquire and dispose of immovable and movable property, and to be a party to legal proceedings before courts of law and other authorities. Except as provided above, nothing in this Note shall operate as or be construed to constitute a waiver, renunciation or any other modification of any privilege or immunity of NIB under Articles 5, 6 and 7 of the 2004 Agreement or under any applicable law.
          In particular, each Holder of the Notes is taken to have acknowledged that, in accordance with the 2004 Agreement:
     (i) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from execution of judgment or decree by judicial or administrative authority before such judgment or decree is final;

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     (ii) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from search, requisition, confiscation and expropriation by executive or legislative action;
     (iii) NIB, its property and assets shall be immune from procedural measure of constraint such as seizure; and
     (iv) the premises and archives of NIB and all documents belonging to it or held by it are inviolable.

B-16

OPTION TO ELECT REPAYMENT
     The undersigned hereby irrevocably request(s) and instruct(s) NIB to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at

(Please print or typewrite name and address of the undersigned).
          For this Note to be repaid, the Fiscal Agent must receive at 111 Wall Street, 5th Floor, New York, New York 10043, or at such other place or places of which NIB shall from time to time notify the Holder of this Note, not more than 60 nor less than 45 days (unless otherwise provided in the relevant Pricing Supplement) prior to an Optional Repayment Date, if any, shown on the face of this Note, this Note with this “Option to Elect Repayment” form duly completed.
          If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of U.S. $1,000, or, if this Note is denominated in a currency other than U.S. dollars, in amounts such that the principal amount remaining outstanding after such repayments shall be an Authorized Denomination set forth on the face hereof) which the Holder elects to have repaid and specify the denomination or denominations (each of which shall be U.S. $1,000 or an integral multiple of U.S. $1,000, or, if this Note is denominated in a currency other than U.S. dollars, an Authorized Denomination set forth on the face hereof) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$

Dated	NOTICE: The signature(s) on Option to Elect Repayment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

B-17

EXHIBIT C
FORM OF 144A MEDIUM-TERM NOTE, SERIES D – MASTER NOTE

(Date of Issuance)
THE NOTES REPRESENTED BY THIS 144A MASTER NOTE HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES, AND, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE ORIGINAL ISSUE DATE HEREOF, MAY BE TRANSFERRED ONLY PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AS SET FORTH BELOW.
BY PURCHASING ANY NOTES IN RESPECT OF WHICH THIS 144A MASTER NOTE IS ISSUED (OR ANY BENEFICIAL INTEREST OR PARTICIPATION THEREIN) ON ITS OWN BEHALF AND ON BEHALF OF ANY ACCOUNT FOR WHICH IT IS PURCHASING A NOTE OR ANY BENEFICIAL INTEREST OR PARTICIPATION THEREIN, EACH HOLDER THEREOF (1) REPRESENTS FOR THE BENEFIT OF NIB AND FOR ANY AGENT OR SELLER WITH RESPECT TO SUCH NOTES THAT IT IS THE SOLE BENEFICIAL OWNER OF THE NOTES REPRESENTED HEREBY OR IS PURCHASING SUCH NOTES FOR ONE OR MORE ACCOUNTS MAINTAINED BY IT OR OVER WHICH IT EXERCISES SOLE INVESTMENT DISCRETION AND THAT EITHER (A) IT AND ANY SUCH ACCOUNT ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) AND ARE NOT PURCHASING SUCH NOTES FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, OR (B) IT AND ANY SUCH ACCOUNT ARE (OR ARE PURCHASING SUCH NOTES FOR THE BENEFIT OF) QUALIFIED INSTITUTIONAL BUYERS (“QIBS”) AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, (2) ACKNOWLEDGES THAT SUCH NOTES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD, RESOLD OR DELIVERED IN THE UNITED STATES EXCEPT PURSUANT TO AN EXEMPTION FROM SUCH ACT IN ACCORDANCE WITH THE TERMS HEREOF, (3) AGREES TO NOTIFY ANY SUBSEQUENT TRANSFEREE OF THE TRANSFER RESTRICTIONS SET OUT HEREIN AND THAT IT WILL BE A CONDITION TO SUCH TRANSFER THAT THE TRANSFEREE WILL BE DEEMED TO MAKE THE REPRESENTATIONS SET OUT HEREIN, AND (4) AGREES, FOR THE BENEFIT OF NIB, THAT SUCH NOTES MAY ONLY BE OFFERED, SOLD, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DELIVERED (A) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT OR (B) TO A PERSON WHO THE SELLER REASONABLY BELIEVES TO BE A QIB THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.
PROSPECTIVE PURCHASERS ARE HEREBY NOTIFIED THAT THE SELLERS OF THE NOTES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A.
EACH HOLDER OF THIS 144A MASTER NOTE OR AN INTEREST HEREIN AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

BY ITS PURCHASE AND HOLDING OF A NOTE, EACH PURCHASER AND EACH TRANSFEREE WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED EITHER THAT (A) IT IS NOT AND WILL NOT BE AN EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) AND SUBJECT TO SECTION 406 OF ERISA, OR A PLAN AS DEFINED IN SECTION 4975(E)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (“CODE”) AND SUBJECT TO SECTION 4975 OF THE CODE, OR A GOVERNMENTAL PLAN OR CHURCH PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR AN ENTITY WHOSE ASSETS ARE TREATED AS ASSETS OF ANY SUCH PLAN OR (B) ITS PURCHASE, HOLDING AND DISPOSITION OF A NOTE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR PROVISIONS OF ANY FEDERAL, STATE OR LOCAL LAW.
THIS NOTE MAY NOT BE OFFERED OR SOLD IN DENOMINATIONS OF LESS THAN $100,000 (OR AN AMOUNT NOT LESS THAN THE EQUIVALENT THEREOF IN ANY FOREIGN CURRENCY OR CURRENCY UNIT) (THE “MINIMUM DENOMINATION”) AND MAY NOT BE EXCHANGED FOR A NOTE OR NOTES IN DENOMINATIONS OF LESS THAN THE MINIMUM DENOMINATION.
UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO NIB OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT IS MADE TO CEDE & CO., NY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     NORDISKA INVESTERINGSBANKEN (Nordic Investment Bank) (“Issuer”), an international financial institution existing pursuant to an agreement, dated February 11, 2004 among Denmark, Estonia, Finland, Iceland, Latvia, Lithuania, Norway and Sweden, which came into force on January 1, 2005, for value received, hereby promises to pay to Cede & Co. or its registered assigns: (i) on each principal payment date, including each amortization date, redemption date, repayment date, maturity date, and extended maturity date, as applicable, of each obligation identified on the records of Issuer (which records are maintained by Citibank, N.A. (“Paying Agent”)) as being evidenced by this 144A Master Note, the principal amount then due and payable for each such obligation, and (ii) on each interest payment date. If any, the interest then due and payable on the principal amount for each such obligation. Payment shall be made by wire transfer of United States dollars to the registered owner, or immediately available funds or the equivalent to a party as authorized by the registered owner and in the currency other than United States dollars as provided for in each such obligation, by Paying Agent without the necessity of presentation and surrender of this 144A Master Note.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS 144A MASTER NOTE SET FORTH ON THE REVERSE HEREOF.
     This 144A Master Note is a valid and binding obligation of Issuer.
IN WITNESS WHEREOF, Issuer has caused this instrument to be duly executed.

Nordiska Investeringsbanken

By:

(Authorized Signature)

(Fiscal Agent)

By:

(Authorized Signature)

     This 144A Master Note evidences indebtedness of Issuer of a single Series D and Rank unsubordinated and are designated Medium Term Notes, Series D, Due Nine Months or More from Date of Issue (the “Debt Obligations”), all issued or to be issued under and pursuant to a Fiscal Agency Agreement dated as of May 22, 2007, as amended (the “Fiscal Agency Agreement”), duly executed and delivered by Issuer to Citibank, N.A., as fiscal agent (“Fiscal Agent”), to which Fiscal Agency Agreement and all fiscal agency agreements supplemental thereto reference is hereby made for a description of the rights, duties, and immunities thereunder of the Fiscal Agent and the rights thereunder of the holders of the Debt Obligations. As provided in the Fiscal Agency Agreement, the Debt Obligations may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption and repayment provisions, if any, may be subject to different sinking, purchase, or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Fiscal Agency Agreement provided or permitted. The Debt Obligations aggregated with any other indebtedness of Issuer of this Series are limited (except as provided in the Fiscal Agency Agreement) to the principal amount of $10,000,000,000 designated as the Medium-Term Notes of Issuer Due Nine Months or More from Date of Issue.
     No reference herein to the Fiscal Agency Agreement and no provision of this 144A Master Note or of the Fiscal Agency Agreement shall alter or impair the obligation of Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, if any, on each Debt Obligation at the times, places, and rates, and in the coin or currency, identified on the records of Issuer.
     At the request of the registered owner, Issuer shall promptly issue and deliver one or more separate note certificates evidencing each Debt Obligation evidenced by this 144A Master Note. As of the date any such note certificate or certificates are issued, the Debt Obligations which are evidenced thereby shall no longer be evidenced by this 144A Master Note.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto

(Name, Address, and Taxpayer Identification Number of Assignee)
the 144A Master Note and all rights thereunder, hereby irrevocably constituting and appointing                                          attorney to transfer said 144A Master Note on the books of Issuer with full power of substitution in the premises.

Dated.

(Signature)
Signature(s) Guaranteed:	NOTICE: The signature on this assignment must correspond with the name as written upon the face of this 144A Master Note, in every particular, without alteration or enlargement or any change whatsoever.

     Unless this certificate is presented by an authorized representative of The Depositary Trust Company, a New York corporation (“DTC”), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co, or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NORDISKA INVESTERINGSBANKEN
(Nordic Investment Bank)
RIDER TO 144A MASTER NOTE DATED MAY 22, 2007
MEDIUM-TERM NOTE, SERIES D
     This rider forms a part of and is incorporated into the 144A Master Note dated May 22, 2007 of Nordiska Investeringsbanken (Nordic Investment Bank) (the “Issuer”) registered in the name of Cede & Co., or its registered assigns, evidencing the Issuer’s Medium-Term Notes, Series D (the “Notes”).
     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF SUCH 144A MASTER NOTE (TOGETHER WITH THIS RIDER, HEREIN REFERRED TO AS THIS “144A MASTER NOTE”) SET FORTH IN THE RECORDS OF THE ISSUER MAINTAINED BY THE FISCAL AGENT, WHICH RECORDS CONSIST OF THE PRICING SUPPLEMENT(S) TO THE PROSPECTUS SUPPLEMENT DATED MAY 22, 2007 AND PROSPECTUS DATED MAY 22, 2007 RELATING TO EACH ISSUANCE OF NOTES. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH HEREIN.
     THIS 144A MASTER NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE FISCAL AGENCY AGREEMENT AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITORY”) OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO SUCH DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.
General
          This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount to U.S. $10,000,000,000, or the equivalent thereof in other currencies or composite currencies. The U.S. dollar equivalent of Notes denominated in currencies or composite currencies other than U.S. dollars will be determined by the Exchange Rate Agent (the “Exchange Rate Agent”) on the basis of the noon buying rate for cable transfers in New York

City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable issue dates. The Notes will be represented by either one or more global securities in fully registered form without coupons (the “Global Notes”) delivered to the Fiscal Agent (as defined below), as custodian for The Depository Trust Company (“DTC”), and recorded in the book-entry system maintained by DTC (a “Book-Entry Note”) or a certificate in fully registered form delivered to the Holder hereof or a Person designated by such Holder (a “Certificated Note”). References herein to “Notes” shall mean, collectively, the Certificated Notes and the Global Notes representing the Book-Entry Notes. Book-Entry Notes will not be exchangeable for Certificated Notes and, except under the circumstances described below, will not otherwise be issuable as Certificated Notes. NIB, for the benefit of the Holders and owners from time to time of the Notes, has entered into an Fiscal Agency Agreement, dated as of May 22, 2007 (the “Fiscal Agency Agreement”) with Citibank, N.A. as Fiscal Agent (in such capacity, and any duly appointed successor thereto in such capacity, the “Fiscal Agent”), copies of which are on file and may be examined at the corporate trust office of the Fiscal Agent located in The City of New York. Reference is hereby made to the Fiscal Agency Agreement and any amendments thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Fiscal Agent, NIB and the Holders and owners of the Notes. The Notes, as specified on the respective faces thereof, may be issued in various principal amounts and currencies, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, and may otherwise vary.
          NIB may in its sole discretion and upon 45 days written notice delivered to the Fiscal Agent determine that Book-Entry Notes issued in whole or in part in the form of a Global Note shall no longer be represented by such Global Note and, in such event, will issue individual Certificated Notes in replacement of the Global Note representing such Book-Entry Notes. In any such instance, an owner of a beneficial interest in a Global Note will be entitled to physical delivery of individual Certificated Notes equal in aggregate principal or face amount to such beneficial interest and to have such Certificated Notes registered in its name.
          This Note will not be subject to any sinking fund.
Denominations
          The authorized denominations of Notes denominated in U.S. dollars will be U.S. $100,000 and any larger amount that is an integral multiple of U.S. $1,000 (unless a higher minimum denomination is set forth on the face thereof). The authorized denominations of Notes denominated in a currency or composite currency other than U.S. dollars will be not less than the equivalent of U.S. $100,000 and integral multiples of $1,000 in excess thereof.
Status
          The Notes are direct, unconditional and unsecured obligations of NIB ranking pari passu without any preference among themselves and equally with all other unsecured indebtedness (other than subordinated indebtedness) of NIB from time to time outstanding.

Taxation
          All payments of principal, premium, if any, and interest on the debt securities will be subject to any fiscal or other laws and regulations applicable thereto. NIB has no obligation to pay any Holder any additional amounts as a result of any possible withholding or deduction for taxes pursuant to any such law and/or regulations.
          NIB shall have the right to require the registered owner hereof, as a condition of the payment of the principal hereof and any premium or interest hereon, to present at such place as NIB or the Fiscal Agent, as the case may be, shall designate a certificate in such form as NIB may from time to time prescribe, to enable NIB and the Fiscal Agent to determine their duties and liabilities with respect to (i) any taxes, assessments or governmental charges which NIB or the Fiscal Agent may be required to deduct or withhold from payments in respect hereof under any present or future law of the United States or the Member Countries or any regulation of any taxing authority thereof and (ii) any reporting or other requirements under such laws or regulations. NIB and the Fiscal Agent shall be entitled to determine their duties and liabilities with respect to such deduction, withholding, reporting or other requirements on the basis of information contained in such certificate or, if no certificate shall be presented, on the basis of any presumption created by any such law or regulation and shall be entitled to act in accordance with such determination.
Redemption
          If so specified on the face hereof, this Note may be redeemed at the option of NIB in whole or in part on the Optional Redemption Date or Dates specified on the face hereof, in the case of Book-Entry Notes, by facsimile transmission to DTC in accordance with agreed upon procedures and, in the case of Certificated Notes, upon the mailing by the Fiscal Agent by first-class mail, postage prepaid, or via facsimile transmission to such number as the Fiscal Agent shall have furnished to NIB, of a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption, unless otherwise provided in the relevant Pricing Supplement, to the Holder hereof at its last registered address appearing in the Note Register, at the applicable Redemption Price specified on the face hereof, together in each case with accrued interest, if any, to the date fixed for redemption.
          Any Note called for redemption shall become due and payable on the date specified in such notice (herein called the “redemption date”), and upon presentation and surrender of such Note at the place or places specified in such notice, such Note shall be paid at the Redemption Price together with accrued interest, if any, to the redemption date. From and after the redemption date (unless NIB shall default in the payment of the Redemption Price and accrued interest), if money for the redemption of this Note shall have been made available as provided herein, this Note shall cease to bear interest and the only right of the Holder hereof shall be to receive payment respectively of the Redemption Price and all unpaid interest accrued to the redemption date, as provided above. If any such Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the date of redemption at the rate borne by such Note.

          Any Note which is to be redeemed only in part shall be surrendered to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, having identical terms and conditions, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the Note so surrendered.
          If this Note is an Original Issue Discount Note (“OID Note”)(other than an Indexed Note), anything to the contrary notwithstanding, the amount payable in the event of (A) repayment at the option of the Holder or redemption, in lieu of the principal amount due at the maturity hereof, shall be the Amortized Face Amount (as defined below) of this Note as of the date fixed for repayment or redemption and (B) acceleration of maturity, shall be the aggregate principal amount of this Note multiplied by the sum of the Issue Price hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Original Issue Date hereof to the date of declaration of acceleration, which amortization shall be calculated using the “interest method” (computed in accordance with generally accepted accounting principles in effect on the date of declaration of acceleration). The “Amortized Face Amount” of this Note shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the principal amount hereof that has accrued at the Yield to Maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount of this OID Note exceed its stated principal amount.
Repayment
          If so specified on the face hereof, this Note may be repaid at the option of the Holder of such Note in whole or in part on any Optional Repayment Date specified on the face hereof, provided that the Fiscal Agent receives, at least 45 but not more than 60 days prior to the date fixed for repayment, unless otherwise provided in the relevant Pricing Supplement, (i) such Note with the form entitled “Option to Elect Repayment” on the reverse thereof duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of such Note, the principal amount of such Note to be repaid, the certificate number or description of the tenor and terms of such Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be repaid with the form entitled “Option to Elect Repayment” on the reverse of the Note duly completed will be received by the Fiscal Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter.
          Upon surrender of any Note for repayment, such Note shall become due and payable on the date of repayment (herein called the “repayment date”), and the Fiscal Agent shall pay such Note on the repayment date at a price equal to (i) in the case of a Note other than an Original Issue Discount Note, the Optional Repayment Price applicable to such repayment date plus interest, if any, accrued to the date of repayment, (ii) in the case of OID Notes, the Amortized Face Amount thereof or (iii) as otherwise specified on the face hereof.

          If any Note is to be repaid only in part, the Holder of such Note shall specify the portion thereof to be repaid and shall surrender such Note to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in a principal amount equal to and in exchange for the unrepaid portion of the Note so surrendered.
Payments
          If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Exchange Rate Agent based on the most favorable firm bid quotation for U.S. dollars received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date, from three (or if three are not available, then two) recognized foreign exchange dealers in the City of New York selected by the Exchange Rate Agent for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable in U.S. dollars on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, or if on such payment date U.S. dollars are unavailable for making payments on any such Note due to the imposition of exchange controls or to other circumstances beyond NIB’s control, then notwithstanding any such election, NIB may make payments on such payment date in the Specified Currency until U.S. dollars are again available for making such payments; provided, however, if any payment in respect of a Note is to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then NIB will be entitled (but shall not be required) to make all payments in respect of this Note in U.S. dollars until such currency is again available or so used. If NIB chooses to make such payments in U.S. dollars, any amounts payable in the Specified Currency on any date will be converted to U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency by the Exchange Rate Agent or as otherwise indicated on the face hereof.
          If any payment in respect of this Note is to be made in Euro and Euro are unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control or the Euro is no longer used in the European Monetary Union, then all payments shall be made in U.S. dollars until Euro are again available or so used. The amount of such payment in U.S. dollars shall be computed by the Exchange Rate Agent on the basis of the Market Exchange Rate for Euro or as otherwise indicated on the face hereof.
          Unless otherwise specified on the face hereof, the interest payable hereon, if any, on each interest payment date will include accrued interest from, and including, the Original Issue Date or the last date to which interest has been paid, as the case may be, to, but excluding, such interest payment date; provided, however, that if the interest rate is reset daily or weekly, interest payable shall be the accrued interest from, and including, the Original Issue Date or the last date to which interest has been paid, as the case may be, to, but excluding, the Record Date

(as defined on the face hereof) immediately preceding such interest payment date, except that at maturity, the interest payable will include interest accrued to, but excluding, the Maturity Date. Accrued interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate or LIBOR, or by the actual number of days in the year if the Base Rate specified on the face hereof is the Treasury Rate or as specified in the applicable Pricing Supplement. For purposes of making the foregoing calculation, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. All percentages resulting from any calculation of the rate of interest hereon will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency or currency unit amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).
          Unless otherwise indicated on the face hereof, interest will be payable, if this Note resets daily, weekly, or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, on the third Wednesday of the two months specified on the face hereof; and if this Note resets annually, on the third Wednesday of the month specified on the face hereof, and in each case, at maturity. Unless otherwise specified on the face hereof, if any Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day.
          Unless otherwise specified on the face hereof, the date or dates on which interest hereon will be reset (each an “Interest Reset Date”) will be, if this Note resets daily, each Business Day; if the Base Rate specified on the face hereof is other than the Treasury Rate and this Note resets weekly, the Wednesday of each week; if the Base Rate specified on the face hereof is the Treasury Rate and this Note resets weekly, the Tuesday of each week (except as provided below); if this Note resets monthly, the third Wednesday of each month; if this Note resets quarterly, the third Wednesday of March, June, September and December; if this Note resets semi-annually, the third Wednesday of the two months specified on the face hereof; and if this Note resets annually, the third Wednesday of the month specified on the face hereof; provided, however, that (i) the interest rate in effect from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof and (ii) the interest rate in effect for the ten days immediately prior to maturity will be that in effect on the tenth day preceding maturity. Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United

States law of general application. Commencing with the first Interest Reset Date following the Original Issue Date and thereafter upon each succeeding Interest Reset Date, the rate at which interest hereon is payable shall be adjusted as specified above; provided, however, that if any Interest Reset Date would otherwise fall on a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day. The “Calculation Date” pertaining to any Commercial Paper Determination Date and any Treasury Rate Determination Date (each as defined below) will be the first to occur of either (a) the tenth calendar day after such interest determination date or, if any such day is not a Business Day, the next succeeding Business Day, or (b) the Business Day preceding the applicable Interest Payment Date or the Stated Maturity Date (or the date of redemption or repayment, if any), as the case may be.
          Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below. Unless otherwise specified on the face hereof, the Fiscal Agent shall be the calculation agent (the “Calculation Agent”). At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate which will become effective on the next Interest Reset Date.
          The calculation by the Calculation Agent of any rate of interest or any interest amount shall, in the absence of manifest error, be final and binding on NIB and the Holder hereof.
Determination of LIBOR
          Unless otherwise specified in the applicable Pricing Supplement, if the Base Rate specified on the face hereof is LIBOR, with respect to LIBOR indexed to the offered rates for U.S. dollar deposits, “LIBOR” for each Interest Reset Date will be determined by the Calculation Agent as follows:
     (i) The Calculation Agent will determine the offered rate (or, if more than one such rate is quoted, the arithmetic mean of the offered rates) in the relevant currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, which appear on the Relevant Screen Page as of 11:00 A.M., London time, on the second London Banking Day (or, if the specified currency is in euro, on the second TARGET Settlement Day) prior to (or, if the Specified Currency on the face hereof is Sterling, on) the Interest Reset Date (a “LIBOR Determination Date”). “Relevant Screen Page” means the page on the Reuter Money 3000 Service (or such other services or service as may be nominated as the information vendor for the purpose of displaying the specified page on the respective services or such other page as may replace that page on that service or such other service or services, in all cases for the purpose of displaying comparable rates in succession thereto) as set forth in the applicable Pricing Supplement. “London Banking Day” means a day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London and “Target Settlement Day” means a day on which the TARGET System is operating;
     (ii) if no such offered rate for deposits so appears (or, as the case may require, if fewer than two such rates so appear), the Calculation Agent will request appropriate quotations and will determine the arithmetic mean of the rates at which deposits in the relevant currency are offered by four leading banks in the London interbank market, as selected by the Calculation Agent, at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period of the duration of the Index Maturity and in an amount that is representative for a single transaction in the relevant market at the relevant time; and
     (iii) if fewer than two offered rates are so quoted, the Calculation Agent will determine the arithmetic mean of the rates quoted by leading banks in the Relevant Financial Center specified in the applicable Pricing Supplement, as selected by the Calculation Agent and agreed with NIB, at approximately 11:00 a.m., Relevant Financial Center time, on the LIBOR Determination Date for loans in the relevant currency to major European banks for a period of the duration of the Index Maturity and in an amount that is representative for a single transaction in the relevant market at the relevant time.
provided, however, that if the Calculation Agent is unable to determine LIBOR in accordance with the above provisions, LIBOR for such Interest Reset Period will be LIBOR as last determined prior to such LIBOR Determination Date.
          The interest rate for each such Interest Reset Date shall be LIBOR plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.
Determination of Commercial Paper Rate
          Unless otherwise specified in the applicable Pricing Supplement, if the Base Rate specified on the face hereof is the Commercial Paper Rate, the “Commercial Paper Rate” will be determined by the Calculation Agent as of the second Business Day prior to each Interest Reset Date (a “Commercial Paper Rate Determination Date”) and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published by the Board of Governors of the Federal Reserve System in “Statistical Release H.l5(519), Selected Interest Rates” (“H.15(519)”), or any successor publication, under the heading “Commercial Paper”. In the event that such rate is not published prior to 3:00 P.M., New York City time, on the Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release “Composite 3:30 P.M. Quotations for U.S. Government Securities” (“Composite Quotations”) under the heading “Commercial Paper”. If by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof, placed for an industrial issuer whose bond rating is “AA” or the equivalent, from a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the rate of interest in effect for the applicable period will be the rate of interest in effect on such Commercial Paper Rate Determination Date.
     “Money Market Yield” shall be a yield calculated in accordance with the following formula:

Money Market Yield =	D x 360	x 100

360 – (D X M)
where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the Index Maturity specified on the face hereof.
          The interest rate for each such Interest Rate Date shall be the Commercial Paper Rate plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.
Determination of Treasury Rate
          Unless otherwise specified in the applicable Pricing Supplement if the Base Rate specified on the face hereof is the Treasury Rate, the “Treasury Rate” means, with respect to any Treasury Rate Determination Date (as defined below), the rate for the auction held on such Treasury Rate Determination Date of direct obligations of the United States (“Treasury bills”) having the Index Maturity specified on the face hereof, as published in H.15(519) under the heading “U.S. Government Securities-Treasury bills-auction average (investment)” or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury for Treasury bills on such Treasury Rate Determination Date having the Index Maturity specified on the face hereof. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the

Calculation Agent are not quoting bid rates as mentioned in this sentence, the rate of interest for the applicable period will be the rate of interest in effect on such Treasury Rate Determination Date.
          The “Treasury Rate Determination Date” will be the day of the week in which the related Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Date Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Note whose Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date.
          The interest rate for each such Interest Reset Date shall be the Treasury Rate plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.
Registration of Transfer and Exchange
          This Note is transferable or exchangeable by the registered owner hereof, in person or by his attorney duly authorized in writing, on the register maintained by the Fiscal Agent for such purpose (the “Note Register”), in the manner and subject to the limitations provided in the Fiscal Agency Agreement and upon surrender and cancellation of this Note. Upon any such transfer or exchange of a Note, a new Note or Notes of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee or to the registered owner, as the case may be, provided, however, that the amount shall be at least U.S. $100,000 or the equivalent thereof in foreign currency or composite currency. NIB and the Fiscal Agent may deem and treat the registered owner of this Note as the absolute owner (notwithstanding any notice of ownership or writing hereon made by anyone other than NIB or the Fiscal Agent) for the purposes of receiving payment of or on account of this Note and for all other purposes, whether or not this Note shall be overdue.
          NIB covenants at all times so long as this Note (or any successor Note) shall be outstanding to maintain in the Borough of Manhattan, City and State of New York, United States of America, an office or agency for the registration and registration of transfer, as aforesaid, and for the payment of the principal of and any premium and interest on the Notes. NIB and the Fiscal Agent shall not (i) register the transfer of or exchange this Note which has matured or has been called for redemption in whole or in part, except the unredeemed portion of this Note being redeemed in part, (ii) register the transfer of or exchange this Note during the period beginning at the opening of business 15 days before the mailing of a notice of redemption and ending at the close of business on the day of such mailing or (iii) if this Note is a Global Note, register the transfer of or exchange any Global Note in violation of the legend on the face of this Global Note. NIB will require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with any registration of transfer or exchange or issuance of any new Note, any expenses of delivery by other than first class mail, but no service charge shall be made for any registration of transfer or exchange of Notes.
          NIB has appointed the Fiscal Agent as its paying and transfer agent for the Notes.
Event of Default
          In case of (i) default in any payment of principal of or interest on any Note and its continuance for a period of 30 days or (ii) default in the performance of any other covenant contained in any Note and the continuance of such default for a period of 60 days after written notice thereof shall have been given to NIB by any Holder (each an “Event of Default”), then in any such Event of Default the Holders of not less than 25% in principal amount of the Notes then outstanding, upon written notice to NIB and the Fiscal Agent, may declare the principal amount (or, in the case of an Original Issue Discount Note or an Indexed Note, the Amortized Face Amount or principal amount determined in accordance with the terms hereof, respectively), of this Note to be due and payable immediately, together with interest hereon accrued to the date of actual payment, unless prior to the time when the Fiscal Agent receives such Notice, such Event of Default shall have been cured by NIB. No periodic evidence as to the absence of defaults is required to be furnished by NIB.
Replacement of Notes
          In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft or destruction hereof (together with such indemnity and such other documents or proof as may be required by NIB or the Fiscal Agent) shall be delivered to the principal corporate trust office of the Fiscal Agent, a new Note of like tenor and principal amount will be issued by NIB in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of this Note.
          In case this Note which has matured or is about to mature shall become mutilated, destroyed, lost or stolen, NIB may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except if the Note has become mutilated) upon compliance by the owner of this Note with the provisions specified in the above paragraph.
Modification of Terms
          NIB may modify any of the terms or provisions contained in the Notes in any way with the written consent of the Holders of not less than 66-2/3% in principal amount then outstanding of the Notes containing such terms or provisions; provided that (i) if any such modification would change the terms of payment in respect of any Note or the amount of any payment, the consent of the Holder of such Note is required, and (ii) if any such modification would reduce the aforesaid percentage needed for authorization of such modification, the consent of the Holders of all the Notes at the time outstanding is required.

Notices
          As more fully provided in the Fiscal Agency Agreement, whenever the Fiscal Agency Agreement or this Note requires that NIB or the Fiscal Agent give notice to the registered Holder hereof, the Fiscal Agent or NIB will cause such notice to be mailed to such Holder at his address as set forth in the Note Register or sent via facsimile transmission to such number as the Fiscal Agent shall have furnished to NIB.
Governing Law; Waiver
          This Note shall be governed by, and interpreted in accordance with, the laws of the State of New York, except with respect to its authorization and execution by and on behalf of NIB and any other matters required to be governed by the 2004 Agreement, which came into force on January 1, 2005 (the “2004 Agreement”), and the Statutes of NIB, as amended.
          As more fully set forth in the Fiscal Agency Agreement and except as limited therein, NIB has appointed the Consul General of Sweden as its authorized agent upon which process may be served in any action arising out of or based on the Notes which may be instituted in any State or Federal court in the City of New York, and NIB hereby expressly accepts the jurisdiction of any such court in respect of any such action. NIB hereby agrees to keep such appointment in force at all times while this or any other Note shall be outstanding. NIB hereby waives (to the extent permitted by law and the 2004 Agreement) irrevocably any immunity from jurisdiction to which it might otherwise be entitled in any action arising out of or based upon the Notes, which may be duly instituted in any court of the State of New York or of the United States of America, in either case located in The City of New York by the holder of a Note; provided, however, that this waiver shall not extend to actions brought under the United States Federal securities laws. This waiver is intended to be effective without any further act by NIB before any such court, and introduction of a true copy of the Fiscal Agency Agreement into evidence shall be conclusive and final evidence of such waiver.
          Pursuant to the 2004 Agreement, NIB has full legal capacity to enter into agreements, to acquire and dispose of immovable and movable property, and to be a party to legal proceedings before courts of law and other authorities. Except as provided above, nothing in this Note shall operate as or be construed to constitute a waiver, renunciation or any other modification of any privilege or immunity of NIB under Articles 5, 6 and 7 of the 2004 Agreement or under any applicable law.
          In particular, each Holder of the Notes is taken to have acknowledged that, in accordance with the 2004 Agreement:
     (i) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from execution of judgment or decree by judicial or administrative authority before such judgment or decree is final;
     (ii) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from search, requisition, confiscation and expropriation by executive or legislative action;

     (iii) NIB, its property and assets shall be immune from procedural measure of constraint such as seizure; and
     (iv) the premises and archives of NIB and all documents belonging to it or held by it are inviolable.
OPTION TO ELECT REPAYMENT
     The undersigned hereby irrevocably request(s) and instruct(s) NIB to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at

(Please print or typewrite name and address of the undersigned).
     For this Note to be repaid, the Fiscal Agent must receive at 111 Wall Street, 5th Floor, New York, New York 10043, or at such other place or places of which NIB shall from time to time notify the Holder of this Note, not more than 60 nor less than 45 days (unless otherwise provided in the relevant Pricing Supplement) prior to an Optional Repayment Date, if any, shown on the face of this Note, this Note with this "Option to Elect Repayment" form duly completed.
     If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of U.S. $100,000, or, if this Note is denominated in a currency other than U.S. dollars, in amounts such that the principal amount remaining outstanding after such repayments shall be an Authorized Denomination set forth on the face hereof) which the Holder elects to have repaid and specify the denomination or denominations (each of which shall be U.S. $100,000 or an integral multiple of U.S. $1,000, or, if this Note is denominated in a currency other than U.S. dollars, an Authorized Denomination set forth on the face hereof) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$

Dated	NOTICE: The signature(s) on Option to Elect Repayment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

REGISTERED	PRINCIPAL
No. FX-	AMOUNT
EXHIBIT D
Form of Face of Note
Nordic Investment Bank
MEDIUM-TERM NOTE, SERIES D           CUSIP NO.
(REGISTERED FIXED RATE)
Due Not Less Than Nine Months from Date of Issue
          If this Note is designated below as a Global Note, the following shall apply: Unless and until it is exchanged in whole or in part for a Certificated Note, and then only to the extent so exchanged, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (“DTC”) (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, Cede & Co., has an interest herein.

Issue Price: %	Interest Payment Dates:

Interest Rate: %	Stated Maturity Date:

Original Issue Date:	Specified Currency:

Option to elect Repayment Yes No	Option to elect Redemption Yes No

Optional Repayment Date(s):	Optional Redemption Date(s):

Optional Repayment Price(s):	Redemption Price(s):

Yield to Maturity:	Exchange Rate Agent:
(Only applicable if Specified Currency is other than US. dollars)

Authorized Denominations: (only applicable if other than	Payment in Specified Currency only Yes No

U.S. $1,000 and any integral multiple thereof or if Specified Currency is other than U.S. dollars)	(Only applicable if Specified Currency is other than U.S. dollars)
Global                      or Certificated

     Nordic Investment Bank (“NIB”), for value received, hereby promises to pay to                                         , or registered assigns, the principal sum of                                         on the Maturity Date specified above (the “Maturity Date”) and to pay interest on said principal sum at the Interest Rate per annum specified above from and including the original Issue Date specified above (the “Original Issue Date”), or from and including the most recent date to which interest has been paid or duly provided for, to but excluding the succeeding Interest Payment Date (as hereinafter defined) semiannually on                     15 and                     15 of each year and at maturity or upon earlier repayment or redemption (each an “Interest Payment Date”), commencing on the first Interest Payment Date next succeeding the Original Issue Date, until said principal sum is paid or duly provided for in accordance with the terms hereof; provided, however, that any payment of principal, premium or interest required to be made in respect hereof on a date that is not a Business Day may be made on the next succeeding Business Day with the same force and effect as if made on such date, and if payment is so made, no additional interest shall accrue as a result of such delayed payment. Interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for on any Interest Payment Date specified above, will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the fifteenth day next preceding such Interest Payment Date (the “Holder”), whether or not a Business Day (each a “Record Date”); except that, if the Original Issue Date of this Note occurs between a Record Date and the next succeeding Interest Payment Date, the first payment of interest of this Note will be made on the second Interest Payment Date succeeding the Original Issue Date.
     Any interest or premium payable at maturity or upon earlier redemption or repayment will be paid to the person to whom the principal hereof is paid. For purposes of this Note, “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulations to be closed in New York City, and that (a) if such Note is a Foreign Currency Note (other than a Note denominated in Euro), is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in the Specified Currency for such Note in the Relevant Financial Center and in any other city or cities specified in the applicable Pricing Supplement; and (b) if such Note is denominated in Euro, is a day (i) on which the Trans-European Automated Real-time Gross settlement Express Transfer ( referred to as the TARGET System) system is operating; and (c) is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in any city or cities specified in the applicable Pricing Supplement. “Relevant Financial Center” means, with respect to any Foreign Currency Note, the financial center or centers of the country issuing the Specified Currency for such Note, as specified in the applicable Pricing Supplement.
     The principal hereof and any premium and interest hereon are payable by NIB in such coin or currency specified above as at the time of payment shall be legal tender for the payment of public and private debts (the “Specified Currency”). In the case of a Foreign Currency Note, NIB or its agent will (unless otherwise specified on the face hereof) arrange to have all payments in respect hereof converted into U.S. dollars in the manner described on the reverse hereof; provided, however, that if U.S. dollars are not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond NIB’s control, then the holder hereof will receive payments in the Specified Currency until U.S. dollars are again available for making such payments. Notwithstanding the foregoing, the holder hereof may, if so indicated above, elect to receive all such payments in the Specified Currency by delivery of a written request to the Fiscal Agent (as defined on the reverse hereof) not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Fiscal Agent received not later than fifteen calendar days prior to the applicable payment date. If the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond NIB’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then NIB will be entitled (but shall not be required) to make all payments in respect of such Note in U.S. dollars until such currency is again available or so used. If NIB chooses so to make such payments, any amounts payable in such currency on any date will be converted to U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency by the Exchange Rate Agent or as otherwise indicated in the applicable Pricing Supplement.
     Payments of interest in U.S. dollars (other than interest payable at maturity or upon earlier repayment or redemption) will be made by check of the Fiscal Agent mailed to the address of the person entitled thereto as such address shall appear on the Note Register on the applicable Record Date or to such other address in the United States as any such person shall designate to the Fiscal Agent in writing not later than the relevant Record Date; provided that, if the Holder hereof is the Holder of U.S. $10,000,000 or more in aggregate principal amount of Notes (or the equivalent thereof in a currency or composite currencies other than U.S. dollars, determined as provided on the reverse hereof) having the same Interest Payment Dates, such payments will be made by wire transfer of immediately available funds to the Holder’s account if appropriate wire transfer instructions have been received in writing by the Fiscal Agent not less than fifteen days prior to the applicable Interest Payment Date. Payments of interest to be made in a Specified Currency other than U.S. dollars will be made by wire transfer to such account with a financial institution located in the Relevant Financial Center (or, if the foreign currency is Euro, located in any financial center in a member state of the European Monetary Union), or other jurisdiction acceptable to NIB and the Fiscal Agent, as shall have been designated at least fifteen Business Days prior to the applicable Interest Payment Date by the Holder. The principal hereof and any premium and interest hereon payable at maturity or upon earlier redemption or repayment will be paid in immediately available funds upon surrender of this Note at the office of the Fiscal Agent located in The City of New York, or at such other office or agency as the Fiscal Agent may designate.
     If this Note is a Global Note, principal, any premium and interest payments on Book-Entry Notes (as defined on the reverse hereof) represented by this Global Note will be made by NIB to the Fiscal Agent for the account of DTC or its nominee.
     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, AND SUCH FURTHER

PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.
     This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as Fiscal Agent.

     IN WITNESS WHEREOF, Nordic Investment Bank has caused this Note to be executed with the facsimile signatures of the Chairman of its Board of Directors and its President, all in The City of New York, State of New York, United States of America.
     Dated:

Nordic Investment Bank
By:
Chairman of the Board of Directors

By:
President

CERTIFICATE OF AUTHENTICATION
     This is one of the Notes referred to in the within-mentioned Fiscal Agency Agreement.
     Dated:

CITIBANK, N.A., as Fiscal Agent
By:
Authorized Signatory

Form of Reverse of Note
Nordic Investment Bank
MEDIUM-TERM NOTE, SERIES D
(REGISTERED FIXED RATE)
General
          This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount to U.S. $10,000,000,000, or the equivalent thereof in other currencies or composite currencies. The U.S. dollar equivalent of Notes denominated in currencies or composite currencies other than U.S. dollars will be determined by the Exchange Rate Agent (the “Exchange Rate Agent”) on the basis of the noon buying rate for cable transfers in New York City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable issue dates. The Notes will be represented by either one or more global securities in fully registered form without coupons (the “Global Notes”) delivered to the Fiscal Agent (as defined below), as custodian for The Depository Trust Company (“DTC”), and recorded in the book-entry system maintained by DTC (a “Book-Entry Note”) or a certificate in fully registered form delivered to the Holder hereof or a Person designated by such Holder (a “Certificated Note”). References herein to “Notes” shall mean, collectively, the Certificated Notes and the Global Notes representing the Book-Entry Notes. Book-Entry Notes will not be exchangeable for Certificated Notes and, except under the circumstances described below, will not otherwise be issuable as Certificated Notes. NIB, for the benefit of the Holders and owners from time to time of the Notes, has entered into a Fiscal Agency Agreement, dated as of May 22, 2007 (the “Fiscal Agency Agreement”) with Citibank, N.A. as Fiscal Agent (in such capacity, and any duly appointed successor thereto in such capacity, the “Fiscal Agent”), copies of which are on file and may be examined at the corporate trust office of the Fiscal Agent located in The City of New York. Reference is hereby made to the Fiscal Agency Agreement and any amendments thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Fiscal Agent, NIB and the Holders and owners of the Notes. The Notes, as specified on the respective faces thereof, may be issued in various principal amounts and currencies, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, and may otherwise vary.
          NIB may in its sole discretion and upon 45 days written notice delivered to the Fiscal Agent determine that Book-Entry Notes issued in whole or in part in the form of a Global Note shall no longer be represented by such Global Note and, in such event, will issue individual Certificated Notes in replacement of the Global Note representing such Book-Entry Notes. In any such instance, an owner of a beneficial interest in a Global Note will be entitled to physical delivery of individual Certificated Notes equal in aggregate principal or face amount to such beneficial interest and to have such Certificated Notes registered in its name.
          This Note will not be subject to any sinking fund.

R-1

Denominations
          The authorized denominations of Notes denominated in U.S. dollars will be U.S. $1,000 and any larger amount that is an integral multiple of U.S. $1,000 (unless a higher minimum denomination is set forth on the face thereof). The authorized denominations of Notes denominated in a currency or composite currency other than U.S. dollars will be as set forth on the respective faces thereof.
Status
          The Notes are direct, unconditional and unsecured obligations of NIB ranking pari passu without any preference among themselves and equally with all other unsecured indebtedness (other than subordinated indebtedness) of NIB from time to time outstanding.
Taxation
          All payments of principal, premium, if any, and interest on the debt securities will be subject to any fiscal or other laws and regulations applicable thereto. NIB has no obligation to pay any Holder any additional amounts as a result of any possible withholding or deduction for taxes pursuant to any such law and/or regulations.
          NIB shall have the right to require the registered owner hereof, as a condition of the payment of the principal hereof and any premium or interest hereon, to present at such place as NIB or the Fiscal Agent, as the case may be, shall designate a certificate in such form as NIB may from time to time prescribe, to enable NIB and the Fiscal Agent to determine their duties and liabilities with respect to (i) any taxes, assessments or governmental charges which NIB or the Fiscal Agent may be required to deduct or withhold from payments in respect hereof under any present or future law of the United States or the Member Countries or any regulation of any taxing authority thereof and (ii) any reporting or other requirements under such laws or regulations. NIB and the Fiscal Agent shall be entitled to determine their duties and liabilities with respect to such deduction, withholding, reporting or other requirements on the basis of information contained in such certificate or, if no certificate shall be presented, on the basis of any presumption created by any such law or regulation and shall be entitled to act in accordance with such determination.
Redemption
          If so specified on the face hereof, this Note may be redeemed at the option of NIB in whole or in part on the Optional Redemption Date or Dates specified on the face hereof, in the case of Book-Entry Notes, by facsimile transmission to DTC in accordance with agreed upon procedures and, in the case of Certificated Notes, upon the mailing by the Fiscal Agent by first-class mail, postage prepaid, or via facsimile transmission to such number as the Fiscal Agent shall have furnished to NIB, of a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption, unless otherwise provided in the relevant Pricing Supplement, to the Holder hereof at its last registered address appearing in the Note Register, at the applicable Redemption Price specified on the face hereof, together in each case with accrued interest, if any, to the date fixed for redemption.

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          Any Note called for redemption shall become due and payable on the date specified in such notice (herein called the “redemption date”), and upon presentation and surrender of such Note at the place or places specified in such notice, such Note shall be paid at the Redemption Price together with accrued interest, if any, to the redemption date. From and after the redemption date (unless NIB shall default in the payment of the Redemption Price and accrued interest), if money for the redemption of this Note shall have been made available as provided herein, this Note shall cease to bear interest and the only right of the Holder hereof shall be to receive payment respectively of the Redemption Price and all unpaid interest accrued to the redemption date, as provided above. If any such Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the date of redemption at the rate borne by such Note.
          Any Note which is to be redeemed only in part shall be surrendered to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, having identical terms and conditions, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the Note so surrendered.
          If this Note is an Original Issue Discount Note (other than an Indexed Note), anything to the contrary notwithstanding, the amount payable in the event of (A) repayment at the option of the Holder or redemption, in lieu of the principal amount due at the maturity hereof, shall be the Amortized Face Amount (as defined below) of this Note as of the date fixed for repayment or redemption and (B) acceleration of maturity, shall be the aggregate principal amount of this Note multiplied by the sum of the Issue Price hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Original Issue Date hereof to the date of declaration of acceleration, which amortization shall be calculated using the “interest method” (computed in accordance with generally accepted accounting principles in effect on the date of declaration of acceleration). The “Amortized Face Amount” of this Note shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the principal amount hereof that has accrued at the Yield to Maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount of this Original Issue Discount Note exceed its stated principal amount.
Repayment
          If so specified on the face hereof, this Note may be repaid at the option of the Holder of such Note in whole or in part on any Optional Repayment Date specified on the face hereof, provided that the Fiscal Agent receives, at least 45 but not more than 60 days prior to the date fixed for repayment, unless otherwise provided in the relevant Pricing Supplement, (i) such Note with the form entitled “Option to Elect Repayment” on the reverse thereof duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of such Note, the principal amount of such Note to be repaid, the certificate number or description of the tenor and terms of such Note, a statement that the option to elect repayment is being exercised thereby and a

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guarantee that the Note to be repaid with the form entitled “Option to Elect Repayment” on the reverse of the Note duly completed will be received by the Fiscal Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter.
          Upon surrender of any Note for repayment, such Note shall become due and payable on the date of repayment (herein called the “repayment date”), and the Fiscal Agent shall pay such Note on the repayment date at a price equal to (i) in the case of a Note other than an Original Issue Discount Note, the Optional Repayment Price applicable to such repayment date plus interest, if any, accrued to the date of repayment or (ii) in the case of OID Notes, the Amortized Face Amount thereof (as defined above).
          If any Note is to be repaid only in part, the Holder of such Note shall specify the portion thereof to be repaid and shall surrender such Note to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in a principal amount equal to and in exchange for the unrepaid portion of the Note so surrendered.
Payments
          If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Exchange Rate Agent based on the most favorable firm bid quotation for U.S. dollars received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date, from three (or if three are not available, then two) recognized foreign exchange dealers in the City of New York selected by the Exchange Rate Agent for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable in U.S. dollars on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, or if on such payment date U.S. dollars are unavailable for making payments on any such Note due to the imposition of exchange controls or to other circumstances beyond NIB’s control, then notwithstanding any such election, NIB may make payments on such payment date in the Specified Currency until U.S. dollars are again available for making such payments; provided, however, if any payment in respect of a Note is to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then NIB will be entitled (but shall not be required) to make all payments in respect of this Note in U.S. dollars until such currency is again available or so used. If NIB chooses to make such payments in U.S. dollars, any amounts payable in the Specified Currency on any date will be converted to U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency by the Exchange Rate Agent or as otherwise indicated on the face hereof.
          If any payment in respect of this Note is to be made in Euro and Euro are unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control or the Euro is no longer used in the European Monetary Union, then all payments shall be

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made in U.S. dollars until Euro are again available or so used. The amount of such payment in U.S. dollars shall be computed by the Exchange Rate Agent on the basis of the Market Exchange Rate for Euro or as otherwise indicated on the face hereof.
          The interest payable hereon on each Interest Payment Date will include accrued interest from, and including, the Original Issue Date or the last date to which interest has been paid, as the case may be, to, but excluding, such Interest Payment Date.
Registration of Transfer and Exchange
          This Note is transferable or exchangeable by the registered owner hereof, in person or by his attorney duly authorized in writing, on the register maintained by the Fiscal Agent for such purpose (the “Note Register”), in the manner and subject to the limitations provided in the Fiscal Agency Agreement and upon surrender and cancellation of this Note. Upon any such transfer or exchange of a Note, a new Note or Notes of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee or to the registered owner, as the case may be. NIB and the Fiscal Agent may deem and treat the registered owner of this Note as the absolute owner (notwithstanding any notice of ownership or writing hereon made by anyone other than NIB or the Fiscal Agent) for the purposes of receiving payment of or on account of this Note and for all other purposes, whether or not this Note shall be overdue.
          NIB covenants at all times so long as this Note (or any successor Note) shall be outstanding to maintain in the Borough of Manhattan, City and State of New York, United States of America, an office or agency for the registration and registration of transfer, as aforesaid, and for the payment of the principal of and any premium and interest on the Notes. NIB and the Fiscal Agent shall not (i) register the transfer of or exchange this Note which has matured or has been called for redemption in whole or in part, except the unredeemed portion of this Note being redeemed in part, (ii) register the transfer or exchange of this Note during the period beginning at the opening of business 15 days before the mailing of a notice of redemption and ending at the close of business on the day of such mailing or (iii) if this Note is a Global Note, register the transfer or exchange of any Global Note in violation of the legend contained on the face of this Global Note. NIB will require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with any registration of transfer or exchange or issuance of any new Note, any expenses of delivery by other than first class mail, but no service charge shall be made for any registration of transfer or exchange of Notes.
          NIB has appointed the Fiscal Agent as its paying and transfer agent for the Notes.
Event of Default
          In case of (i) default in any payment of principal of or interest on any Note and its continuance for a period of 30 days or (ii) default in the performance of any other covenant contained in any Note and the continuance of such default for a period of 60 days after written notice thereof shall have been given to NIB by any Holder (each an “Event of Default”), then in any such Event of Default the Holders of not less than 25% in principal amount of the Notes then outstanding, upon written notice to NIB and the Fiscal Agent, may declare the principal amount

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or, in the case of an Original Issue Discount Note, the Amortized Face Amount, of this Note to be due and payable immediately, together with interest hereon accrued to the date of actual payment, unless prior to the time when the Fiscal Agent receives such Notice, such Event of Default shall have been cured by NIB. No periodic evidence as to the absence of defaults is required to be furnished by NIB.
Replacement of Notes
          In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft or destruction hereof (together with such indemnity and such other documents or proof as may be required by NIB or the Fiscal Agent) shall be delivered to the principal corporate trust office of the Fiscal Agent, a new Note of like tenor and principal amount will be issued by NIB in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of this Note.
          In case this Note which has matured or is about to mature shall become mutilated, destroyed, lost or stolen, NIB may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except if the Note has become mutilated) upon compliance by the owner of this Certificated Note with the provisions specified in the above paragraph.
Modification of Terms
          NIB may modify any of the terms or provisions contained in the Notes in any way with the written consent of the Holders of not less than 66-2/3% in principal amount then outstanding of the Notes containing such terms or provisions; provided that (i) if any such modification would change the terms of payment in respect of any Note or the amount of any payment, the consent of the Holder of such Note is required, and (ii) if any such modification would reduce the aforesaid percentage needed for authorization of such modification, the consent of the Holders of all the Notes at the time outstanding is required.
Notices
          As more fully provided in the Fiscal Agency Agreement, whenever the Fiscal Agency Agreement or this Note requires that NIB or the Fiscal Agent give notice to the registered Holder hereof, the Fiscal Agent or NIB will cause such notice to be mailed to such Holder at his address as set forth in the Note Register or sent via facsimile transmission to such number as the Fiscal Agent shall have furnished to NIB.
Governing Law; Waiver
          This Note shall be governed by, and interpreted in accordance with, the laws of the State of New York, except with respect to its authorization and execution by and on behalf of NIB and any other matters required to be governed by the 2004 Agreement, which came into force on January 1, 2005 (the “2004 Agreement”), and the Statutes of NIB, as amended.

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          As more fully set forth in the Fiscal Agency Agreement and except as limited therein, NIB has appointed the Consul General of Sweden as its authorized agent upon which process may be served in any action arising out of or based on the Notes which may be instituted in any State or Federal court in the City of New York, and NIB hereby expressly accepts the jurisdiction of any such court in respect of any such action. NIB hereby agrees to keep such appointment in force at all times while this or any other Note shall be outstanding. NIB hereby waives (to the extent permitted by law and the 2004 Agreement) irrevocably any immunity from jurisdiction to which it might otherwise be entitled in any action arising out of or based upon the Notes, which may be duly instituted in any court of the State of New York or of the United States of America, in either case located in The City of New York by the holder of a Note; provided, however, that this waiver shall not extend to actions brought under the United States Federal securities laws. This waiver is intended to be effective without any further act by NIB before any such court, and introduction of a true copy of the Fiscal Agency Agreement into evidence shall be conclusive and final evidence of such waiver.
          Pursuant to the 2004 Agreement, NIB has full legal capacity to enter into agreements, to acquire and dispose of immovable and movable property, and to be a party to legal proceedings before courts of law and other authorities. Except as provided above, nothing in this Note shall operate as or be construed to constitute a waiver, renunciation or any other modification of any privilege or immunity of NIB under Articles 5, 6 and 7 of the 2004 Agreement or under any applicable law.
          In particular, each Holder of the Notes is taken to have acknowledged that, in accordance with the 2004 Agreement:
     (i) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from execution of judgment or decree by judicial or administrative authority before such judgment or decree is final;
     (i) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from search, requisition, confiscation and expropriation by executive or legislative action;
     (ii) NIB, its property and assets shall be immune from procedural measure of constraint such as seizure; and
     (iv) the premises and archives of NIB and all documents belonging to it or held by it are inviolable.

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PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
ASSIGNMENT
          FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto                                          [name and address of assignee] the within Note and all rights thereunder, hereby irrevocably constituting and appointing                      to transfer said Note on the books of NIB, with full power of substitution in the premises.
Dated:

Signature:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement, or any change whatever.

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OPTION TO ELECT REPAYMENT
          The undersigned hereby irrevocably request(s) and instruct(s) NIB to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at

(Please print or typewrite name and address of the undersigned).
          For this Note to be repaid, the Fiscal Agent must receive at 111 Wall Street, 5th Floor, New York, New York 10043, or at such other place or places of which NIB shall from time to time notify the Holder of this Note, not more than 60 nor less than 45 days (unless otherwise provided in the relevant Pricing Supplement) prior to an Optional Repayment Date, if any, shown on the face of this Note, this Note with this “Option to Elect Repayment” form duly completed.
          If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of U.S. $1,000, or, if this Note is denominated in a currency other than U.S. dollars, in amounts such that the principal amount remaining outstanding after such repayments shall be an Authorized Denomination set forth on the face hereof) which the Holder elects to have repaid and specify the denomination or denominations (each of which shall be U.S. $1,000 or an integral multiple of U.S. $1,000, or, if this Note is denominated in a currency other than U.S. dollars, an Authorized Denomination set forth on the face hereof) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$

NOTICE: The signature(s) on Option to
Dated	Elect Repayment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

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No. FX-	PRINCIPAL AMOUNT
EXHIBIT E
Form of Face of Note
Nordic Investment Bank

MEDIUM-TERM NOTE, SERIES D	CUSIP NO.
(144A FIXED RATE)
Due Not Less Than Nine Months from Date of Issue
THE NOTES REPRESENTED BY THIS GLOBAL NOTE HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES, AND, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE ORIGINAL ISSUE DATE HEREOF, MAY BE TRANSFERRED ONLY PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AS SET FORTH BELOW.
BY PURCHASING ANY NOTES IN RESPECT OF WHICH THIS GLOBAL NOTE IS ISSUED (OR ANY BENEFICIAL INTEREST OR PARTICIPATION THEREIN) ON ITS OWN BEHALF AND ON BEHALF OF ANY ACCOUNT FOR WHICH IT IS PURCHASING A NOTE OR ANY BENEFICIAL INTEREST OR PARTICIPATION THEREIN, EACH HOLDER THEREOF (1) REPRESENTS FOR THE BENEFIT OF NIB AND FOR ANY AGENT OR SELLER WITH RESPECT TO SUCH NOTES THAT IT IS THE SOLE BENEFICIAL OWNER OF THE NOTES REPRESENTED HEREBY OR IS PURCHASING SUCH NOTES FOR ONE OR MORE ACCOUNTS MAINTAINED BY IT OR OVER WHICH IT EXERCISES SOLE INVESTMENT DISCRETION AND THAT EITHER (A) IT AND ANY SUCH ACCOUNT ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) AND ARE NOT PURCHASING SUCH NOTES FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, OR (B) IT AND ANY SUCH ACCOUNT ARE (OR ARE PURCHASING SUCH NOTES FOR THE BENEFIT OF) QUALIFIED INSTITUTIONAL BUYERS (“QIBS”) AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, (2) ACKNOWLEDGES THAT SUCH NOTES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD, RESOLD OR DELIVERED IN THE UNITED STATES EXCEPT PURSUANT TO AN EXEMPTION FROM SUCH ACT IN ACCORDANCE WITH THE TERMS HEREOF, (3) AGREES TO NOTIFY ANY SUBSEQUENT TRANSFEREE OF THE TRANSFER RESTRICTIONS SET OUT HEREIN AND THAT IT WILL BE A CONDITION TO SUCH TRANSFER THAT THE TRANSFEREE WILL BE DEEMED TO MAKE THE REPRESENTATIONS SET OUT HEREIN, AND (4) AGREES, FOR THE BENEFIT OF NIB, THAT SUCH NOTES MAY ONLY BE OFFERED, SOLD, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DELIVERED (A) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT OR (B) TO A PERSON WHO THE SELLER REASONABLY BELIEVES TO BE A QIB THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

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PROSPECTIVE PURCHASERS ARE HEREBY NOTIFIED THAT THE SELLERS OF THE NOTES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A.
EACH HOLDER OF THIS GLOBAL NOTE OR AN INTEREST HEREIN AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.
BY ITS PURCHASE AND HOLDING OF A NOTE, EACH PURCHASER AND EACH TRANSFEREE WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED EITHER THAT (A) IT IS NOT AND WILL NOT BE AN EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) AND SUBJECT TO SECTION 406 OF ERISA, OR A PLAN AS DEFINED IN SECTION 4975(E)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (“CODE”) AND SUBJECT TO SECTION 4975 OF THE CODE, OR A GOVERNMENTAL PLAN OR CHURCH PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR AN ENTITY WHOSE ASSETS ARE TREATED AS ASSETS OF ANY SUCH PLAN OR (B) ITS PURCHASE, HOLDING AND DISPOSITION OF A NOTE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR PROVISIONS OF ANY FEDERAL, STATE OR LOCAL LAW.
THIS NOTE MAY NOT BE OFFERED OR SOLD IN DENOMINATIONS OF LESS THAN $100,000 (OR AN AMOUNT NOT LESS THAN THE EQUIVALENT THEREOF IN ANY FOREIGN CURRENCY OR CURRENCY UNIT) (THE “MINIMUM DENOMINATION”) AND MAY NOT BE EXCHANGED FOR A NOTE OR NOTES IN DENOMINATIONS OF LESS THAN THE MINIMUM DENOMINATION.
UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO NIB OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT IS MADE TO CEDE & CO., NY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
          If this Note is designated below as a Global Note, the following shall apply: Unless and until it is exchanged in whole or in part for a Certificated Note, and then only to the extent so exchanged, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (“DTC”) (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any

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certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, Cede & Co., has an interest herein.

Issue Price: %	Interest Payment Dates:

Interest Rate: %	Stated Maturity Date:

Original Issue Date:	Specified Currency:

Option to elect Repayment	Option to elect Redemption
Yes No	Yes No

Optional Repayment Date(s):	Optional Redemption Date(s):

Optional Repayment Price(s):	Redemption Price(s):

Yield to Maturity:	Exchange Rate Agent:
(Only applicable if Specified Currency
is other than US. dollars)

Authorized Denominations: (only	Payment in Specified Currency only
applicable if other than	Yes No

U.S. $100,000 and any integral	(Only applicable if Specified Currency
multiple thereof or if Specified	is other than U.S. dollars)
Currency is other than U.S.
dollars)
Global                      or Certificated

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          Nordic Investment Bank (“NIB”), for value received, hereby promises to pay to                     , or registered assigns, the principal sum of                      on the Maturity Date specified above (the “Maturity Date”) and to pay interest on said principal sum at the Interest Rate per annum specified above from and including the original Issue Date specified above (the “Original Issue Date”), or from and including the most recent date to which interest has been paid or duly provided for, to but excluding the succeeding Interest Payment Date (as hereinafter defined) semiannually on                      15 and                      15 of each year and at maturity or upon earlier repayment or redemption (each an “Interest Payment Date”), commencing on the first Interest Payment Date next succeeding the Original Issue Date, until said principal sum is paid or duly provided for in accordance with the terms hereof; provided, however, that any payment of principal, premium or interest required to be made in respect hereof on a date that is not a Business Day may be made on the next succeeding Business Day with the same force and effect as if made on such date, and if payment is so made, no additional interest shall accrue as a result of such delayed payment. Interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for on any Interest Payment Date specified above, will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the fifteenth day next preceding such Interest Payment Date (the “Holder”), whether or not a Business Day (each a “Record Date”); except that, if the Original Issue Date of this Note occurs between a Record Date and the next succeeding Interest Payment Date, the first payment of interest of this Note will be made on the second Interest Payment Date succeeding the Original Issue Date.
          Any interest or premium payable at maturity or upon earlier redemption or repayment will be paid to the person to whom the principal hereof is paid. For purposes of this Note, “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulations to be closed in New York City, and that (a) if such Note is a Foreign Currency Note (other than a Note denominated in Euro), is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in the Specified Currency for such Note in the Relevant Financial Center and in any other city or cities specified in the applicable Pricing Supplement; and (b) if such Note is denominated in Euro, is a day (i) on which the Trans-European Automated Real-time Gross settlement Express Transfer ( referred to as the TARGET System) system is operating; and (c) is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in any city or cities specified in the applicable Pricing Supplement. “Relevant Financial Center” means, with respect to any Foreign Currency Note, the financial center or centers of the country issuing the Specified Currency for such Note, as specified in the applicable Pricing Supplement.
          The principal hereof and any premium and interest hereon are payable by NIB in such coin or currency specified above as at the time of payment shall be legal tender for the payment of public and private debts (the “Specified Currency”). In the case of a Foreign Currency Note, NIB or its agent will (unless otherwise specified on the face hereof) arrange to have all payments in respect hereof converted into U.S. dollars in the manner described on the reverse hereof; provided, however, that if U.S. dollars are not available for making payments in

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respect hereof due to the imposition of exchange controls or other circumstances beyond NIB’s control, then the holder hereof will receive payments in the Specified Currency until U.S. dollars are again available for making such payments. Notwithstanding the foregoing, the holder hereof may, if so indicated above, elect to receive all such payments in the Specified Currency by delivery of a written request to the Fiscal Agent (as defined on the reverse hereof) not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Fiscal Agent received not later than fifteen calendar days prior to the applicable payment date. If the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond NIB’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then NIB will be entitled (but shall not be required) to make all payments in respect of such Note in U.S. dollars until such currency is again available or so used. If NIB chooses so to make such payments, any amounts payable in such currency on any date will be converted to U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency by the Exchange Rate Agent or as otherwise indicated in the applicable Pricing Supplement.
          Payments of interest in U.S. dollars (other than interest payable at maturity or upon earlier repayment or redemption) will be made by check of the Fiscal Agent mailed to the address of the person entitled thereto as such address shall appear on the Note Register on the applicable Record Date or to such other address in the United States as any such person shall designate to the Fiscal Agent in writing not later than the relevant Record Date; provided that, if the Holder hereof is the Holder of U.S. $10,000,000 or more in aggregate principal amount of Notes (or the equivalent thereof in a currency or composite currencies other than U.S. dollars, determined as provided on the reverse hereof) having the same Interest Payment Dates, such payments will be made by wire transfer of immediately available funds to the Holder’s account if appropriate wire transfer instructions have been received in writing by the Fiscal Agent not less than fifteen days prior to the applicable Interest Payment Date. Payments of interest to be made in a Specified Currency other than U.S. dollars will be made by wire transfer to such account with a financial institution located in the Relevant Financial Center (or, if the foreign currency is Euro, located in any financial center in a member state of the European Monetary Union), or other jurisdiction acceptable to NIB and the Fiscal Agent, as shall have been designated at least fifteen Business Days prior to the applicable Interest Payment Date by the Holder. The principal hereof and any premium and interest hereon payable at maturity or upon earlier redemption or repayment will be paid in immediately available funds upon surrender of this Note at the office of the Fiscal Agent located in The City of New York, or at such other office or agency as the Fiscal Agent may designate.
          If this Note is a Global Note, principal, any premium and interest payments on Book-Entry Notes (as defined on the reverse hereof) represented by this Global Note will be made by NIB to the Fiscal Agent for the account of DTC or its nominee.
          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, AND SUCH FURTHER

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PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.
          This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as Fiscal Agent.

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          IN WITNESS WHEREOF, Nordic Investment Bank has caused this Note to be executed with the facsimile signatures of the Chairman of its Board of Directors and its President, all in The City of New York, State of New York, United States of America.
Dated:

Nordic Investment Bank

By

Chairman of the Board of Directors

By

President
CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Fiscal Agency Agreement.
Dated:

CITIBANK, N.A., as Fiscal Agent

By

Authorized Signatory

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Form of Reverse of Note
Nordic Investment Bank
MEDIUM-TERM NOTE, SERIES D
(144A FIXED RATE)
General
     This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount to U.S. $10,000,000,000, or the equivalent thereof in other currencies or composite currencies. The U.S. dollar equivalent of Notes denominated in currencies or composite currencies other than U.S. dollars will be determined by the Exchange Rate Agent (the “Exchange Rate Agent”) on the basis of the noon buying rate for cable transfers in New York City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable issue dates. The Notes will be represented by either one or more global securities in fully registered form without coupons (the “Global Notes”) delivered to the Fiscal Agent (as defined below), as custodian for The Depository Trust Company (“DTC”), and recorded in the book-entry system maintained by DTC (a “Book-Entry Note”) or a certificate in fully registered form delivered to the Holder hereof or a Person designated by such Holder (a “Certificated Note”). References herein to “Notes” shall mean, collectively, the Certificated Notes and the Global Notes representing the Book-Entry Notes. Book-Entry Notes will not be exchangeable for Certificated Notes and, except under the circumstances described below, will not otherwise be issuable as Certificated Notes. NIB, for the benefit of the Holders and owners from time to time of the Notes, has entered into a Fiscal Agency Agreement, dated as of May 22, 2007 (the “Fiscal Agency Agreement”) with Citibank, N.A. as Fiscal Agent (in such capacity, and any duly appointed successor thereto in such capacity, the “Fiscal Agent”), copies of which are on file and may be examined at the corporate trust office of the Fiscal Agent located in The City of New York. Reference is hereby made to the Fiscal Agency Agreement and any amendments thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Fiscal Agent, NIB and the Holders and owners of the Notes. The Notes, as specified on the respective faces thereof, may be issued in various principal amounts and currencies, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, and may otherwise vary.
     NIB may in its sole discretion and upon 45 days written notice delivered to the Fiscal Agent determine that Book-Entry Notes issued in whole or in part in the form of a Global Note shall no longer be represented by such Global Note and, in such event, will issue individual Certificated Notes in replacement of the Global Note representing such Book-Entry Notes. In any such instance, an owner of a beneficial interest in a Global Note will be entitled to physical delivery of individual Certificated Notes equal in aggregate principal or face amount to such beneficial interest and to have such Certificated Notes registered in its name.
     This Note will not be subject to any sinking fund.

Denominations
     The authorized denominations of Notes denominated in U.S. dollars will be U.S. $100,000 and any larger amount that is an integral multiple of U.S. $1,000 (unless a higher minimum denomination is set forth on the face thereof). The authorized denominations of Notes denominated in a currency or composite currency other than U.S. dollars will be not less than the equivalent of U.S. $100,000 and integral multiples of $1,000 in excess thereof.
Status
     The Notes are direct, unconditional and unsecured obligations of NIB ranking pari passu without any preference among themselves and equally with all other unsecured indebtedness (other than subordinated indebtedness) of NIB from time to time outstanding.
Taxation
     All payments of principal, premium, if any, and interest on the debt securities will be subject to any fiscal or other laws and regulations applicable thereto. NIB has no obligation to pay any Holder any additional amounts as a result of any possible withholding or deduction for taxes pursuant to any such law and/or regulations.
     NIB shall have the right to require the registered owner hereof, as a condition of the payment of the principal hereof and any premium or interest hereon, to present at such place as NIB or the Fiscal Agent, as the case may be, shall designate a certificate in such form as NIB may from time to time prescribe, to enable NIB and the Fiscal Agent to determine their duties and liabilities with respect to (i) any taxes, assessments or governmental charges which NIB or the Fiscal Agent may be required to deduct or withhold from payments in respect hereof under any present or future law of the United States or the Member Countries or any regulation of any taxing authority thereof and (ii) any reporting or other requirements under such laws or regulations. NIB and the Fiscal Agent shall be entitled to determine their duties and liabilities with respect to such deduction, withholding, reporting or other requirements on the basis of information contained in such certificate or, if no certificate shall be presented, on the basis of any presumption created by any such law or regulation and shall be entitled to act in accordance with such determination.
Redemption
     If so specified on the face hereof, this Note may be redeemed at the option of NIB in whole or in part on the Optional Redemption Date or Dates specified on the face hereof, in the case of Book-Entry Notes, by facsimile transmission to DTC in accordance with agreed upon procedures and, in the case of Certificated Notes, upon the mailing by the Fiscal Agent by first-class mail, postage prepaid, or via facsimile transmission to such number as the Fiscal Agent shall have furnished to NIB, of a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption, unless otherwise provided in the relevant Pricing Supplement, to the Holder hereof at its last registered address appearing in the Note Register, at the applicable Redemption Price specified on the face hereof, together in each case with accrued interest, if any, to the date fixed for redemption.

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     Any Note called for redemption shall become due and payable on the date specified in such notice (herein called the “redemption date”), and upon presentation and surrender of such Note at the place or places specified in such notice, such Note shall be paid at the Redemption Price together with accrued interest, if any, to the redemption date. From and after the redemption date (unless NIB shall default in the payment of the Redemption Price and accrued interest), if money for the redemption of this Note shall have been made available as provided herein, this Note shall cease to bear interest and the only right of the Holder hereof shall be to receive payment respectively of the Redemption Price and all unpaid interest accrued to the redemption date, as provided above. If any such Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the date of redemption at the rate borne by such Note.
     Any Note which is to be redeemed only in part shall be surrendered to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, having identical terms and conditions, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the Note so surrendered.
     If this Note is an Original Issue Discount Note (other than an Indexed Note), anything to the contrary notwithstanding, the amount payable in the event of (A) repayment at the option of the Holder or redemption, in lieu of the principal amount due at the maturity hereof, shall be the Amortized Face Amount (as defined below) of this Note as of the date fixed for repayment or redemption and (B) acceleration of maturity, shall be the aggregate principal amount of this Note multiplied by the sum of the Issue Price hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Original Issue Date hereof to the date of declaration of acceleration, which amortization shall be calculated using the “interest method” (computed in accordance with generally accepted accounting principles in effect on the date of declaration of acceleration). The “Amortized Face Amount” of this Note shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the principal amount hereof that has accrued at the Yield to Maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount of this Original Issue Discount Note exceed its stated principal amount.
Repayment
     If so specified on the face hereof, this Note may be repaid at the option of the Holder of such Note in whole or in part on any Optional Repayment Date specified on the face hereof, provided that the Fiscal Agent receives, at least 45 but not more than 60 days prior to the date fixed for repayment, unless otherwise provided in the relevant Pricing Supplement, (i) such Note with the form entitled “Option to Elect Repayment” on the reverse thereof duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of such Note, the principal amount of such Note to be repaid, the certificate number or description of the tenor and terms of such Note, a statement that the option to elect repayment is being exercised thereby and a

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guarantee that the Note to be repaid with the form entitled “Option to Elect Repayment” on the reverse of the Note duly completed will be received by the Fiscal Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter.
     Upon surrender of any Note for repayment, such Note shall become due and payable on the date of repayment (herein called the “repayment date”), and the Fiscal Agent shall pay such Note on the repayment date at a price equal to (i) in the case of a Note other than an Original Issue Discount Note, the Optional Repayment Price applicable to such repayment date plus interest, if any, accrued to the date of repayment or (ii) in the case of OID Notes, the Amortized Face Amount thereof (as defined above).
     If any Note is to be repaid only in part, the Holder of such Note shall specify the portion thereof to be repaid and shall surrender such Note to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in a principal amount equal to and in exchange for the unrepaid portion of the Note so surrendered.
Payments
     If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Exchange Rate Agent based on the most favorable firm bid quotation for U.S. dollars received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date, from three (or if three are not available, then two) recognized foreign exchange dealers in the City of New York selected by the Exchange Rate Agent for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable in U.S. dollars on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, or if on such payment date U.S. dollars are unavailable for making payments on any such Note due to the imposition of exchange controls or to other circumstances beyond NIB’s control, then notwithstanding any such election, NIB may make payments on such payment date in the Specified Currency until U.S. dollars are again available for making such payments; provided, however, if any payment in respect of a Note is to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then NIB will be entitled (but shall not be required) to make all payments in respect of this Note in U.S. dollars until such currency is again available or so used. If NIB chooses to make such payments in U.S. dollars, any amounts payable in the Specified Currency on any date will be converted to U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency by the Exchange Rate Agent or as otherwise indicated on the face hereof.
     If any payment in respect of this Note is to be made in Euro and Euro are unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control or the Euro is no longer used in the European Monetary Union, then all payments shall be

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made in U.S. dollars until Euro are again available or so used. The amount of such payment in U.S. dollars shall be computed by the Exchange Rate Agent on the basis of the Market Exchange Rate for Euro or as otherwise indicated on the face hereof.
     The interest payable hereon on each Interest Payment Date will include accrued interest from, and including, the Original Issue Date or the last date to which interest has been paid, as the case may be, to, but excluding, such Interest Payment Date.
Registration of Transfer and Exchange
     This Note is transferable or exchangeable by the registered owner hereof, in person or by his attorney duly authorized in writing, on the register maintained by the Fiscal Agent for such purpose (the “Note Register”), in the manner and subject to the limitations provided in the Fiscal Agency Agreement and upon surrender and cancellation of this Note. Upon any such transfer or exchange of a Note, a new Note or Notes of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee or to the registered owner, as the case may be, provided, however, that the amount shall be at least U.S. $100,000 or the equivalent thereof in foreign currency or composite currency. NIB and the Fiscal Agent may deem and treat the registered owner of this Note as the absolute owner (notwithstanding any notice of ownership or writing hereon made by anyone other than NIB or the Fiscal Agent) for the purposes of receiving payment of or on account of this Note and for all other purposes, whether or not this Note shall be overdue.
     NIB covenants at all times so long as this Note (or any successor Note) shall be outstanding to maintain in the Borough of Manhattan, City and State of New York, United States of America, an office or agency for the registration and registration of transfer, as aforesaid, and for the payment of the principal of and any premium and interest on the Notes. NIB and the Fiscal Agent shall not (i) register the transfer of or exchange this Note which has matured or has been called for redemption in whole or in part, except the unredeemed portion of this Note being redeemed in part, (ii) register the transfer or exchange of this Note during the period beginning at the opening of business 15 days before the mailing of a notice of redemption and ending at the close of business on the day of such mailing or (iii) if this Note is a Global Note, register the transfer or exchange of any Global Note in violation of the legend contained on the face of this Global Note. NIB will require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with any registration of transfer or exchange or issuance of any new Note, any expenses of delivery by other than first class mail, but no service charge shall be made for any registration of transfer or exchange of Notes.
     NIB has appointed the Fiscal Agent as its paying and transfer agent for the Notes.
Event of Default
     In case of (i) default in any payment of principal of or interest on any Note and its continuance for a period of 30 days or (ii) default in the performance of any other covenant contained in any Note and the continuance of such default for a period of 60 days after written notice thereof shall have been given to NIB by any Holder (each an “Event of Default”), then in any such Event of Default the Holders of not less than 25% in principal amount of the Notes then

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outstanding, upon written notice to NIB and the Fiscal Agent, may declare the principal amount (or, in the case of an Original Issue Discount Note or an Indexed Note, the Amortized Face Amount or principal amount determined in accordance with the terms hereof, respectively), of this Note to be due and payable immediately, together with interest hereon accrued to the date of actual payment, unless prior to the time when the Fiscal Agent receives such Notice, such Event of Default shall have been cured by NIB. No periodic evidence as to the absence of defaults is required to be furnished by NIB.
Replacement of Notes
     In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft or destruction hereof (together with such indemnity and such other documents or proof as may be required by NIB or the Fiscal Agent) shall be delivered to the principal corporate trust office of the Fiscal Agent, a new Note of like tenor and principal amount will be issued by NIB in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of this Note.
     In case this Note which has matured or is about to mature shall become mutilated, destroyed, lost or stolen, NIB may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except if the Note has become mutilated) upon compliance by the owner of this Certificated Note with the provisions specified in the above paragraph.
Modification of Terms
     NIB may modify any of the terms or provisions contained in the Notes in any way with the written consent of the Holders of not less than 66-2/3% in principal amount then outstanding of the Notes containing such terms or provisions; provided that (i) if any such modification would change the terms of payment in respect of any Note or the amount of any payment, the consent of the Holder of such Note is required, and (ii) if any such modification would reduce the aforesaid percentage needed for authorization of such modification, the consent of the Holders of all the Notes at the time outstanding is required.
Notices
     As more fully provided in the Fiscal Agency Agreement, whenever the Fiscal Agency Agreement or this Note requires that NIB or the Fiscal Agent give notice to the registered Holder hereof, the Fiscal Agent or NIB will cause such notice to be mailed to such Holder at his address as set forth in the Note Register or sent via facsimile transmission to such number as the Fiscal Agent shall have furnished to NIB.
Governing Law; Waiver
     This Note shall be governed by, and interpreted in accordance with, the laws of the State of New York, except with respect to its authorization and execution by and on behalf of NIB and any other matters required to be governed by the 2004 Agreement, which came into force on January 1, 2005 (the “2004 Agreement”), and the Statutes of NIB, as amended.

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     As more fully set forth in the Fiscal Agency Agreement and except as limited therein, NIB has appointed the Consul General of Sweden as its authorized agent upon which process may be served in any action arising out of or based on the Notes which may be instituted in any State or Federal court in the City of New York, and NIB hereby expressly accepts the jurisdiction of any such court in respect of any such action. NIB hereby agrees to keep such appointment in force at all times while this or any other Note shall be outstanding. NIB hereby waives (to the extent permitted by law and the 2004 Agreement) irrevocably any immunity from jurisdiction to which it might otherwise be entitled in any action arising out of or based upon the Notes, which may be duly instituted in any court of the State of New York or of the United States of America, in either case located in The City of New York by the holder of a Note; provided, however, that this waiver shall not extend to actions brought under the United States Federal securities laws. This waiver is intended to be effective without any further act by NIB before any such court, and introduction of a true copy of the Fiscal Agency Agreement into evidence shall be conclusive and final evidence of such waiver.
     Pursuant to the 2004 Agreement, NIB has full legal capacity to enter into agreements, to acquire and dispose of immovable and movable property, and to be a party to legal proceedings before courts of law and other authorities. Except as provided above, nothing in this Note shall operate as or be construed to constitute a waiver, renunciation or any other modification of any privilege or immunity of NIB under Articles 5, 6 and 7 of the 2004 Agreement or under any applicable law.
     In particular, each Holder of the Notes is taken to have acknowledged that, in accordance with the 2004 Agreement:
     (i) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from execution of judgment or decree by judicial or administrative authority before such judgment or decree is final;
     (ii) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from search, requisition, confiscation and expropriation by executive or legislative action;
     (iii) NIB, its property and assets shall be immune from procedural measure of constraint such as seizure; and
     (iv) the premises and archives of NIB and all documents belonging to it or held by it are inviolable.

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PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
ASSIGNMENT
     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto                                          [name and address of assignee] the within Note and all rights thereunder, hereby irrevocably constituting and appointing                      to transfer said Note on the books of NIB, with full power of substitution in the premises.
Dated:

Signature:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement, or any change whatever.

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OPTION TO ELECT REPAYMENT
     The undersigned hereby irrevocably request(s) and instruct(s) NIB to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at

(Please print or typewrite name and address of the undersigned).
     For this Note to be repaid, the Fiscal Agent must receive at 111 Wall Street, 5th Floor, New York, New York 10043, or at such other place or places of which NIB shall from time to time notify the Holder of this Note, not more than 60 nor less than 45 days (unless otherwise provided in the relevant Pricing Supplement) prior to an Optional Repayment Date, if any, shown on the face of this Note, this Note with this “Option to Elect Repayment” form duly completed.
     If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of U.S. $100,000, or, if this Note is denominated in a currency other than U.S. dollars, in amounts such that the principal amount remaining outstanding after such repayments shall be an Authorized Denomination set forth on the face hereof) which the Holder elects to have repaid and specify the denomination or denominations (each of which shall be U.S. $100,000 or an integral multiple of U.S. $1,000, or, if this Note is denominated in a currency other than U.S. dollars, an Authorized Denomination set forth on the face hereof) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$ Dated	NOTICE: The signature(s) on Option to Elect Repayment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

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REGISTERED	PRINCIPAL
No. FL-	AMOUNT
EXHIBIT F
Form of Face of Note
Nordic Investment Bank

MEDIUM-TERM NOTE, SERIES D	CUSIP NO.
(REGISTERED FLOATING RATE)
Due Not Less Than Nine Months from Date of Issue
     If this Note is designated below as a Global Note, the following shall apply: Unless and until it is exchanged in whole or in part for a Certificated Note, and then only to the extent so exchanged, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (“DTC”) (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, Cede & Co., has an interest herein.

Issue Price: %	Maximum Interest Rate:	Payment in Specified Currency only Yes ___No___ (Only applicable if Specified Currency is other than U.S. dollars)

Original	Minimum	Authorized Denominations:
(Only applicable if other than U.S. $1,000
Issue Date:	Interest Rate:	and any integral multiple thereof or if Specified Currency if other than U.S. dollars)

Stated Maturity Date:		Redemption Price(s):

Base Rate:	Interest Reset Dates:

Initial	Interest Reset Period	Yield to Maturity:

Index Maturity:	Interest Payment Dates:

	Option to elect Redemption	Optional Repayment Price(s):
Yes___ No___

Spread (plus or minus):	Optional Redemption Date(s):
Option to elect Repayment Yes ___ No___
Spread	Optional Repayment	Exchange Rate Agent:
(Only applicable if Specified Currency is other than U.S. dollars)

Multiplier:	Date(s):

Specified Currency:	Relevant Screen Page (for LIBOR Notes only):
Reuters Screen Telerate Other

Calculation Agent:
Indexed Note:
Yes ___ No ___
Index:
Manner of Determining Indexed Principal
Amount:
Manner of Determining
Indexed Coupon
Amount:___
Global                     or Certificated

     Nordic Investment Bank (“NIB”), for value received, hereby promises to pay to                                         , or registered assigns, the principal sum of                                           on the Maturity Date specified above (the “Maturity Date”) and to pay interest on said principal sum at the Initial Interest Rate per annum specified above from and including the original Issue Date specified above (the “Original Issue Date”) until the first interest Reset Date specified above following the Original Issue Date and thereafter at the Base Rate specified above, determined in accordance with the provisions on the reverse hereof, adjusted by the Spread and/or Spread Multiplier, if any, specified above, until said principal sum is paid or duly provided for in accordance with the terms hereof; provided, however, that (except as set forth on the reverse hereof in the case of a Note the Base Rate of which is LIBOR) any payment of principal, premium or interest required to be made on a day that is not a Business Day may be made on the next succeeding Business Day, and if payment is so made, no additional interest shall accrue as a result of such delayed payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date specified above (each an “Interest Payment Date”), will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the fifteenth day next preceding such Interest Payment Date (the “Holder”), whether or not a Business Day (a “Record Date”); except that, if the Original Issue Date of this Note occurs between a Record Date and the next succeeding Interest Payment Date, the first payment of interest on this Note will be made on the second Interest Payment Date succeeding the Original Issue Date.
     Any interest or premium payable at maturity or upon earlier redemption or repayment will be paid to the person to whom the principal hereof is paid. For purposes of this Note, “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulations to be closed in New York City, and that (a) if such Note is a Foreign Currency Note (other than a Note denominated in Euro), is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in the Specified Currency for such Note in the Relevant Financial Center and in any other city or cities specified in the applicable Pricing Supplement; and (b) if such Note is denominated in Euro, is a day (i) on which the Trans-European Automated Real-time Gross settlement Express Transfer (referred to as the TARGET System) system is operating; and (c) is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in any city or cities specified in the applicable Pricing Supplement. “Relevant Financial Center” means, with respect to any Foreign Currency Note, the financial center or centers of the country issuing the Specified Currency for such Note, as specified in the applicable Pricing Supplement.
     The principal hereof and any premium and interest hereon are payable by NIB in such coin or currency specified above as at the time of payment shall be legal tender for the payment of public and private debts (the “Specified Currency”). In the case of a Foreign Currency Note, NIB or its agent will (unless otherwise specified on the face hereof) arrange to have all payments in respect hereof converted into U.S. dollars in the manner described on the reverse hereof; provided, however, that if U.S. dollars are not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond NIB’s control, then the holder hereof will receive payments in the Specified Currency until U.S. dollars are again available for making such payments. Notwithstanding the foregoing, the holder hereof may, if so indicated above, elect to receive all such payments in the Specified Currency by delivery of a written request to the Fiscal Agent (as defined on the reverse hereof) not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Fiscal Agent received not later than fifteen calendar days prior to the applicable payment date. If the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond NIB’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then NIB will be entitled (but shall not be required) to make all payments in respect of such Note in U.S. dollars until such currency is again available, or so used. If NIB chooses so to make such payments, any amounts payable in such currency on any date will be converted to U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency by the Exchange Rate Agent or as otherwise indicated in the applicable Pricing Supplement.
     Payments of interest in U.S. dollars (other than interest payable at maturity or upon earlier repayment or redemption) will be made by check of the Fiscal Agent mailed to the address of the person entitled thereto as such address shall appear on the Note Register on the applicable Record Date or to such other address in the United States as any such person shall designate to the Fiscal Agent in writing not later than the relevant Record Date; provided that, if the Holder hereof is the Holder of U.S. $10,000,000 or more in aggregate principal amount of Notes (or the equivalent thereof in a currency or composite currency other than U.S. dollars, determined as provided on the reverse hereof) having the same Interest Payment Dates, such payments will be made by wire transfer of immediately available funds to the Holder’s account if appropriate wire transfer instructions have been received in writing by the Fiscal Agent not less than fifteen days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments of principal and any premium and interest in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Fiscal Agent, and all such payments will be made by the Fiscal Agent by wire transfer of immediately available funds to an account with a financial institution located in the Relevant Financial Center (or, if the foreign currency is Euro, located in any financial center in a member state of the European Monetary Union), or other jurisdiction acceptable to NIB and the Fiscal Agent, as shall have been designated at least fifteen Business Days prior to the applicable Interest Payment Date by the Holder. The principal hereof and any premium and interest hereon payable at maturity or upon earlier redemption or repayment will be paid in immediately available funds upon surrender of this Note at the office of the Fiscal Agent located in The City of New York, or at such other office or agency as the Fiscal Agent may designate.
     If this Note is a Global Note, principal, any premium and interest payments on Book-Entry Notes (as defined on the reverse hereof) represented by this Global Note will be made by NIB to the Fiscal Agent for the account of DTC or its nominee.
     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

     This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as Fiscal Agent.

     IN WITNESS WHEREOF, Nordic Investment Bank has caused this Note to be executed with the facsimile signatures of the Chairman of its Board of Directors and its President, all in The City of New York, State of New York, United States of America.
     Dated:

Nordic Investment Bank
By
Chairman of the Board of Directors

By
President

CERTIFICATE OF AUTHENTICATION
     This is one of the Notes referred to in the within-mentioned Fiscal Agency Agreement.
Dated:

CITIBANK, N.A., as Fiscal Agent
By
Authorized Signatory

Form of Reverse of Note
Nordic Investment Bank
MEDIUM-TERM NOTE, SERIES D
(REGISTERED FLOATING RATE)
General
          This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount to U.S. $10,000,000,000, or the equivalent thereof in other currencies or composite currencies. The U.S. dollar equivalent of Notes denominated in currencies or composite currencies other than U.S. dollars will be determined by the Exchange Rate Agent (the “Exchange Rate Agent”) on the basis of the noon buying rate for cable transfers in New York City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable issue dates. The Notes will be represented by either one or more global securities in fully registered form without coupons (the “Global Notes”) delivered to the Fiscal Agent (as defined below), as custodian for The Depository Trust Company (“DTC”), and recorded in the book-entry system maintained by DTC (a “Book-Entry Note”) or a certificate in fully registered form delivered to the Holder hereof or a Person designated by such Holder (a “Certificated Note”). References herein to “Notes” shall mean, collectively, the Certificated Notes and the Global Notes representing the Book-Entry Notes. Book-Entry Notes will not be exchangeable for Certificated Notes and, except under the circumstances described below, will not otherwise be issuable as Certificated Notes. NIB, for the benefit of the Holders and owners from time to time of the Notes, has entered into a Fiscal Agency Agreement, dated as of May 22, 2007 (the “Fiscal Agency Agreement”) with Citibank, N.A. as Fiscal Agent (in such capacity, and any duly appointed successor thereto in such capacity, the “Fiscal Agent”), copies of which are on file and may be examined at the corporate trust office of the Fiscal Agent located in The City of New York. Reference is hereby made to the Fiscal Agency Agreement and any amendments thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Fiscal Agent, NIB and the Holders and owners of the Notes. The Notes, as specified on the respective faces thereof, may be issued in various principal amounts and currencies, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, and may otherwise vary.
          NIB may in its sole discretion and upon 45 days written notice delivered to the Fiscal Agent determine that Book-Entry Notes issued in whole or in part in the form of a Global Note shall no longer be represented by such Global Note and, in such event, will issue individual Certificated Notes in replacement of the Global Note representing such Book-Entry Notes. In any such instance, an owner of a beneficial interest in a Global Note will be entitled to physical delivery of individual Certificated Notes equal in aggregate principal or face amount to such beneficial interest and to have such Certificated Notes registered in its name.
          This Note will not be subject to any sinking fund.

Denominations
          The authorized denominations of Notes denominated in U.S. dollars will be U.S. $1,000 and any larger amount that is an integral multiple of U.S. $1,000 (unless a higher minimum denomination is set forth on the face thereof). The authorized denominations of Notes denominated in a currency other than U.S. dollars will be as set forth on the respective faces thereof.
Status
          The Notes are direct, unconditional and unsecured obligations of NIB ranking pari passu without any preference among themselves and equally with all other unsecured indebtedness (other than subordinated indebtedness) of NIB from time to time outstanding.
Taxation
          All payments of principal, premium, if any, and interest on the debt securities will be subject to any fiscal or other laws and regulations applicable thereto. NIB has no obligation to pay any Holder any additional amounts as a result of any possible withholding or deduction for taxes pursuant to any such law and/or regulations.
          NIB shall have the right to require the registered owner hereof, as a condition of the payment of the principal hereof and any premium or interest hereon, to present at such place as NIB or the Fiscal Agent, as the case may be, shall designate a certificate in such form as NIB may from time to time prescribe, to enable NIB and the Fiscal Agent to determine their duties and liabilities with respect to (i) any taxes, assessments or governmental charges which NIB or the Fiscal Agent may be required to deduct or withhold from payments in respect hereof under any present or future law of the United States or the Member Countries or any regulation of any taxing authority thereof and (ii) any reporting or other requirements under such laws or regulations. NIB and the Fiscal Agent shall be entitled to determine their duties and liabilities with respect to such deduction, withholding, reporting or other requirements on the basis of information contained in such certificate or, if no certificate shall be presented, on the basis of any presumption created by any such law or regulation and shall be entitled to act in accordance with such determination.
Redemption
          If so specified on the face hereof, this Note may be redeemed at the option of NIB in whole or in part on the Optional Redemption Date or Dates specified on the face hereof, in the case of Book-Entry Notes, by facsimile transmission to DTC in accordance with agreed upon procedures and, in the case of Certificated Notes, upon the mailing by the Fiscal Agent by first-class mail, postage prepaid, or via facsimile transmission to such number as the Fiscal Agent shall have furnished to NIB, of a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption, unless otherwise provided in the relevant Pricing Supplement, to the Holder hereof at its last registered address appearing in the Note Register, at the applicable Redemption Price specified on the face hereof, together in each case with accrued interest, if any, to the date fixed for redemption.

          Any Note called for redemption shall become due and payable on the date specified in such notice (herein called the “redemption date”), and upon presentation and surrender of such Note at the place or places specified in such notice, such Note shall be paid at the Redemption Price together with accrued interest, if any, to the redemption date. From and after the redemption date (unless NIB shall default in the payment of the Redemption Price and accrued interest), if money for the redemption of this Note shall have been made available as provided herein, this Note shall cease to bear interest and the only right of the Holder hereof shall be to receive payment respectively of the Redemption Price and all unpaid interest accrued to the redemption date, as provided above. If any such Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the date of redemption at the rate borne by such Note.
          Any Note which is to be redeemed only in part shall be surrendered to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, having identical terms and conditions, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the Note so surrendered.
          If this Note is an Original Issue Discount Note (other than an Indexed Note), anything to the contrary notwithstanding, the amount payable in the event of (A) repayment at the option of the Holder or redemption, in lieu of the principal amount due at the maturity hereof, shall be the Amortized Face Amount (as defined below) of this Note as of the date fixed for repayment or redemption and (B) acceleration of maturity, shall be the aggregate principal amount of this Note multiplied by the sum of the Issue Price hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Original Issue Date hereof to the date of declaration of acceleration, which amortization shall be calculated using the “interest method” (computed in accordance with generally accepted accounting principles in effect on the date of declaration of acceleration). The “Amortized Face Amount” of this Note shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the principal amount hereof that has accrued at the Yield to Maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount of this Original Issue Discount Note exceed its stated principal amount.
Repayment
          If so specified on the face hereof, this Note may be repaid at the option of the Holder of such Note in whole or in part on any Optional Repayment Date specified on the face hereof, provided that the Fiscal Agent receives, at least 45 but not more than 60 days prior to the date fixed for repayment, unless otherwise provided in the relevant Pricing Supplement, (i) such Note with the form entitled “Option to Elect Repayment” on the reverse thereof duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of such Note, the principal amount of such Note to be repaid, the certificate number or description of the tenor and terms of such Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be repaid with the form entitled “Option to Elect Repayment” on the reverse of the Note duly completed will be received by the Fiscal Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter.
          Upon surrender of any Note for repayment, such Note shall become due and payable on the date of repayment (herein called the “repayment date”), and the Fiscal Agent shall pay such Note on the repayment date at a price equal to (i) in the case of a Note other than an Original Issue Discount Note, the Optional Repayment Price applicable to such repayment date plus interest, if any, accrued to the date of repayment or (ii) in the case of OID Notes, the Amortized Face Amount thereof.
          If any Note is to be repaid only in part, the Holder of such Note shall specify the portion thereof to be repaid and shall surrender such Note to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in a principal amount equal to and in exchange for the unrepaid portion of the Note so surrendered.
Payments
          If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Exchange Rate Agent based on the most favorable firm bid quotation for U.S. dollars received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date, from three (or if three are not available, then two) recognized foreign exchange dealers in the City of New York selected by the Exchange Rate Agent for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable in U.S. dollars on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, or if on such payment date U.S. dollars are unavailable for making payments on any such Note due to the imposition of exchange controls or to other circumstances beyond NIB’s control, then notwithstanding any such election, NIB may make payments on such payment date in the Specified Currency until U.S. dollars are again available for making such payments; provided, however, if any payment in respect of a Note is to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then NIB will be entitled (but shall not be required) to make all payments in respect of this Note in U.S. dollars until such currency is again available or so used. If NIB chooses to make such payments in U.S. dollars, any amounts payable in the Specified Currency on any date will be converted to U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency by the Exchange Rate Agent or as otherwise indicated on the face hereof.
          If any payment in respect of this Note is to be made in Euro and Euro are unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control or the Euro is no longer used in the European Monetary Union, then all payments shall be made in U.S. dollars until Euro are again available or so used. The amount of such payment in U.S. dollars shall be computed by the Exchange Rate Agent on the basis of the Market Exchange Rate for Euro or as otherwise indicated on the face hereof.
          The interest payable hereon on each Interest Payment Date will include accrued interest from, and including, the Original Issue Date or the last date to which interest has been paid, as the case may be, to, but excluding, such Interest Payment Date; provided, however, that if the interest rate is reset daily or weekly, interest payable shall be the accrued interest from, and including, the Original Issue Date or the last date to which interest has been paid, as the case may be, to, but excluding, the Record Date (as defined on the face hereof) immediately preceding such Interest Payment Date, except that at maturity, the interest payable will include interest accrued to, but excluding, the Maturity Date. Accrued interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate or LIBOR, or by the actual number of days in the year if the Base Rate specified on the face hereof is the Treasury Rate or as specified in the applicable Pricing Supplement. For purposes of making the foregoing calculation, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. All percentages resulting from any calculation of the rate of interest hereon will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency or currency unit amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).
          Unless otherwise indicated on the face hereof, interest will be payable, if this Note resets daily, weekly, or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, on the third Wednesday of the two months specified on the face hereof; and if this Note resets annually, on the third Wednesday of the month specified on the face hereof, and in each case, at maturity. Unless otherwise specified on the face hereof, if any Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day.
          Unless otherwise specified on the face hereof, the date or dates on which interest hereon will be reset (each an “Interest Reset Date”) will be, if this Note resets daily, each Business Day; if the Base Rate specified on the face hereof is other than the Treasury Rate and this Note resets weekly, the Wednesday of each week; if the Base Rate specified on the face hereof is the Treasury Rate and this Note resets weekly, the Tuesday of each week (except as provided below); if this Note resets monthly, the third Wednesday of each month; if this Note resets quarterly, the third Wednesday of March, June, September and December; if this Note resets semi-annually, the third Wednesday of the two months specified on the face hereof; and if this Note resets annually, the third Wednesday of the month specified on the face hereof; provided, however, that (i) the interest rate in effect from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof and (ii) the interest rate in effect for the ten days immediately prior to maturity will be that in effect on the tenth day preceding maturity. Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. Commencing with the first Interest Reset Date following the Original Issue Date and thereafter upon each succeeding Interest Reset Date, the rate at which interest hereon is payable shall be adjusted as specified above; provided, however, that if any Interest Reset Date would otherwise fall on a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day. The “Calculation Date” pertaining to any Commercial Paper Determination Date and any Treasury Rate Determination Date (each as defined below) will be the first to occur of either (a) the tenth calendar day after such interest determination date or, if any such day is not a Business Day, the next succeeding Business Day, or (b) the Business Day preceding the applicable Interest Payment Date or the Stated Maturity Date (or the date of redemption or repayment, if any), as the case may be.
          Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below. Unless otherwise specified on the face hereof, the Fiscal Agent shall be the calculation agent (the “Calculation Agent”). At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate which will become effective on the next Interest Reset Date.
          The calculation by the Calculation Agent of any rate of interest or any interest amount shall, in the absence of manifest error, be final and binding on NIB and the Holder hereof.
Determination of LIBOR
          Unless otherwise specified in the applicable Pricing Supplement, if the Base Rate specified on the face hereof is LIBOR, with respect to LIBOR indexed to the offered rates for U.S. dollar deposits, “LIBOR” for each Interest Reset Date will be determined by the Calculation Agent as follows:
     (i) The Calculation Agent will determine the offered rate (or, if more than one such rate is quoted, the arithmetic mean of the offered rates) in the relevant currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, which appear on the Relevant Screen Page as of 11:00 A.M., London time, on the second London Banking Day (or, if the specified currency is in euro, on the second TARGET Settlement Day) prior to (or, if the Specified Currency on the face hereof is Sterling, on) the Interest Reset Date (a “LIBOR Determination Date”).

“Relevant Screen Page” means the page on the Reuter Money 3000 Service (or such other services or service as may be nominated as the information vendor for the purpose of displaying the specified page on the respective services or such other page as may replace that page on that service or such other service or services, in all cases for the purpose of displaying comparable rates in succession thereto) as set forth in the applicable Pricing Supplement. “London Banking Day” means a day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London and “Target Settlement Day” means a day on which the TARGET System is operating;
     (ii) if no such offered rate for deposits so appears (or, as the case may require, if fewer than two such rates so appear), the Calculation Agent will request appropriate quotations and will determine the arithmetic mean of the rates at which deposits in the relevant currency are offered by four leading banks in the London interbank market, as selected by the Calculation Agent, at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period of the duration of the Index Maturity and in an amount that is representative for a single transaction in the relevant market at the relevant time; and
     (iii) if fewer than two offered rates are so quoted, the Calculation Agent will determine the arithmetic mean of the rates quoted by leading banks in the Relevant Financial Center specified in the applicable Pricing Supplement, as selected by the Calculation Agent and agreed with NIB, at approximately 11:00 a.m., Relevant Financial Center time, on the LIBOR Determination Date for loans in the relevant currency to major European banks for a period of the duration of the Index Maturity and in an amount that is representative for a single transaction in the relevant market at the relevant time.
provided, however, that if the Calculation Agent is unable to determine LIBOR in accordance with the above provisions, LIBOR for such Interest Reset Period will be LIBOR as last determined prior to such LIBOR Determination Date.
          The interest rate for each such Interest Reset Date shall be LIBOR plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.
Determination of Commercial Paper Rate
          Unless otherwise specified in the applicable Pricing Supplement, if the Base Rate specified on the face hereof is the Commercial Paper Rate, the “Commercial Paper Rate” will be determined by the Calculation Agent as of the second Business Day prior to each Interest Reset Date (a “Commercial Paper Rate Determination Date”) and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published by the Board of Governors of the Federal Reserve System in “Statistical Release H.l5(519), Selected Interest Rates” (“H.15(519)”), or any successor publication, under the heading “Commercial Paper”. In the event that such rate is not published prior to 3:00 P.M., New York City time, on the Calculation Date, then the Commercial Paper Rate shall be the Money Market

Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release “Composite 3:30 P.M. Quotations for U.S. Government Securities” (“Composite Quotations”) under the heading “Commercial Paper”. If by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof, placed for an industrial issuer whose bond rating is “AA” or the equivalent, from a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the rate of interest in effect for the applicable period will be the rate of interest in effect on such Commercial Paper Rate Determination Date.
          “Money Market Yield” shall be a yield calculated in accordance with the following formula:

Money Market Yield =	D x 360	x 100
360-(D X M)
          where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the Index Maturity specified on the face hereof.
          The interest rate for each such Interest Rate Date shall be the Commercial Paper Rate plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.
Determination of Treasury Rate
          Unless otherwise specified in the applicable Pricing Supplement if the Base Rate specified on the face hereof is the Treasury Rate, the “Treasury Rate” means, with respect to any Treasury Rate Determination Date (as defined below), the rate for the auction held on such Treasury Rate Determination Date of direct obligations of the United States (“Treasury bills”) having the Index Maturity specified on the face hereof, as published in H.15(519) under the heading “U.S. Government Securities-Treasury bills-auction average (investment)” or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury for Treasury bills on such Treasury Rate Determination Date having the Index Maturity specified on the face hereof. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, the rate of interest for the applicable period will be the rate of interest in effect on such Treasury Rate Determination Date.
          The “Treasury Rate Determination Date” will be the day of the week in which the related Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Date Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Note whose Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date.
          The interest rate for each such Interest Reset Date shall be the Treasury Rate plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.
Registration of Transfer and Exchange
          This Note is transferable or exchangeable by the registered owner hereof, in person or by his attorney duly authorized in writing, on the register maintained by the Fiscal Agent for such purpose (the “Note Register”), in the manner and subject to the limitations provided in the Fiscal Agency Agreement and upon surrender and cancellation of this Note. Upon any such transfer or exchange of a Note, a new Note or Notes of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee or to the registered owner, as the case may be. NIB and the Fiscal Agent may deem and treat the registered owner of this Note as the absolute owner (notwithstanding any notice of ownership or writing hereon made by anyone other than NIB or the Fiscal Agent) for the purposes of receiving payment of or on account of this Note and for all other purposes, whether or not this Note shall be overdue.
          NIB covenants at all times so long as this Note (or any successor Note) shall be outstanding to maintain in the Borough of Manhattan, City and State of New York, United States of America, an office or agency for the registration and registration of transfer, as aforesaid, and for the payment of the principal of and any premium and interest on the Notes. NIB and the Fiscal Agent shall not (i) register the transfer of or exchange this Note which has matured or has been called for redemption in whole or in part, except the unredeemed portion of this Note being redeemed in part, (ii) register the transfer of or exchange this Note during the period beginning at the opening of business 15 days before the mailing of a notice of redemption and ending at the close of business on the day of such mailing or (iii) if this Note is a Global Note, register the transfer of or exchange any Global Note in violation of the legend on the face of this Global

Note. NIB will require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with any registration of transfer or exchange or issuance of any new Note, any expenses of delivery by other than first class mail, but no service charge shall be made for any registration of transfer or exchange of Notes.
          NIB has appointed the Fiscal Agent as its paying and transfer agent for the Notes.
Event of Default
          In case of (i) default in any payment of principal of or interest on any Note and its continuance for a period of 30 days or (ii) default in the performance of any other covenant contained in any Note and the continuance of such default for a period of 60 days after written notice thereof shall have been given to NIB by any Holder (each an “Event of Default”), then in any such Event of Default the Holders of not less than 25% in principal amount of the Notes then outstanding, upon written notice to NIB and the Fiscal Agent, may declare the principal amount (or, in the case of an Original Issue Discount Note or an Indexed Note, the Amortized Face Amount or principal amount determined in accordance with the terms hereof, respectively), of this Note to be due and payable immediately, together with interest hereon accrued to the date of actual payment, unless prior to the time when the Fiscal Agent receives such Notice, such Event of Default shall have been cured by NIB. No periodic evidence as to the absence of defaults is required to be furnished by NIB.
Replacement of Notes
          In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft or destruction hereof (together with such indemnity and such other documents or proof as may be required by NIB or the Fiscal Agent) shall be delivered to the principal corporate trust office of the Fiscal Agent, a new Note of like tenor and principal amount will be issued by NIB in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of this Note.
          In case this Note which has matured or is about to mature shall become mutilated, destroyed, lost or stolen, NIB may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except if the Note has become mutilated) upon compliance by the owner of this Note with the provisions specified in the above paragraph.
Modification of Terms
          NIB may modify any of the terms or provisions contained in the Notes in any way with the written consent of the Holders of not less than 66-2/3% in principal amount then outstanding of the Notes containing such terms or provisions; provided that (i) if any such modification would change the terms of payment in respect of any Note or the amount of any payment, the consent of the Holder of such Note is required, and (ii) if any such modification would reduce the aforesaid percentage needed for authorization of such modification, the consent of the Holders of all the Notes at the time outstanding is required.

Notices
          As more fully provided in the Fiscal Agency Agreement, whenever the Fiscal Agency Agreement or this Note requires that NIB or the Fiscal Agent give notice to the registered Holder hereof, the Fiscal Agent or NIB will cause such notice to be mailed to such Holder at his address as set forth in the Note Register or sent via facsimile transmission to such number as the Fiscal Agent shall have furnished to NIB.
Governing Law; Waiver
          This Note shall be governed by, and interpreted in accordance with, the laws of the State of New York, except with respect to its authorization and execution by and on behalf of NIB and any other matters required to be governed by the 2004 Agreement, which came into force on January 1, 2005 (the “2004 Agreement”), and the Statutes of NIB, as amended.
          As more fully set forth in the Fiscal Agency Agreement and except as limited therein, NIB has appointed the Consul General of Sweden as its authorized agent upon which process may be served in any action arising out of or based on the Notes which may be instituted in any State or Federal court in the City of New York, and NIB hereby expressly accepts the jurisdiction of any such court in respect of any such action. NIB hereby agrees to keep such appointment in force at all times while this or any other Note shall be outstanding. NIB hereby waives (to the extent permitted by law and the 2004 Agreement) irrevocably any immunity from jurisdiction to which it might otherwise be entitled in any action arising out of or based upon the Notes, which may be duly instituted in any court of the State of New York or of the United States of America, in either case located in The City of New York by the holder of a Note; provided, however, that this waiver shall not extend to actions brought under the United States Federal securities laws. This waiver is intended to be effective without any further act by NIB before any such court, and introduction of a true copy of the Fiscal Agency Agreement into evidence shall be conclusive and final evidence of such waiver.
          Pursuant to the 2004 Agreement, NIB has full legal capacity to enter into agreements, to acquire and dispose of immovable and movable property, and to be a party to legal proceedings before courts of law and other authorities. Except as provided above, nothing in this Note shall operate as or be construed to constitute a waiver, renunciation or any other modification of any privilege or immunity of NIB under Articles 5, 6 and 7 of the 2004 Agreement or under any applicable law.
In particular, each Holder of the Notes is taken to have acknowledged that, in accordance with the 2004 Agreement:
     (i) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from execution of judgment or decree by judicial or administrative authority before such judgment or decree is final;
     (ii) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from search, requisition, confiscation and expropriation by executive or legislative action;

     (iii) NIB, its property and assets shall be immune from procedural measure of constraint such as seizure; and
     (iv) the premises and archives of NIB and all documents belonging to it or held by it are inviolable.

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
ASSIGNMENT
FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto                      [name and address of assignee] the within Note and all rights thereunder, hereby irrevocably constituting and appointing                     to transfer said Note on the books of NIB, with full power of substitution in the premises.
Dated:
                                                                           Signature:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement, or any change whatever.

OPTION TO ELECT REPAYMENT
The undersigned hereby irrevocably request(s) and instruct(s) NIB to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at

(Please print or typewrite name and address of the undersigned).
For this Note to be repaid, the Fiscal Agent must receive at 111 Wall Street, 5th Floor, New York, New York 10043, or at such other place or places of which NIB shall from time to time notify the Holder of this Note, not more than 60 nor less than 45 days (unless otherwise provided in the relevant Pricing Supplement) prior to an Optional Repayment Date, if any, shown on the face of this Note, this Note with this “Option to Elect Repayment” form duly completed.
If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of U.S. $1,000, or if this Note is denominated in a currency other than U.S. dollars, in amounts such that the principal amount remaining outstanding after such repayments shall be an Authorized Denomination set forth on the face hereof) which the Holder elects to have repaid and specify the denomination or denominations (each of which shall be U.S. $1,000 or an integral multiple of U.S. $1,000, or, if this Note is denominated in a currency other than U.S. dollars, an Authorized Denomination set forth on the face hereof) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$ Dated
NOTICE: The signature(s) on Option to Elect Repayment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

No. FL-	PRINCIPAL AMOUNT
EXHIBIT G
Form of Face of Note
Nordic Investment Bank

MEDIUM-TERM NOTE, SERIES D (144A FLOATING RATE)	CUSIP NO.
Due Not Less Than Nine Months from Date of Issue
THE NOTES REPRESENTED BY THIS GLOBAL NOTE HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES, AND, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE ORIGINAL ISSUE DATE HEREOF, MAY BE TRANSFERRED ONLY PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AS SET FORTH BELOW.
BY PURCHASING ANY NOTES IN RESPECT OF WHICH THIS GLOBAL NOTE IS ISSUED (OR ANY BENEFICIAL INTEREST OR PARTICIPATION THEREIN) ON ITS OWN BEHALF AND ON BEHALF OF ANY ACCOUNT FOR WHICH IT IS PURCHASING A NOTE OR ANY BENEFICIAL INTEREST OR PARTICIPATION THEREIN, EACH HOLDER THEREOF (1) REPRESENTS FOR THE BENEFIT OF NIB AND FOR ANY AGENT OR SELLER WITH RESPECT TO SUCH NOTES THAT IT IS THE SOLE BENEFICIAL OWNER OF THE NOTES REPRESENTED HEREBY OR IS PURCHASING SUCH NOTES FOR ONE OR MORE ACCOUNTS MAINTAINED BY IT OR OVER WHICH IT EXERCISES SOLE INVESTMENT DISCRETION AND THAT EITHER (A) IT AND ANY SUCH ACCOUNT ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) AND ARE NOT PURCHASING SUCH NOTES FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, OR (B) IT AND ANY SUCH ACCOUNT ARE (OR ARE PURCHASING SUCH NOTES FOR THE BENEFIT OF) QUALIFIED INSTITUTIONAL BUYERS (“QIBS”) AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, (2) ACKNOWLEDGES THAT SUCH NOTES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD, RESOLD OR DELIVERED IN THE UNITED STATES EXCEPT PURSUANT TO AN EXEMPTION FROM SUCH ACT IN ACCORDANCE WITH THE TERMS HEREOF, (3) AGREES TO NOTIFY ANY SUBSEQUENT TRANSFEREE OF THE TRANSFER RESTRICTIONS SET OUT HEREIN AND THAT IT WILL BE A CONDITION TO SUCH TRANSFER THAT THE TRANSFEREE WILL BE DEEMED TO MAKE THE REPRESENTATIONS SET OUT HEREIN, AND (4) AGREES, FOR THE BENEFIT OF NIB, THAT SUCH NOTES MAY ONLY BE OFFERED, SOLD, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DELIVERED (A) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT OR (B) TO A PERSON WHO THE SELLER REASONABLY BELIEVES TO BE A QIB THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

I-1

PROSPECTIVE PURCHASERS ARE HEREBY NOTIFIED THAT THE SELLERS OF THE NOTES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A.
EACH HOLDER OF THIS GLOBAL NOTE OR AN INTEREST HEREIN AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.
BY ITS PURCHASE AND HOLDING OF A NOTE, EACH PURCHASER AND EACH TRANSFEREE WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED EITHER THAT (A) IT IS NOT AND WILL NOT BE AN EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) AND SUBJECT TO SECTION 406 OF ERISA, OR A PLAN AS DEFINED IN SECTION 4975(E)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (“CODE”) AND SUBJECT TO SECTION 4975 OF THE CODE, OR A GOVERNMENTAL PLAN OR CHURCH PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR AN ENTITY WHOSE ASSETS ARE TREATED AS ASSETS OF ANY SUCH PLAN OR (B) ITS PURCHASE, HOLDING AND DISPOSITION OF A NOTE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR PROVISIONS OF ANY FEDERAL, STATE OR LOCAL LAW.
THIS NOTE MAY NOT BE OFFERED OR SOLD IN DENOMINATIONS OF LESS THAN $100,000 (OR AN AMOUNT NOT LESS THAN THE EQUIVALENT THEREOF IN ANY FOREIGN CURRENCY OR CURRENCY UNIT) (THE “MINIMUM DENOMINATION”) AND MAY NOT BE EXCHANGED FOR A NOTE OR NOTES IN DENOMINATIONS OF LESS THAN THE MINIMUM DENOMINATION.
UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO NIB OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT IS MADE TO CEDE & CO., NY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     If this Note is designated below as a Global Note, the following shall apply: Unless and until it is exchanged in whole or in part for a Certificated Note, and then only to the extent so exchanged, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (“DTC”) (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an

G-2

authorized representative of DTC and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, Cede & Co., has an interest herein.

Issue Price: %	Maximum	Payment in Specified
	Interest Rate:	Currency only
Yes ___No___
(Only applicable if Specified
Currency is other than
U.S. dollars)

Original	Minimum	Authorized Denominations:
(Only applicable if other
than U.S. $100,000
Issue Date:	Interest Rate:	and any integral multiple
thereof or if Specified
Currency if other than U.S.
dollars)

Stated Maturity Date:		Redemption Price(s):

Base Rate:	Interest Reset Dates:

Initial	Interest Reset Period	Yield to Maturity:

Index Maturity:	Interest Payment Dates:

	Option to elect	Optional Repayment Price(s):
Redemption
Yes___No___

Spread (plus or minus):	Optional Redemption
Date(s):

Option to elect Repayment
Yes___No___

Spread	Optional Repayment	Exchange Rate Agent:
(Only applicable if
Specified Currency is
other than U.S. dollars)

Multiplier:	Date(s):

Specified Currency:	Relevant Screen Page
(for LIBOR Notes only):
Reuters Screen_____

G-3

Telerate
Other

Indexed Note:		Calculation Agent:
Yes No
Index:
Manner of Determining
Indexed Principal
Amount:
Manner of Determining
Indexed Coupon
Amount:
Global        or Certificated

G-4

     Nordic Investment Bank (“NIB”), for value received, hereby promises to pay to                                         , or registered assigns, the principal sum of                                          on the Maturity Date specified above (the “Maturity Date”) and to pay interest on said principal sum at the Initial Interest Rate per annum specified above from and including the original Issue Date specified above (the “Original Issue Date”) until the first interest Reset Date specified above following the Original Issue Date and thereafter at the Base Rate specified above, determined in accordance with the provisions on the reverse hereof, adjusted by the Spread and/or Spread Multiplier, if any, specified above, until said principal sum is paid or duly provided for in accordance with the terms hereof; provided, however, that (except as set forth on the reverse hereof in the case of a Note the Base Rate of which is LIBOR) any payment of principal, premium or interest required to be made on a day that is not a Business Day may be made on the next succeeding Business Day, and if payment is so made, no additional interest shall accrue as a result of such delayed payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date specified above (each an “Interest Payment Date”), will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the fifteenth day next preceding such Interest Payment Date (the “Holder”), whether or not a Business Day (a “Record Date”); except that, if the Original Issue Date of this Note occurs between a Record Date and the next succeeding Interest Payment Date, the first payment of interest on this Note will be made on the second Interest Payment Date succeeding the Original Issue Date.
     Any interest or premium payable at maturity or upon earlier redemption or repayment will be paid to the person to whom the principal hereof is paid. For purposes of this Note, “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulations to be closed in New York City, and that (a) if such Note is a Foreign Currency Note (other than a Note denominated in Euro), is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in the Specified Currency for such Note in the Relevant Financial Center and in any other city or cities specified in the applicable Pricing Supplement; and (b) if such Note is denominated in Euro, is a day (i) on which the Trans-European Automated Real-time Gross settlement Express Transfer (referred to as the TARGET System) system is operating; and (c) is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in any city or cities specified in the applicable Pricing Supplement. “Relevant Financial Center” means, with respect to any Foreign Currency Note, the financial center or centers of the country issuing the Specified Currency for such Note, as specified in the applicable Pricing Supplement.
     The principal hereof and any premium and interest hereon are payable by NIB in such coin or currency specified above as at the time of payment shall be legal tender for the payment of public and private debts (the “Specified Currency”). In the case of a Foreign Currency Note, NIB or its agent will (unless otherwise specified on the face hereof) arrange to have all payments in respect hereof converted into U.S. dollars in the manner described on the reverse hereof; provided, however, that if U.S. dollars are not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond NIB’s control, then the holder hereof will receive payments in the Specified Currency until U.S. dollars are again available for making such payments. Notwithstanding the foregoing, the holder hereof

G-5

may, if so indicated above, elect to receive all such payments in the Specified Currency by delivery of a written request to the Fiscal Agent (as defined on the reverse hereof) not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Fiscal Agent received not later than fifteen calendar days prior to the applicable payment date. If the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond NIB’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then NIB will be entitled (but shall not be required) to make all payments in respect of such Note in U.S. dollars until such currency is again available, or so used. If NIB chooses so to make such payments, any amounts payable in such currency on any date will be converted to U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency by the Exchange Rate Agent or as otherwise indicated in the applicable Pricing Supplement.
     Payments of interest in U.S. dollars (other than interest payable at maturity or upon earlier repayment or redemption) will be made by check of the Fiscal Agent mailed to the address of the person entitled thereto as such address shall appear on the Note Register on the applicable Record Date or to such other address in the United States as any such person shall designate to the Fiscal Agent in writing not later than the relevant Record Date; provided that, if the Holder hereof is the Holder of U.S. $10,000,000 or more in aggregate principal amount of Notes (or the equivalent thereof in a currency or composite currencies other than U.S. dollars, determined as provided on the reverse hereof) having the same Interest Payment Dates, such payments will be made by wire transfer of immediately available funds to the Holder’s account if appropriate wire transfer instructions have been received in writing by the Fiscal Agent not less than fifteen days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments of principal and any premium and interest in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Fiscal Agent, and all such payments will be made by the Fiscal Agent by wire transfer of immediately available funds to an account with a financial institution located in the Relevant Financial Center (or, if the foreign currency is Euro, located in any financial center in a member state of the European Monetary Union), or other jurisdiction acceptable to NIB and the Fiscal Agent, as shall have been designated at least fifteen Business Days prior to the applicable Interest Payment Date by the Holder. The principal hereof and any premium and interest hereon payable at maturity or upon earlier redemption or repayment will be paid in immediately available funds upon surrender of this Note at the office of the Fiscal Agent located in The City of New York, or at such other office or agency as the Fiscal Agent may designate.
     If this Note is a Global Note, principal, any premium and interest payments on Book-Entry Notes (as defined on the reverse hereof) represented by this Global Note will be made by NIB to the Fiscal Agent for the account of DTC or its nominee.
     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

G-6

     This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as Fiscal Agent.

G-7

     IN WITNESS WHEREOF, Nordic Investment Bank has caused this Note to be executed with the facsimile signatures of the Chairman of its Board of Directors and its President, all in The City of New York, State of New York, United States of America.
Dated:

Nordic Investment Bank

By

Chairman of the Board of Directors

By

President
CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Fiscal Agency Agreement.
Dated:

CITIBANK, N.A., as Fiscal Agent

By

Authorized Signatory

G-8

Form of Reverse of Note
Nordic Investment Bank
MEDIUM-TERM NOTE, SERIES D
(144A FLOATING RATE)
General
          This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount to U.S. $10,000,000,000, or the equivalent thereof in other currencies or composite currencies. The U.S. dollar equivalent of Notes denominated in currencies or composite currencies other than U.S. dollars will be determined by the Exchange Rate Agent (the “Exchange Rate Agent”) on the basis of the noon buying rate for cable transfers in New York City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable issue dates. The Notes will be represented by either one or more global securities in fully registered form without coupons (the “Global Notes”) delivered to the Fiscal Agent (as defined below), as custodian for The Depository Trust Company (“DTC”), and recorded in the book-entry system maintained by DTC (a “Book-Entry Note”) or a certificate in fully registered form delivered to the Holder hereof or a Person designated by such Holder (a “Certificated Note”). References herein to “Notes” shall mean, collectively, the Certificated Notes and the Global Notes representing the Book-Entry Notes. Book-Entry Notes will not be exchangeable for Certificated Notes and, except under the circumstances described below, will not otherwise be issuable as Certificated Notes. NIB, for the benefit of the Holders and owners from time to time of the Notes, has entered into a Fiscal Agency Agreement, dated as of May 22, 2007 (the “Fiscal Agency Agreement”) with Citibank, N.A. as Fiscal Agent (in such capacity, and any duly appointed successor thereto in such capacity, the “Fiscal Agent”), copies of which are on file and may be examined at the corporate trust office of the Fiscal Agent located in The City of New York. Reference is hereby made to the Fiscal Agency Agreement and any amendments thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Fiscal Agent, NIB and the Holders and owners of the Notes. The Notes, as specified on the respective faces thereof, may be issued in various principal amounts and currencies, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, and may otherwise vary.
          NIB may in its sole discretion and upon 45 days written notice delivered to the Fiscal Agent determine that Book-Entry Notes issued in whole or in part in the form of a Global Note shall no longer be represented by such Global Note and, in such event, will issue individual Certificated Notes in replacement of the Global Note representing such Book-Entry Notes. In any such instance, an owner of a beneficial interest in a Global Note will be entitled to physical delivery of individual Certificated Notes equal in aggregate principal or face amount to such beneficial interest and to have such Certificated Notes registered in its name.
          This Note will not be subject to any sinking fund.

I-1

Denominations
          The authorized denominations of Notes denominated in U.S. dollars will be U.S. $100,000 and any larger amount that is an integral multiple of U.S. $1,000 (unless a higher minimum denomination is set forth on the face thereof). The authorized denominations of Notes denominated in a currency or composite currency other than U.S. dollars will be not less than the equivalent of U.S. $100,000 and integral multiples of $1,000 in excess thereof.
Status
          The Notes are direct, unconditional and unsecured obligations of NIB ranking pari passu without any preference among themselves and equally with all other unsecured indebtedness (other than subordinated indebtedness) of NIB from time to time outstanding.
Taxation
          All payments of principal, premium, if any, and interest on the debt securities will be subject to any fiscal or other laws and regulations applicable thereto. NIB has no obligation to pay any Holder any additional amounts as a result of any possible withholding or deduction for taxes pursuant to any such law and/or regulations.
          NIB shall have the right to require the registered owner hereof, as a condition of the payment of the principal hereof and any premium or interest hereon, to present at such place as NIB or the Fiscal Agent, as the case may be, shall designate a certificate in such form as NIB may from time to time prescribe, to enable NIB and the Fiscal Agent to determine their duties and liabilities with respect to (i) any taxes, assessments or governmental charges which NIB or the Fiscal Agent may be required to deduct or withhold from payments in respect hereof under any present or future law of the United States or the Member Countries or any regulation of any taxing authority thereof and (ii) any reporting or other requirements under such laws or regulations. NIB and the Fiscal Agent shall be entitled to determine their duties and liabilities with respect to such deduction, withholding, reporting or other requirements on the basis of information contained in such certificate or, if no certificate shall be presented, on the basis of any presumption created by any such law or regulation and shall be entitled to act in accordance with such determination.
Redemption
          If so specified on the face hereof, this Note may be redeemed at the option of NIB in whole or in part on the Optional Redemption Date or Dates specified on the face hereof, in the case of Book-Entry Notes, by facsimile transmission to DTC in accordance with agreed upon procedures and, in the case of Certificated Notes, upon the mailing by the Fiscal Agent by first-class mail, postage prepaid, or via facsimile transmission to such number as the Fiscal Agent shall have furnished to NIB, of a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption, unless otherwise provided in the relevant Pricing Supplement, to the Holder hereof at its last registered address appearing in the Note Register, at the applicable Redemption Price specified on the face hereof, together in each case with accrued interest, if any, to the date fixed for redemption.

          Any Note called for redemption shall become due and payable on the date specified in such notice (herein called the “redemption date”), and upon presentation and surrender of such Note at the place or places specified in such notice, such Note shall be paid at the Redemption Price together with accrued interest, if any, to the redemption date. From and after the redemption date (unless NIB shall default in the payment of the Redemption Price and accrued interest), if money for the redemption of this Note shall have been made available as provided herein, this Note shall cease to bear interest and the only right of the Holder hereof shall be to receive payment respectively of the Redemption Price and all unpaid interest accrued to the redemption date, as provided above. If any such Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the date of redemption at the rate borne by such Note.
          Any Note which is to be redeemed only in part shall be surrendered to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, having identical terms and conditions, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the Note so surrendered.
          If this Note is an Original Issue Discount Note (other than an Indexed Note), anything to the contrary notwithstanding, the amount payable in the event of (A) repayment at the option of the Holder or redemption, in lieu of the principal amount due at the maturity hereof, shall be the Amortized Face Amount (as defined below) of this Note as of the date fixed for repayment or redemption and (B) acceleration of maturity, shall be the aggregate principal amount of this Note multiplied by the sum of the Issue Price hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Original Issue Date hereof to the date of declaration of acceleration, which amortization shall be calculated using the “interest method” (computed in accordance with generally accepted accounting principles in effect on the date of declaration of acceleration). The “Amortized Face Amount” of this Note shall be the amount equal to (a) the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the Issue Price and the principal amount hereof that has accrued at the Yield to Maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount of this Original Issue Discount Note exceed its stated principal amount.
Repayment
          If so specified on the face hereof, this Note may be repaid at the option of the Holder of such Note in whole or in part on any Optional Repayment Date specified on the face hereof, provided that the Fiscal Agent receives, at least 45 but not more than 60 days prior to the date fixed for repayment, unless otherwise provided in the relevant Pricing Supplement, (i) such Note with the form entitled “Option to Elect Repayment” on the reverse thereof duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of such Note, the principal amount of such Note to be repaid, the certificate number or description of the tenor and terms of such Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be repaid with the form entitled “Option to Elect Repayment” on the reverse of the Note duly completed will be received by the Fiscal Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter.
          Upon surrender of any Note for repayment, such Note shall become due and payable on the date of repayment (herein called the “repayment date”), and the Fiscal Agent shall pay such Note on the repayment date at a price equal to (i) in the case of a Note other than an Original Issue Discount Note, the Optional Repayment Price applicable to such repayment date plus interest, if any, accrued to the date of repayment or (ii) in the case of OID Notes, the Amortized Face Amount thereof.
          If any Note is to be repaid only in part, the Holder of such Note shall specify the portion thereof to be repaid and shall surrender such Note to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in a principal amount equal to and in exchange for the unrepaid portion of the Note so surrendered.
Payments
          If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Exchange Rate Agent based on the most favorable firm bid quotation for U.S. dollars received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date, from three (or if three are not available, then two) recognized foreign exchange dealers in the City of New York selected by the Exchange Rate Agent for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable in U.S. dollars on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, or if on such payment date U.S. dollars are unavailable for making payments on any such Note due to the imposition of exchange controls or to other circumstances beyond NIB’s control, then notwithstanding any such election, NIB may make payments on such payment date in the Specified Currency until U.S. dollars are again available for making such payments; provided, however, if any payment in respect of a Note is to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then NIB will be entitled (but shall not be required) to make all payments in respect of this Note in U.S. dollars until such currency is again available or so used. If NIB chooses to make such payments in U.S. dollars, any amounts payable in the Specified Currency on any date will be converted to U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency by the Exchange Rate Agent or as otherwise indicated on the face hereof.
          If any payment in respect of this Note is to be made in Euro and Euro are unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control or the Euro is no longer used in the European Monetary Union, then all payments shall be made in U.S. dollars until Euro are again available or so used. The amount of such payment in U.S. dollars shall be computed by the Exchange Rate Agent on the basis of the Market Exchange Rate for Euro or as otherwise indicated on the face hereof.
          The interest payable hereon on each Interest Payment Date will include accrued interest from, and including, the Original Issue Date or the last date to which interest has been paid, as the case may be, to, but excluding, such Interest Payment Date; provided, however, that if the interest rate is reset daily or weekly, interest payable shall be the accrued interest from, and including, the Original Issue Date or the last date to which interest has been paid, as the case may be, to, but excluding, the Record Date (as defined on the face hereof) immediately preceding such Interest Payment Date, except that at maturity, the interest payable will include interest accrued to, but excluding, the Maturity Date. Accrued interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate or LIBOR, or by the actual number of days in the year if the Base Rate specified on the face hereof is the Treasury Rate or as specified in the applicable Pricing Supplement. For purposes of making the foregoing calculation, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. All percentages resulting from any calculation of the rate of interest hereon will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency or currency unit amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).
          Unless otherwise indicated on the face hereof, interest will be payable, if this Note resets daily, weekly, or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, on the third Wednesday of the two months specified on the face hereof; and if this Note resets annually, on the third Wednesday of the month specified on the face hereof, and in each case, at maturity. Unless otherwise specified on the face hereof, if any Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day.
          Unless otherwise specified on the face hereof, the date or dates on which interest hereon will be reset (each an “Interest Reset Date”) will be, if this Note resets daily, each Business Day; if the Base Rate specified on the face hereof is other than the Treasury Rate and this Note resets weekly, the Wednesday of each week; if the Base Rate specified on the face hereof is the Treasury Rate and this Note resets weekly, the Tuesday of each week (except as provided below); if this Note resets monthly, the third Wednesday of each month; if this Note resets quarterly, the third Wednesday of March, June, September and December; if this Note resets semi-annually, the third Wednesday of the two months specified on the face hereof; and if this Note resets annually, the third Wednesday of the month specified on the face hereof; provided, however, that (i) the interest rate in effect from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof and (ii) the interest rate in effect for the ten days immediately prior to maturity will be that in effect on the tenth day preceding maturity. Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. Commencing with the first Interest Reset Date following the Original Issue Date and thereafter upon each succeeding Interest Reset Date, the rate at which interest hereon is payable shall be adjusted as specified above; provided, however, that if any Interest Reset Date would otherwise fall on a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day. The “Calculation Date” pertaining to any Commercial Paper Determination Date and any Treasury Rate Determination Date (each as defined below) will be the first to occur of either (a) the tenth calendar day after such interest determination date or, if any such day is not a Business Day, the next succeeding Business Day, or (b) the Business Day preceding the applicable Interest Payment Date or the Stated Maturity Date (or the date of redemption or repayment, if any), as the case may be.
          Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below. Unless otherwise specified on the face hereof, the Fiscal Agent shall be the calculation agent (the “Calculation Agent”). At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate which will become effective on the next Interest Reset Date.
          The calculation by the Calculation Agent of any rate of interest or any interest amount shall, in the absence of manifest error, be final and binding on NIB and the Holder hereof.
Determination of LIBOR
          Unless otherwise specified in the applicable Pricing Supplement, if the Base Rate specified on the face hereof is LIBOR, with respect to LIBOR indexed to the offered rates for U.S. dollar deposits, “LIBOR” for each Interest Reset Date will be determined by the Calculation Agent as follows:
     (i) The Calculation Agent will determine the offered rate (or, if more than one such rate is quoted, the arithmetic mean of the offered rates) in the relevant currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, which appear on the Relevant Screen Page as of 11:00 A.M., London time, on the second London Banking Day (or, if the specified currency is in euro, on the second TARGET Settlement Day) prior to (or, if the Specified Currency on the face hereof is Sterling, on) the Interest Reset Date (a “LIBOR Determination Date”).

“Relevant Screen Page” means the page on the Reuter Money 3000 Service (or such other services or service as may be nominated as the information vendor for the purpose of displaying the specified page on the respective services or such other page as may replace that page on that service or such other service or services, in all cases for the purpose of displaying comparable rates in succession thereto) as set forth in the applicable Pricing Supplement. “London Banking Day” means a day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London and “Target Settlement Day” means a day on which the TARGET System is operating;
     (ii) if no such offered rate for deposits so appears (or, as the case may require, if fewer than two such rates so appear), the Calculation Agent will request appropriate quotations and will determine the arithmetic mean of the rates at which deposits in the relevant currency are offered by four leading banks in the London interbank market, as selected by the Calculation Agent, at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period of the duration of the Index Maturity and in an amount that is representative for a single transaction in the relevant market at the relevant time; and
     (iii) if fewer than two offered rates are so quoted, the Calculation Agent will determine the arithmetic mean of the rates quoted by leading banks in the Relevant Financial Center specified in the applicable Pricing Supplement, as selected by the Calculation Agent and agreed with NIB, at approximately 11:00 a.m., Relevant Financial Center time, on the LIBOR Determination Date for loans in the relevant currency to major European banks for a period of the duration of the Index Maturity and in an amount that is representative for a single transaction in the relevant market at the relevant time.
provided, however, that if the Calculation Agent is unable to determine LIBOR in accordance with the above provisions, LIBOR for such Interest Reset Period will be LIBOR as last determined prior to such LIBOR Determination Date.
          The interest rate for each such Interest Reset Date shall be LIBOR plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.
Determination of Commercial Paper Rate
          Unless otherwise specified in the applicable Pricing Supplement, if the Base Rate specified on the face hereof is the Commercial Paper Rate, the “Commercial Paper Rate” will be determined by the Calculation Agent as of the second Business Day prior to each Interest Reset Date (a “Commercial Paper Rate Determination Date”) and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published by the Board of Governors of the Federal Reserve System in “Statistical Release H.l5(519), Selected Interest Rates” (“H.15(519)”), or any successor publication, under the heading “Commercial Paper”. In the event that such rate is not published prior to 3:00 P.M., New York City time, on the Calculation Date, then the Commercial Paper Rate shall be the Money Market

Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release “Composite 3:30 P.M. Quotations for U.S. Government Securities” (“Composite Quotations”) under the heading “Commercial Paper”. If by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof, placed for an industrial issuer whose bond rating is “AA” or the equivalent, from a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the rate of interest in effect for the applicable period will be the rate of interest in effect on such Commercial Paper Rate Determination Date.
          “Money Market Yield” shall be a yield calculated in accordance with the following formula:

Money Market Yield	=	D x 360 360 — (D X M)	x 100
where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the Index Maturity specified on the face hereof.
          The interest rate for each such Interest Rate Date shall be the Commercial Paper Rate plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.
Determination of Treasury Rate
          Unless otherwise specified in the applicable Pricing Supplement if the Base Rate specified on the face hereof is the Treasury Rate, the “Treasury Rate” means, with respect to any Treasury Rate Determination Date (as defined below), the rate for the auction held on such Treasury Rate Determination Date of direct obligations of the United States (“Treasury bills”) having the Index Maturity specified on the face hereof, as published in H.15(519) under the heading “U.S. Government Securities-Treasury bills-auction average (investment)” or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury for Treasury bills on such Treasury Rate Determination Date having the Index Maturity specified on the face hereof. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, the rate of interest for the applicable period will be the rate of interest in effect on such Treasury Rate Determination Date.
          The “Treasury Rate Determination Date” will be the day of the week in which the related Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Date Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Note whose Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date.
          The interest rate for each such Interest Reset Date shall be the Treasury Rate plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.
Registration of Transfer and Exchange
          This Note is transferable or exchangeable by the registered owner hereof, in person or by his attorney duly authorized in writing, on the register maintained by the Fiscal Agent for such purpose (the “Note Register”), in the manner and subject to the limitations provided in the Fiscal Agency Agreement and upon surrender and cancellation of this Note. Upon any such transfer or exchange of a Note, a new Note or Notes of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee or to the registered owner, as the case may be, provided, however, that the amount shall be at least U.S. $100,000 or the equivalent in foreign currency or composite currency. NIB and the Fiscal Agent may deem and treat the registered owner of this Note as the absolute owner (notwithstanding any notice of ownership or writing hereon made by anyone other than NIB or the Fiscal Agent) for the purposes of receiving payment of or on account of this Note and for all other purposes, whether or not this Note shall be overdue.
          NIB covenants at all times so long as this Note (or any successor Note) shall be outstanding to maintain in the Borough of Manhattan, City and State of New York, United States of America, an office or agency for the registration and registration of transfer, as aforesaid, and for the payment of the principal of and any premium and interest on the Notes. NIB and the Fiscal Agent shall not (i) register the transfer of or exchange this Note which has matured or has been called for redemption in whole or in part, except the unredeemed portion of this Note being redeemed in part, (ii) register the transfer of or exchange this Note during the period beginning at the opening of business 15 days before the mailing of a notice of redemption and ending at the close of business on the day of such mailing or (iii) if this Note is a Global Note, register the transfer of or exchange any Global Note in violation of the legend on the face of this Global Note. NIB will require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with any registration of transfer or exchange or issuance of any new Note, any expenses of delivery by other than first class mail, but no service charge shall be made for any registration of transfer or exchange of Notes.
          NIB has appointed the Fiscal Agent as its paying and transfer agent for the Notes.
Event of Default
          In case of (i) default in any payment of principal of or interest on any Note and its continuance for a period of 30 days or (ii) default in the performance of any other covenant contained in any Note and the continuance of such default for a period of 60 days after written notice thereof shall have been given to NIB by any Holder (each an “Event of Default”), then in any such Event of Default the Holders of not less than 25% in principal amount of the Notes then outstanding, upon written notice to NIB and the Fiscal Agent, may declare the principal amount (or, in the case of an Original Issue Discount Note or an Indexed Note, the Amortized Face Amount or principal amount determined in accordance with the terms hereof, respectively), of this Note to be due and payable immediately, together with interest hereon accrued to the date of actual payment, unless prior to the time when the Fiscal Agent receives such Notice, such Event of Default shall have been cured by NIB. No periodic evidence as to the absence of defaults is required to be furnished by NIB.
Replacement of Notes
          In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft or destruction hereof (together with such indemnity and such other documents or proof as may be required by NIB or the Fiscal Agent) shall be delivered to the principal corporate trust office of the Fiscal Agent, a new Note of like tenor and principal amount will be issued by NIB in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of this Note.
          In case this Note which has matured or is about to mature shall become mutilated, destroyed, lost or stolen, NIB may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except if the Note has become mutilated) upon compliance by the owner of this Note with the provisions specified in the above paragraph.
Modification of Terms
          NIB may modify any of the terms or provisions contained in the Notes in any way with the written consent of the Holders of not less than 66-2/3% in principal amount then outstanding of the Notes containing such terms or provisions; provided that (i) if any such modification would change the terms of payment in respect of any Note or the amount of any payment, the consent of the Holder of such Note is required, and (ii) if any such modification would reduce the aforesaid percentage needed for authorization of such modification, the consent of the Holders of all the Notes at the time outstanding is required.

Notices
          As more fully provided in the Fiscal Agency Agreement, whenever the Fiscal Agency Agreement or this Note requires that NIB or the Fiscal Agent give notice to the registered Holder hereof, the Fiscal Agent or NIB will cause such notice to be mailed to such Holder at his address as set forth in the Note Register or sent via facsimile transmission to such number as the Fiscal Agent shall have furnished to NIB.
Governing Law; Waiver
          This Note shall be governed by, and interpreted in accordance with, the laws of the State of New York, except with respect to its authorization and execution by and on behalf of NIB and any other matters required to be governed by the 2004 Agreement, which came into force on January 1, 2005 (the “2004 Agreement”), and the Statutes of NIB, as amended.
          As more fully set forth in the Fiscal Agency Agreement and except as limited therein, NIB has appointed the Consul General of Sweden as its authorized agent upon which process may be served in any action arising out of or based on the Notes which may be instituted in any State or Federal court in the City of New York, and NIB hereby expressly accepts the jurisdiction of any such court in respect of any such action. NIB hereby agrees to keep such appointment in force at all times while this or any other Note shall be outstanding. NIB hereby waives (to the extent permitted by law and the 2004 Agreement) irrevocably any immunity from jurisdiction to which it might otherwise be entitled in any action arising out of or based upon the Notes, which may be duly instituted in any court of the State of New York or of the United States of America, in either case located in The City of New York by the holder of a Note; provided, however, that this waiver shall not extend to actions brought under the United States Federal securities laws. This waiver is intended to be effective without any further act by NIB before any such court, and introduction of a true copy of the Fiscal Agency Agreement into evidence shall be conclusive and final evidence of such waiver.
          Pursuant to the 2004 Agreement, NIB has full legal capacity to enter into agreements, to acquire and dispose of immovable and movable property, and to be a party to legal proceedings before courts of law and other authorities. Except as provided above, nothing in this Note shall operate as or be construed to constitute a waiver, renunciation or any other modification of any privilege or immunity of NIB under Articles 5, 6 and 7 of the 2004 Agreement or under any applicable law.
          In particular, each Holder of the Notes is taken to have acknowledged that, in accordance with the 2004 Agreement:
     (i) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from execution of judgment or decree by judicial or administrative authority before such judgment or decree is final;
     (ii) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from search, requisition, confiscation and expropriation by executive or legislative action;

     (iii) NIB, its property and assets shall be immune from procedural measure of constraint such as seizure; and
     (vi) the premises and archives of NIB and all documents belonging to it or held by it are inviolable.

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
ASSIGNMENT
     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto                                                              [name and address of assignee] the within Note and all rights thereunder, hereby irrevocably constituting and appointing                      to transfer said Note on the books of NIB, with full power of substitution in the premises.
Dated:

Signature:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement, or any change whatever.

OPTION TO ELECT REPAYMENT
The undersigned hereby irrevocably request(s) and instruct(s) NIB to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at

(Please print or typewrite name and address of the undersigned).
For this Note to be repaid, the Fiscal Agent must receive at 111 Wall Street, 5th Floor, New York, New York 10043, or at such other place or places of which NIB shall from time to time notify the Holder of this Note, not more than 60 nor less than 45 days (unless otherwise provided in the relevant Pricing Supplement) prior to an Optional Repayment Date, if any, shown on the face of this Note, this Note with this “Option to Elect Repayment” form duly completed.
If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of U.S. $100,000, or if this Note is denominated in a currency other than U.S. dollars, in amounts such that the principal amount remaining outstanding after such repayments shall be an Authorized Denomination set forth on the face hereof) which the Holder elects to have repaid and specify the denomination or denominations (each of which shall be U.S. $1,000 or an integral multiple of U.S. $1,000, or, if this Note is denominated in a currency other than U.S. dollars, an Authorized Denomination set forth on the face hereof) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$

Dated	NOTICE: The signature(s) on Option to Elect Repayment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT H
FORM OF REGISTERED INDEXED NOTE

REGISTERED	PRINCIPAL
No. IX-	AMOUNT
Form of Face of Note
Nordic Investment Bank

MEDIUM-TERM NOTE, SERIES D	CUSIP NO.
(REGISTERED INDEXED)
Due Not Less Than Nine Months from Date of Issue
     If this Note is designated below as a Global Note, the following shall apply: Unless and until it is exchanged in whole or in part for a Certificated Note, and then only to the extent so exchanged, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (“DTC”) (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, Cede & Co., has an interest herein.
          [Terms of indexed note to be inserted here].

H-1

          Nordic Investment Bank (“NIB”), for value received, hereby promises to pay to                                                             , or registered assigns, the principal sum of                                          on the Maturity Date specified above (the “Maturity Date”) [and to pay interest on said principal sum at the [insert interest rate terms, if any] specified above from and including the original Issue Date specified above (the “Original Issue Date”) until the [insert additional terms, if any]]; provided, however, that (except as set forth on the reverse hereof in the case of a Note the Base Rate of which is LIBOR) any payment of principal, premium or interest required to be made on a day that is not a Business Day may be made on the next succeeding Business Day, and if payment is so made, no additional interest shall accrue as a result of such delayed payment. Any interest payable will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the fifteenth day preceding such interest payment date (the “Holder”), whether or not a Business Day (a “Record Date”); except that, if the Original Issue Date of this Note occurs between a Record Date and the next succeeding interest payment date, the first payment of interest on this Note will be made on the second interest payment date succeeding the Original Issue Date.
          Any interest or premium payable at maturity or upon earlier redemption or repayment will be paid to the person to whom the principal hereof is paid. For purposes of this Note, “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulations to be closed in New York City, and that (a) if such Note is a Foreign Currency Note (other than a Note denominated in Euro), is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in the Specified Currency for such Note in the Relevant Financial Center and in any other city or cities specified in the applicable Pricing Supplement; and (b) if such Note is denominated in Euro, is a day (i) on which the Trans-European Automated Real-time Gross settlement Express Transfer (referred to as the TARGET System) system is operating; and (c) is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in any city or cities specified in the applicable Pricing Supplement. “Relevant Financial Center” means, with respect to any Foreign Currency Note, the financial center or centers of the country issuing the Specified Currency for such Note, as specified in the applicable Pricing Supplement.
          The principal hereof and any premium and interest hereon are payable by NIB in such coin or currency specified above as at the time of payment shall be legal tender for the payment of public and private debts (the “Specified Currency”). In the case of a Foreign Currency Note, NIB or its agent will (unless otherwise specified on the face hereof) arrange to have all payments in respect hereof converted into U.S. dollars in the manner described on the reverse hereof; provided, however, that if U.S. dollars are not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond NIB’s control, then the holder hereof will receive payments in the Specified Currency until U.S. dollars are again available for making such payments. Notwithstanding the foregoing, the holder hereof may, if so indicated above, elect to receive all such payments in the Specified Currency by delivery of a written request to the Fiscal Agent (as defined on the reverse hereof) not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Fiscal Agent received not later than fifteen calendar days prior to the applicable payment date. If the Specified Currency is not available for making

H-2

payments in respect hereof due to the imposition of exchange controls or other circumstances beyond NIB’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then NIB will be entitled (but shall not be required) to make all payments in respect of such Note in U.S. dollars until such currency is again available, or so used. If NIB chooses so to make such payments, any amounts payable in such currency on any date will be converted to U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency by the Exchange Rate Agent or as otherwise indicated in the applicable Pricing Supplement.
          Payments of interest in U.S. dollars (other than interest payable at maturity or upon earlier repayment or redemption) will be made by check of the Fiscal Agent mailed to the address of the person entitled thereto as such address shall appear on the Note Register on the applicable Record Date or to such other address in the United States as any such person shall designate to the Fiscal Agent in writing not later than the relevant Record Date; provided that, if the Holder hereof is the Holder of U.S. $10,000,000 or more in aggregate principal amount of Notes (or the equivalent thereof in a currency or composite currencies other than U.S. dollars, determined as provided on the reverse hereof) having the same Interest Payment Dates, such payments will be made by wire transfer of immediately available funds to the Holder’s account if appropriate wire transfer instructions have been received in writing by the Fiscal Agent not less than fifteen days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments of principal and any premium and interest in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Fiscal Agent, and all such payments will be made by the Fiscal Agent by wire transfer of immediately available funds to an account with a financial institution located in the Relevant Financial Center (or, if the foreign currency is Euro, located in any financial center in a member state of the European Monetary Union), or other jurisdiction acceptable to NIB and the Fiscal Agent, as shall have been designated at least fifteen Business Days prior to the applicable Interest Payment Date by the Holder. The principal hereof and any premium and interest hereon payable at maturity or upon earlier redemption or repayment will be paid in immediately available funds upon surrender of this Note at the office of the Fiscal Agent located in The City of New York, or at such other office or agency as the Fiscal Agent may designate.
          If this Note is a Global Note, principal, any premium and interest payments on Book-Entry Notes (as defined on the reverse hereof) represented by this Global Note will be made by NIB to the Fiscal Agent for the account of DTC or its nominee.
          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.
          This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as Fiscal Agent.
          Terms used but not defined herein shall have the meaning assigned to them in the Fiscal Agency Agreement.

H-3

          IN WITNESS WHEREOF, Nordic Investment Bank has caused this Note to be executed with the facsimile signatures of the Chairman of its Board of Directors and its President, all in The City of New York, State of New York, United States of America.
Dated:

Nordic Investment Bank

By

Chairman of the Board of Directors

By

President
CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Fiscal Agency Agreement.
Dated:

CITIBANK, N.A., as Fiscal Agent

By

Authorized Signatory

H-4

Form of Reverse of Note
Nordic Investment Bank
MEDIUM-TERM NOTE, SERIES D
(REGISTERED INDEXED)
General
          This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount to U.S. $10,000,000,000, or the equivalent thereof in other currencies or composite currencies. The U.S. dollar equivalent of Notes denominated in currencies or composite currencies other than U.S. dollars will be determined by the Exchange Rate Agent (the “Exchange Rate Agent”) on the basis of the noon buying rate for cable transfers in New York City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable issue dates. The Notes will be represented by either one or more global securities in fully registered form without coupons (the “Global Notes”) delivered to the Fiscal Agent (as defined below), as custodian for The Depository Trust Company (“DTC”), and recorded in the book-entry system maintained by DTC (a “Book-Entry Note”) or a certificate in fully registered form delivered to the Holder hereof or a Person designated by such Holder (a “Certificated Note”). References herein to “Notes” shall mean, collectively, the Certificated Notes and the Global Notes representing the Book-Entry Notes. Book-Entry Notes will not be exchangeable for Certificated Notes and, except under the circumstances described below, will not otherwise be issuable as Certificated Notes. NIB, for the benefit of the Holders and owners from time to time of the Notes, has entered into a Fiscal Agency Agreement, dated as of May 22, 2007 (the “Fiscal Agency Agreement”) with Citibank, N.A. as Fiscal Agent (in such capacity, and any duly appointed successor thereto in such capacity, the “Fiscal Agent”), copies of which are on file and may be examined at the corporate trust office of the Fiscal Agent located in The City of New York. Reference is hereby made to the Fiscal Agency Agreement and any amendments thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Fiscal Agent, NIB and the Holders and owners of the Notes. The Notes, as specified on the respective faces thereof, may be issued in various principal amounts and currencies, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, and may otherwise vary.
          NIB may in its sole discretion and upon 45 days written notice delivered to the Fiscal Agent determine that Book-Entry Notes issued in whole or in part in the form of a Global Note shall no longer be represented by such Global Note and, in such event, will issue individual Certificated Notes in replacement of the Global Note representing such Book-Entry Notes. In any such instance, an owner of a beneficial interest in a Global Note will be entitled to physical delivery of individual Certificated Notes equal in aggregate principal or face amount to such beneficial interest and to have such Certificated Notes registered in its name.
          This Note will not be subject to any sinking fund.

Denominations
          The authorized denominations of Notes denominated in U.S. dollars will be U.S. $1,000 and any larger amount that is an integral multiple of U.S. $1,000 (unless a higher minimum denomination is set forth on the face thereof). The authorized denominations of Notes denominated in a currency other than U.S. dollars will be as set forth on the respective faces thereof.
Status
          The Notes are direct, unconditional and unsecured obligations of NIB ranking pari passu without any preference among themselves and equally with all other unsecured indebtedness (other than subordinated indebtedness) of NIB from time to time outstanding.
Taxation
          All payments of principal, premium, if any, and interest on the debt securities will be subject to any fiscal or other laws and regulations applicable thereto. NIB has no obligation to pay any Holder any additional amounts as a result of any possible withholding or deduction for taxes pursuant to any such law and/or regulations.
          NIB shall have the right to require the registered owner hereof, as a condition of the payment of the principal hereof and any premium or interest hereon, to present at such place as NIB or the Fiscal Agent, as the case may be, shall designate a certificate in such form as NIB may from time to time prescribe, to enable NIB and the Fiscal Agent to determine their duties and liabilities with respect to (i) any taxes, assessments or governmental charges which NIB or the Fiscal Agent may be required to deduct or withhold from payments in respect hereof under any present or future law of the United States or the Member Countries or any regulation of any taxing authority thereof and (ii) any reporting or other requirements under such laws or regulations. NIB and the Fiscal Agent shall be entitled to determine their duties and liabilities with respect to such deduction, withholding, reporting or other requirements on the basis of information contained in such certificate or, if no certificate shall be presented, on the basis of any presumption created by any such law or regulation and shall be entitled to act in accordance with such determination.
Redemption
          If so specified on the face hereof, this Note may be redeemed at the option of NIB in whole or in part on the Optional Redemption Date or Dates specified on the face hereof, in the case of Book-Entry Notes, by facsimile transmission to DTC in accordance with agreed upon procedures and, in the case of Certificated Notes, upon the mailing by the Fiscal Agent by first-class mail, postage prepaid, or via facsimile transmission to such number as the Fiscal Agent shall have furnished to NIB, of a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption, unless otherwise provided in the relevant Pricing Supplement, to the Holder hereof at its last registered address appearing in the Note Register, at the applicable Redemption Price specified on the face hereof, together in each case with accrued interest, if any, to the date fixed for redemption.

          Any Note called for redemption shall become due and payable on the date specified in such notice (herein called the “redemption date”), and upon presentation and surrender of such Note at the place or places specified in such notice, such Note shall be paid at the Redemption Price together with accrued interest, if any, to the redemption date. From and after the redemption date (unless NIB shall default in the payment of the Redemption Price and accrued interest), if money for the redemption of this Note shall have been made available as provided herein, this Note shall cease to bear interest and the only right of the Holder hereof shall be to receive payment respectively of the Redemption Price and all unpaid interest accrued to the redemption date, as provided above. If any such Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the date of redemption at the rate borne by such Note.
          Any Note which is to be redeemed only in part shall be surrendered to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, having identical terms and conditions, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the Note so surrendered.
Repayment
          If so specified on the face hereof, this Note may be repaid at the option of the Holder of such Note in whole or in part on any Optional Repayment Date specified on the face hereof, provided that the Fiscal Agent receives, at least 45 but not more than 60 days prior to the date fixed for repayment, unless otherwise provided in the relevant Pricing Supplement, (i) such Note with the form entitled “Option to Elect Repayment” on the reverse thereof duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of such Note, the principal amount of such Note to be repaid, the certificate number or description of the tenor and terms of such Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be repaid with the form entitled “Option to Elect Repayment” on the reverse of the Note duly completed will be received by the Fiscal Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter.
          Upon surrender of any Note for repayment, such Note shall become due and payable on the date of repayment (herein called the “repayment date”), and the Fiscal Agent shall pay such Note on the repayment date at a price equal to (i) in the case of a Note other than an Original Issue Discount Note, the Optional Repayment Price applicable to such repayment date plus interest, if any, accrued to the date of repayment, (ii) in the case of OID Notes, the Amortized Face Amount thereof or (iii) as otherwise specified on the face hereof.
          If any Note is to be repaid only in part, the Holder of such Note shall specify the portion thereof to be repaid and shall surrender such Note to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in a principal amount equal to and in exchange for the unrepaid portion of the Note so surrendered.
Payments
          If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Exchange Rate Agent based on the most favorable firm bid quotation for U.S. dollars received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date, from three (or if three are not available, then two) recognized foreign exchange dealers in the City of New York selected by the Exchange Rate Agent for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable in U.S. dollars on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, or if on such payment date U.S. dollars are unavailable for making payments on any such Note due to the imposition of exchange controls or to other circumstances beyond NIB’s control, then notwithstanding any such election, NIB may make payments on such payment date in the Specified Currency until U.S. dollars are again available for making such payments; provided, however, if any payment in respect of a Note is to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then NIB will be entitled (but shall not be required) to make all payments in respect of this Note in U.S. dollars until such currency is again available or so used. If NIB chooses to make such payments in U.S. dollars, any amounts payable in the Specified Currency on any date will be converted to U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency by the Exchange Rate Agent or as otherwise indicated on the face hereof.
          If any payment in respect of this Note is to be made in Euro and Euro are unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control or the Euro is no longer used in the European Monetary Union, then all payments shall be made in U.S. dollars until Euro are again available or so used. The amount of such payment in U.S. dollars shall be computed by the Exchange Rate Agent on the basis of the Market Exchange Rate for Euro or as otherwise indicated on the face hereof.
          Unless otherwise specified on the face hereof, the interest payable hereon, if any, on each interest payment date will include accrued interest from, and including, the Original Issue Date or the last date to which interest has been paid, as the case may be, to, but excluding, such interest payment date; provided, however, that if the interest rate is reset daily or weekly, interest payable shall be the accrued interest from, and including, the Original Issue Date or the last date to which interest has been paid, as the case may be, to, but excluding, the Record Date (as defined on the face hereof) immediately preceding such interest payment date, except that at maturity, the interest payable will include interest accrued to, but excluding, the Maturity Date. Accrued interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate or LIBOR, or by the actual number of days in the year if the Base Rate specified on the face hereof is the Treasury Rate or as specified in the applicable Pricing Supplement. For purposes of making the foregoing calculation, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. All percentages resulting from any calculation of the rate of interest hereon will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency or currency unit amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).
          Unless otherwise indicated on the face hereof, interest will be payable, if this Note resets daily, weekly, or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, on the third Wednesday of the two months specified on the face hereof; and if this Note resets annually, on the third Wednesday of the month specified on the face hereof, and in each case, at maturity. Unless otherwise specified on the face hereof, if any Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day.
          Unless otherwise specified on the face hereof, the date or dates on which interest hereon will be reset (each an “Interest Reset Date”) will be, if this Note resets daily, each Business Day; if the Base Rate specified on the face hereof is other than the Treasury Rate and this Note resets weekly, the Wednesday of each week; if the Base Rate specified on the face hereof is the Treasury Rate and this Note resets weekly, the Tuesday of each week (except as provided below); if this Note resets monthly, the third Wednesday of each month; if this Note resets quarterly, the third Wednesday of March, June, September and December; if this Note resets semi-annually, the third Wednesday of the two months specified on the face hereof; and if this Note resets annually, the third Wednesday of the month specified on the face hereof; provided, however, that (i) the interest rate in effect from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof and (ii) the interest rate in effect for the ten days immediately prior to maturity will be that in effect on the tenth day preceding maturity. Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. Commencing with the first Interest Reset Date following the Original Issue Date and thereafter upon each succeeding Interest Reset Date, the rate at which interest hereon is payable shall be adjusted as specified above; provided, however, that if any Interest Reset Date would otherwise fall on a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day. The “Calculation Date” pertaining to any Commercial Paper Determination Date and any Treasury Rate Determination Date (each as defined below) will be the first to occur of either (a) the tenth calendar day after such interest determination date or, if any such day is not a Business Day, the next succeeding Business Day, or (b) the Business Day preceding the applicable Interest Payment Date or the Stated Maturity Date (or the date of redemption or repayment, if any), as the case may be.
          Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below. Unless otherwise specified on the face hereof, the Fiscal Agent shall be the calculation agent (the “Calculation Agent”). At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate which will become effective on the next Interest Reset Date.
          The calculation by the Calculation Agent of any rate of interest or any interest amount shall, in the absence of manifest error, be final and binding on NIB and the Holder hereof.
Determination of LIBOR
          Unless otherwise specified in the applicable Pricing Supplement, if the Base Rate specified on the face hereof is LIBOR, with respect to LIBOR indexed to the offered rates for U.S. dollar deposits, “LIBOR” for each Interest Reset Date will be determined by the Calculation Agent as follows:
     (i) The Calculation Agent will determine the offered rate (or, if more than one such rate is quoted, the arithmetic mean of the offered rates) in the relevant currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, which appear on the Relevant Screen Page as of 11:00 A.M., London time, on the second London Banking Day (or, if the specified currency is in euro, on the second TARGET Settlement Day) prior to (or, if the Specified Currency on the face hereof is Sterling, on) the Interest Reset Date (a “LIBOR Determination Date”). “Relevant Screen Page” means the page on the Reuter Money 3000 Service (or such other services or service as may be nominated as the information vendor for the purpose of displaying the specified page on the respective services or such other page as may replace that page on that service or such other service or services, in all cases for the purpose of displaying comparable rates in succession thereto) as set forth in the applicable Pricing Supplement. “London Banking Day” means a day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London and “Target Settlement Day” means a day on which the TARGET System is operating;
     (ii) if no such offered rate for deposits so appears (or, as the case may require, if fewer than two such rates so appear), the Calculation Agent will request appropriate quotations and will determine the arithmetic mean of the rates at which deposits in the relevant currency are offered by four leading banks in the London interbank market, as selected by the Calculation Agent, at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period of the duration of the Index Maturity and in an amount that is representative for a single transaction in the relevant market at the relevant time; and
     (iii) if fewer than two offered rates are so quoted, the Calculation Agent will determine the arithmetic mean of the rates quoted by leading banks in the Relevant Financial Center specified in the applicable Pricing Supplement, as selected by the Calculation Agent and agreed with NIB, at approximately 11:00 a.m., Relevant Financial Center time, on the LIBOR Determination Date for loans in the relevant currency to major European banks for a period of the duration of the Index Maturity and in an amount that is representative for a single transaction in the relevant market at the relevant time.
provided, however, that if the Calculation Agent is unable to determine LIBOR in accordance with the above provisions, LIBOR for such Interest Reset Period will be LIBOR as last determined prior to such LIBOR Determination Date.
          The interest rate for each such Interest Reset Date shall be LIBOR plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.
Determination of Commercial Paper Rate
          Unless otherwise specified in the applicable Pricing Supplement, if the Base Rate specified on the face hereof is the Commercial Paper Rate, the “Commercial Paper Rate” will be determined by the Calculation Agent as of the second Business Day prior to each Interest Reset Date (a “Commercial Paper Rate Determination Date”) and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published by the Board of Governors of the Federal Reserve System in “Statistical Release H.l5(519), Selected Interest Rates” (“H.15(519)”), or any successor publication, under the heading “Commercial Paper”. In the event that such rate is not published prior to 3:00 P.M., New York

City time, on the Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release “Composite 3:30 P.M. Quotations for U.S. Government Securities” (“Composite Quotations”) under the heading “Commercial Paper”. If by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof, placed for an industrial issuer whose bond rating is “AA” or the equivalent, from a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the rate of interest in effect for the applicable period will be the rate of interest in effect on such Commercial Paper Rate Determination Date.
     “Money Market Yield” shall be a yield calculated in accordance with the following formula:

Money Market Yield =	D x 360	x 100

360 – (D X M)
where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the Index Maturity specified on the face hereof.
          The interest rate for each such Interest Rate Date shall be the Commercial Paper Rate plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.
Determination of Treasury Rate
          Unless otherwise specified in the applicable Pricing Supplement if the Base Rate specified on the face hereof is the Treasury Rate, the “Treasury Rate” means, with respect to any Treasury Rate Determination Date (as defined below), the rate for the auction held on such Treasury Rate Determination Date of direct obligations of the United States (“Treasury bills”) having the Index Maturity specified on the face hereof, as published in H.15(519) under the heading “U.S. Government Securities-Treasury bills-auction average (investment)” or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury for Treasury bills on such Treasury Rate Determination Date having the Index Maturity specified on the face hereof. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, the rate of interest for the applicable period will be the rate of interest in effect on such Treasury Rate Determination Date.
          The “Treasury Rate Determination Date” will be the day of the week in which the related Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Date Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Note whose Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date.
          The interest rate for each such Interest Reset Date shall be the Treasury Rate plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.
Registration of Transfer and Exchange
          This Note is transferable or exchangeable by the registered owner hereof, in person or by his attorney duly authorized in writing, on the register maintained by the Fiscal Agent for such purpose (the “Note Register”), in the manner and subject to the limitations provided in the Fiscal Agency Agreement and upon surrender and cancellation of this Note. Upon any such transfer or exchange of a Note, a new Note or Notes of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee or to the registered owner, as the case may be. NIB and the Fiscal Agent may deem and treat the registered owner of this Note as the absolute owner (notwithstanding any notice of ownership or writing hereon made by anyone other than NIB or the Fiscal Agent) for the purposes of receiving payment of or on account of this Note and for all other purposes, whether or not this Note shall be overdue.
          NIB covenants at all times so long as this Note (or any successor Note) shall be outstanding to maintain in the Borough of Manhattan, City and State of New York, United States of America, an office or agency for the registration and registration of transfer, as aforesaid, and for the payment of the principal of and any premium and interest on the Notes. NIB and the Fiscal Agent shall not (i) register the transfer of or exchange this Note which has matured or has been called for redemption in whole or in part, except the unredeemed portion of this Note being redeemed in part, (ii) register the transfer of or exchange this Note during the period beginning at the opening of business 15 days before the mailing of a notice of redemption and ending at the close of business on the day of such mailing or (iii) if this Note is a Global Note, register the transfer of or exchange any Global Note in violation of the legend on the face of this Global Note. NIB will require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with any registration of transfer or exchange or issuance of any new Note, any expenses of delivery by other than first class mail, but no service charge shall be made for any registration of transfer or exchange of Notes.
          NIB has appointed the Fiscal Agent as its paying and transfer agent for the Notes.
Event of Default
          In case of (i) default in any payment of principal of or interest on any Note and its continuance for a period of 30 days or (ii) default in the performance of any other covenant contained in any Note and the continuance of such default for a period of 60 days after written notice thereof shall have been given to NIB by any Holder (each an “Event of Default”), then in any such Event of Default the Holders of not less than 25% in principal amount of the Notes then outstanding, upon written notice to NIB and the Fiscal Agent, may declare the principal amount (or, in the case of an Original Issue Discount Note or an Indexed Note, the Amortized Face Amount or principal amount determined in accordance with the terms hereof, respectively), of this Note to be due and payable immediately, together with interest hereon accrued to the date of actual payment, unless prior to the time when the Fiscal Agent receives such Notice, such Event of Default shall have been cured by NIB. No periodic evidence as to the absence of defaults is required to be furnished by NIB.
Replacement of Notes
          In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft or destruction hereof (together with such indemnity and such other documents or proof as may be required by NIB or the Fiscal Agent) shall be delivered to the principal corporate trust office of the Fiscal Agent, a new Note of like tenor and principal amount will be issued by NIB in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of this Note.
          In case this Note which has matured or is about to mature shall become mutilated, destroyed, lost or stolen, NIB may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except if the Note has become mutilated) upon compliance by the owner of this Note with the provisions specified in the above paragraph.
Modification of Terms
          NIB may modify any of the terms or provisions contained in the Notes in any way with the written consent of the Holders of not less than 66-2/3% in principal amount then outstanding of the Notes containing such terms or provisions; provided that (i) if any such modification would change the terms of payment in respect of any Note or the amount of any payment, the consent of the Holder of such Note is required, and (ii) if any such modification would reduce the aforesaid percentage needed for authorization of such modification, the consent of the Holders of all the Notes at the time outstanding is required.

Notices
          As more fully provided in the Fiscal Agency Agreement, whenever the Fiscal Agency Agreement or this Note requires that NIB or the Fiscal Agent give notice to the registered Holder hereof, the Fiscal Agent or NIB will cause such notice to be mailed to such Holder at his address as set forth in the Note Register or sent via facsimile transmission to such number as the Fiscal Agent shall have furnished to NIB.
Governing Law; Waiver
          This Note shall be governed by, and interpreted in accordance with, the laws of the State of New York, except with respect to its authorization and execution by and on behalf of NIB and any other matters required to be governed by the 2004 Agreement, which came into force on January 1, 2005 (the “2004 Agreement”), and the Statutes of NIB, as amended.
          As more fully set forth in the Fiscal Agency Agreement and except as limited therein, NIB has appointed the Consul General of Sweden as its authorized agent upon which process may be served in any action arising out of or based on the Notes which may be instituted in any State or Federal court in the City of New York, and NIB hereby expressly accepts the jurisdiction of any such court in respect of any such action. NIB hereby agrees to keep such appointment in force at all times while this or any other Note shall be outstanding. NIB hereby waives (to the extent permitted by law and the 2004 Agreement) irrevocably any immunity from jurisdiction to which it might otherwise be entitled in any action arising out of or based upon the Notes, which may be duly instituted in any court of the State of New York or of the United States of America, in either case located in The City of New York by the holder of a Note; provided, however, that this waiver shall not extend to actions brought under the United States Federal securities laws. This waiver is intended to be effective without any further act by NIB before any such court, and introduction of a true copy of the Fiscal Agency Agreement into evidence shall be conclusive and final evidence of such waiver.
          Section 35. Pursuant to the 2004 Agreement, NIB has full legal capacity to enter into agreements, to acquire and dispose of immovable and movable property, and to be a party to legal proceedings before courts of law and other authorities. Except as provided above, nothing in this Note shall operate as or be construed to constitute a waiver, renunciation or any other modification of any privilege or immunity of NIB under Articles 5, 6 and 7 of the 2004 Agreement or under any applicable law.
          Section 36. In particular, each Holder of the Notes is taken to have acknowledged that, in accordance with the 2004 Agreement:
     (i) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from execution of judgment or decree by judicial or administrative authority before such judgment or decree is final;
     (ii) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from search, requisition, confiscation and expropriation by executive or legislative action;

     (iii) NIB, its property and assets shall be immune from procedural measure of constraint such as seizure; and
     (i) the premises and archives of NIB and all documents belonging to it or held by it are inviolable.

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
ASSIGNMENT
     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto                                                              [name and address of assignee] the within Note and all rights thereunder, hereby irrevocably constituting and appointing                                          to transfer said Note on the books of NIB, with full power of substitution in the premises.
Dated:

Signature:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement, or any change whatever.

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) NIB to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at

(Please print or typewrite name and address of the undersigned).
For this Note to be repaid, the Fiscal Agent must receive at 111 Wall Street, 5th Floor, New York, New York 10043, or at such other place or places of which NIB shall from time to time notify the Holder of this Note, not more than 60 nor less than 45 days (unless otherwise provided in the relevant Pricing Supplement) prior to an Optional Repayment Date, if any, shown on the face of this Note, this Note with this “Option to Elect Repayment” form duly completed.
          If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of U.S. $1,000, or, if this Note is denominated in a currency other than U.S. dollars, in amounts such that the principal amount remaining outstanding after such repayments shall be an Authorized Denomination set forth on the face hereof) which the Holder elects to have repaid and specify the denomination or denominations (each of which shall be U.S. $1,000 or an integral multiple of U.S. $1,000, or, if this Note is denominated in a currency other than U.S. dollars, an Authorized Denomination set forth on the face hereof) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$
Dated

NOTICE: The signature(s) on Option to Elect Repayment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT I
FORM OF 144A INDEXED NOTE

PRINCIPAL
No. IX-	AMOUNT
Form of Face of Note
Nordic Investment Bank

MEDIUM-TERM NOTE, SERIES D	CUSIP NO.___
(144A INDEXED)
Due Not Less Than Nine Months from Date of Issue
THE NOTES REPRESENTED BY THIS GLOBAL NOTE HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES, AND, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE ORIGINAL ISSUE DATE HEREOF, MAY BE TRANSFERRED ONLY PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AS SET FORTH BELOW.
BY PURCHASING ANY NOTES IN RESPECT OF WHICH THIS GLOBAL NOTE IS ISSUED (OR ANY BENEFICIAL INTEREST OR PARTICIPATION THEREIN) ON ITS OWN BEHALF AND ON BEHALF OF ANY ACCOUNT FOR WHICH IT IS PURCHASING A NOTE OR ANY BENEFICIAL INTEREST OR PARTICIPATION THEREIN, EACH HOLDER THEREOF (1) REPRESENTS FOR THE BENEFIT OF NIB AND FOR ANY AGENT OR SELLER WITH RESPECT TO SUCH NOTES THAT IT IS THE SOLE BENEFICIAL OWNER OF THE NOTES REPRESENTED HEREBY OR IS PURCHASING SUCH NOTES FOR ONE OR MORE ACCOUNTS MAINTAINED BY IT OR OVER WHICH IT EXERCISES SOLE INVESTMENT DISCRETION AND THAT EITHER (A) IT AND ANY SUCH ACCOUNT ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) AND ARE NOT PURCHASING SUCH NOTES FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, OR (B) IT AND ANY SUCH ACCOUNT ARE (OR ARE PURCHASING SUCH NOTES FOR THE BENEFIT OF) QUALIFIED INSTITUTIONAL BUYERS (“QIBS”) AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, (2) ACKNOWLEDGES THAT SUCH NOTES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD, RESOLD OR DELIVERED IN THE UNITED STATES EXCEPT PURSUANT TO AN EXEMPTION FROM SUCH ACT IN ACCORDANCE WITH THE TERMS HEREOF, (3) AGREES TO NOTIFY ANY SUBSEQUENT TRANSFEREE OF THE TRANSFER RESTRICTIONS SET OUT HEREIN AND THAT IT WILL BE A CONDITION TO SUCH TRANSFER THAT THE TRANSFEREE WILL BE DEEMED TO MAKE THE REPRESENTATIONS SET OUT HEREIN, AND (4) AGREES, FOR THE BENEFIT OF NIB, THAT SUCH NOTES MAY ONLY BE OFFERED, SOLD, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DELIVERED (A) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT OR (B) TO A PERSON WHO THE SELLER REASONABLY BELIEVES TO BE A QIB THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON

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RULE 144A OR PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.
PROSPECTIVE PURCHASERS ARE HEREBY NOTIFIED THAT THE SELLERS OF THE NOTES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A.
EACH HOLDER OF THIS GLOBAL NOTE OR AN INTEREST HEREIN AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.
BY ITS PURCHASE AND HOLDING OF A NOTE, EACH PURCHASER AND EACH TRANSFEREE WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED EITHER THAT (A) IT IS NOT AND WILL NOT BE AN EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) AND SUBJECT TO SECTION 406 OF ERISA, OR A PLAN AS DEFINED IN SECTION 4975(E)(1) OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (“CODE”) AND SUBJECT TO SECTION 4975 OF THE CODE, OR A GOVERNMENTAL PLAN OR CHURCH PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR AN ENTITY WHOSE ASSETS ARE TREATED AS ASSETS OF ANY SUCH PLAN OR (B) ITS PURCHASE, HOLDING AND DISPOSITION OF A NOTE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY SUBSTANTIALLY SIMILAR PROVISIONS OF ANY FEDERAL, STATE OR LOCAL LAW.
THIS NOTE MAY NOT BE OFFERED OR SOLD IN DENOMINATIONS OF LESS THAN $100,000 (OR AN AMOUNT NOT LESS THAN THE EQUIVALENT THEREOF IN ANY FOREIGN CURRENCY OR CURRENCY UNIT) (THE “MINIMUM DENOMINATION”) AND MAY NOT BE EXCHANGED FOR A NOTE OR NOTES IN DENOMINATIONS OF LESS THAN THE MINIMUM DENOMINATION.
UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO NIB OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT IS MADE TO CEDE & CO., NY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     If this Note is designated below as a Global Note, the following shall apply: Unless and until it is exchanged in whole or in part for a Certificated Note, and then only to the extent so exchanged, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such Depositary. Unless this certificate is presented by an authorized

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representative of The Depository Trust Company (“DTC”) (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, Cede & Co., has an interest herein.
[Terms of indexed note to be inserted here].

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          Nordic Investment Bank (“NIB”), for value received, hereby promises to pay to                                         , or registered assigns, the principal sum of                                          on the Maturity Date specified above (the “Maturity Date”) [and to pay interest on said principal sum at the [insert interest rate terms, if any] specified above from and including the original Issue Date specified above (the “Original Issue Date”) until the [insert additional terms, if any]]; provided, however, that (except as set forth on the reverse hereof in the case of a Note the Base Rate of which is LIBOR) any payment of principal, premium or interest required to be made on a day that is not a Business Day may be made on the next succeeding Business Day, and if payment is so made, no additional interest shall accrue as a result of such delayed payment. Any interest payable will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the fifteenth day preceding such interest payment date (the “Holder”), whether or not a Business Day (a “Record Date”); except that, if the Original Issue Date of this Note occurs between a Record Date and the next succeeding interest payment date, the first payment of interest on this Note will be made on the second interest payment date succeeding the Original Issue Date.
          Any interest or premium payable at maturity or upon earlier redemption or repayment will be paid to the person to whom the principal hereof is paid. For purposes of this Note, “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulations to be closed in New York City, and that (a) if such Note is a Foreign Currency Note (other than a Note denominated in Euro), is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in the Specified Currency for such Note in the Relevant Financial Center and in any other city or cities specified in the applicable Pricing Supplement; and (b) if such Note is denominated in Euro, is a day (i) on which the Trans-European Automated Real-time Gross settlement Express Transfer (referred to as the TARGET System) system is operating; and (c) is a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in any city or cities specified in the applicable Pricing Supplement. “Relevant Financial Center” means, with respect to any Foreign Currency Note, the financial center or centers of the country issuing the Specified Currency for such Note, as specified in the applicable Pricing Supplement.
          The principal hereof and any premium and interest hereon are payable by NIB in such coin or currency specified above as at the time of payment shall be legal tender for the payment of public and private debts (the “Specified Currency”). In the case of a Foreign Currency Note, NIB or its agent will (unless otherwise specified on the face hereof) arrange to have all payments in respect hereof converted into U.S. dollars in the manner described on the reverse hereof; provided, however, that if U.S. dollars are not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond NIB’s control, then the holder hereof will receive payments in the Specified Currency until U.S. dollars are again available for making such payments. Notwithstanding the foregoing, the holder hereof may, if so indicated above, elect to receive all such payments in the Specified Currency by delivery of a written request to the Fiscal Agent (as defined on the reverse hereof) not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Fiscal Agent received not later than fifteen calendar days prior to the applicable payment date. If the Specified Currency is not available for making

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payments in respect hereof due to the imposition of exchange controls or other circumstances beyond NIB’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then NIB will be entitled (but shall not be required) to make all payments in respect of such Note in U.S. dollars until such currency is again available, or so used. If NIB chooses so to make such payments, any amounts payable in such currency on any date will be converted to U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency by the Exchange Rate Agent or as otherwise indicated in the applicable Pricing Supplement.
          Payments of interest in U.S. dollars (other than interest payable at maturity or upon earlier repayment or redemption) will be made by check of the Fiscal Agent mailed to the address of the person entitled thereto as such address shall appear on the Note Register on the applicable Record Date or to such other address in the United States as any such person shall designate to the Fiscal Agent in writing not later than the relevant Record Date; provided that, if the Holder hereof is the Holder of U.S. $10,000,000 or more in aggregate principal amount of Notes (or the equivalent thereof in a currency or composite currencies other than U.S. dollars, determined as provided on the reverse hereof) having the same Interest Payment Dates, such payments will be made by wire transfer of immediately available funds to the Holder’s account if appropriate wire transfer instructions have been received in writing by the Fiscal Agent not less than fifteen days prior to the applicable Interest Payment Date. Simultaneously with any election by the Holder hereof to receive payments of principal and any premium and interest in the Specified Currency (if other than U.S. dollars), such Holder shall provide appropriate wire transfer instructions to the Fiscal Agent, and all such payments will be made by the Fiscal Agent by wire transfer of immediately available funds to an account with a financial institution located in the Relevant Financial Center (or, if the foreign currency is Euro, located in any financial center in a member state of the European Monetary Union), or other jurisdiction acceptable to NIB and the Fiscal Agent, as shall have been designated at least fifteen Business Days prior to the applicable Interest Payment Date by the Holder. The principal hereof and any premium and interest hereon payable at maturity or upon earlier redemption or repayment will be paid in immediately available funds upon surrender of this Note at the office of the Fiscal Agent located in The City of New York, or at such other office or agency as the Fiscal Agent may designate.
          If this Note is a Global Note, principal, any premium and interest payments on Book-Entry Notes (as defined on the reverse hereof) represented by this Global Note will be made by NIB to the Fiscal Agent for the account of DTC or its nominee.
          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.
          This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as Fiscal Agent.
          Terms used but not defined herein shall have the meaning assigned to them in the Fiscal Agency Agreement.

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          IN WITNESS WHEREOF, Nordic Investment Bank has caused this Note to be executed with the facsimile signatures of the Chairman of its Board of Directors and its President, all in The City of New York, State of New York, United States of America.
Dated:

Nordic Investment Bank

By
Chairman of the Board of Directors

By

President
CERTIFICATE OF AUTHENTICATION
This is one of the Notes referred to in the within-mentioned Fiscal Agency Agreement.
Dated:

CITIBANK, N.A., as Fiscal Agent

By
Authorized Signatory

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Form of Reverse of Note
Nordic Investment Bank
MEDIUM-TERM NOTE, SERIES D
(144A INDEXED)
General
               This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount to U.S. $10,000,000,000, or the equivalent thereof in other currencies or composite currencies. The U.S. dollar equivalent of Notes denominated in currencies or composite currencies other than U.S. dollars will be determined by the Exchange Rate Agent (the “Exchange Rate Agent”) on the basis of the noon buying rate for cable transfers in New York City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable issue dates. The Notes will be represented by either one or more global securities in fully registered form without coupons (the “Global Notes”) delivered to the Fiscal Agent (as defined below), as custodian for The Depository Trust Company (“DTC”), and recorded in the book-entry system maintained by DTC (a “Book-Entry Note”) or a certificate in fully registered form delivered to the Holder hereof or a Person designated by such Holder (a “Certificated Note”). References herein to “Notes” shall mean, collectively, the Certificated Notes and the Global Notes representing the Book-Entry Notes. Book-Entry Notes will not be exchangeable for Certificated Notes and, except under the circumstances described below, will not otherwise be issuable as Certificated Notes. NIB, for the benefit of the Holders and owners from time to time of the Notes, has entered into a Fiscal Agency Agreement, dated as of May 22, 2007 (the “Fiscal Agency Agreement”) with Citibank, N.A. as Fiscal Agent (in such capacity, and any duly appointed successor thereto in such capacity, the “Fiscal Agent”), copies of which are on file and may be examined at the corporate trust office of the Fiscal Agent located in The City of New York. Reference is hereby made to the Fiscal Agency Agreement and any amendments thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Fiscal Agent, NIB and the Holders and owners of the Notes. The Notes, as specified on the respective faces thereof, may be issued in various principal amounts and currencies, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, and may otherwise vary.
          NIB may in its sole discretion and upon 45 days written notice delivered to the Fiscal Agent determine that Book-Entry Notes issued in whole or in part in the form of a Global Note shall no longer be represented by such Global Note and, in such event, will issue individual Certificated Notes in replacement of the Global Note representing such Book-Entry Notes. In any such instance, an owner of a beneficial interest in a Global Note will be entitled to physical delivery of individual Certificated Notes equal in aggregate principal or face amount to such beneficial interest and to have such Certificated Notes registered in its name.
          This Note will not be subject to any sinking fund.

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Denominations
          The authorized denominations of Notes denominated in U.S. dollars will be U.S. $100,000 and any larger amount that is an integral multiple of U.S. $1,000 (unless a higher minimum denomination is set forth on the face thereof). The authorized denominations of Notes denominated in a currency or composite currency other than U.S. dollars will be not less than the equivalent of U.S. $100,000 and integral multiples of $1,000 in excess thereof.
Status
          The Notes are direct, unconditional and unsecured obligations of NIB ranking pari passu without any preference among themselves and equally with all other unsecured indebtedness (other than subordinated indebtedness) of NIB from time to time outstanding.
Taxation
          All payments of principal, premium, if any, and interest on the debt securities will be subject to any fiscal or other laws and regulations applicable thereto. NIB has no obligation to pay any Holder any additional amounts as a result of any possible withholding or deduction for taxes pursuant to any such law and/or regulations.
          NIB shall have the right to require the registered owner hereof, as a condition of the payment of the principal hereof and any premium or interest hereon, to present at such place as NIB or the Fiscal Agent, as the case may be, shall designate a certificate in such form as NIB may from time to time prescribe, to enable NIB and the Fiscal Agent to determine their duties and liabilities with respect to (i) any taxes, assessments or governmental charges which NIB or the Fiscal Agent may be required to deduct or withhold from payments in respect hereof under any present or future law of the United States or the Member Countries or any regulation of any taxing authority thereof and (ii) any reporting or other requirements under such laws or regulations. NIB and the Fiscal Agent shall be entitled to determine their duties and liabilities with respect to such deduction, withholding, reporting or other requirements on the basis of information contained in such certificate or, if no certificate shall be presented, on the basis of any presumption created by any such law or regulation and shall be entitled to act in accordance with such determination.
Redemption
          If so specified on the face hereof, this Note may be redeemed at the option of NIB in whole or in part on the Optional Redemption Date or Dates specified on the face hereof, in the case of Book-Entry Notes, by facsimile transmission to DTC in accordance with agreed upon procedures and, in the case of Certificated Notes, upon the mailing by the Fiscal Agent by first-class mail, postage prepaid, or via facsimile transmission to such number as the Fiscal Agent shall have furnished to NIB, of a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption, unless otherwise provided in the relevant Pricing Supplement, to the Holder hereof at its last registered address appearing in the Note Register, at the applicable Redemption Price specified on the face hereof, together in each case with accrued interest, if any, to the date fixed for redemption.

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          Any Note called for redemption shall become due and payable on the date specified in such notice (herein called the “redemption date”), and upon presentation and surrender of such Note at the place or places specified in such notice, such Note shall be paid at the Redemption Price together with accrued interest, if any, to the redemption date. From and after the redemption date (unless NIB shall default in the payment of the Redemption Price and accrued interest), if money for the redemption of this Note shall have been made available as provided herein, this Note shall cease to bear interest and the only right of the Holder hereof shall be to receive payment respectively of the Redemption Price and all unpaid interest accrued to the redemption date, as provided above. If any such Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the date of redemption at the rate borne by such Note.
          Any Note which is to be redeemed only in part shall be surrendered to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, having identical terms and conditions, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the Note so surrendered.
Repayment
          If so specified on the face hereof, this Note may be repaid at the option of the Holder of such Note in whole or in part on any Optional Repayment Date specified on the face hereof, provided that the Fiscal Agent receives, at least 45 but not more than 60 days prior to the date fixed for repayment, unless otherwise provided in the relevant Pricing Supplement, (i) such Note with the form entitled “Option to Elect Repayment” on the reverse thereof duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of such Note, the principal amount of such Note to be repaid, the certificate number or description of the tenor and terms of such Note, a statement that the option to elect repayment is being exercised thereby and a

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guarantee that the Note to be repaid with the form entitled “Option to Elect Repayment” on the reverse of the Note duly completed will be received by the Fiscal Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter.
          Upon surrender of any Note for repayment, such Note shall become due and payable on the date of repayment (herein called the “repayment date”), and the Fiscal Agent shall pay such Note on the repayment date at a price equal to (i) in the case of a Note other than an Original Issue Discount Note, the Optional Repayment Price applicable to such repayment date plus interest, if any, accrued to the date of repayment, (ii) in the case of OID Notes, the Amortized Face Amount thereof or (iii) as otherwise specified on the face hereof.
          If any Note is to be repaid only in part, the Holder of such Note shall specify the portion thereof to be repaid and shall surrender such Note to the Fiscal Agent, and the Fiscal Agent shall complete, authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in a principal amount equal to and in exchange for the unrepaid portion of the Note so surrendered.
Payments
          If the Specified Currency is other than U.S. dollars, the amount of any U.S. dollar payment to be made in respect hereof will be determined by the Exchange Rate Agent based on the most favorable firm bid quotation for U.S. dollars received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date, from three (or if three are not available, then two) recognized foreign exchange dealers in the City of New York selected by the Exchange Rate Agent for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Specified Currency payable in U.S. dollars on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the Holders of such Notes by deductions from such payments. If no such bid quotations are available, or if on such payment date U.S. dollars are unavailable for making payments on any such Note due to the imposition of exchange controls or to other circumstances beyond NIB’s control, then notwithstanding any such election, NIB may make payments on such payment date in the Specified Currency until U.S. dollars are again available for making such payments; provided, however, if any payment in respect of a Note is to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control, or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then NIB will be entitled (but shall not be required) to make all payments in respect of this Note in U.S. dollars until such currency is again available or so used. If NIB chooses to make such payments in U.S. dollars, any amounts payable in the Specified Currency on any date will be converted to U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency by the Exchange Rate Agent or as otherwise indicated on the face hereof.
          If any payment in respect of this Note is to be made in Euro and Euro are unavailable due to the imposition of exchange controls or other circumstances beyond NIB’s control or the Euro is no longer used in the European Monetary Union, then all payments shall be

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made in U.S. dollars until Euro are again available or so used. The amount of such payment in U.S. dollars shall be computed by the Exchange Rate Agent on the basis of the Market Exchange Rate for Euro or as otherwise indicated on the face hereof.
          Unless otherwise specified on the face hereof, the interest payable hereon, if any, on each interest payment date will include accrued interest from, and including, the Original Issue Date or the last date to which interest has been paid, as the case may be, to, but excluding, such interest payment date; provided, however, that if the interest rate is reset daily or weekly, interest payable shall be the accrued interest from, and including, the Original Issue Date or the last date to which interest has been paid, as the case may be, to, but excluding, the Record Date (as defined on the face hereof) immediately preceding such interest payment date, except that at maturity, the interest payable will include interest accrued to, but excluding, the Maturity Date. Accrued interest will be calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate or LIBOR, or by the actual number of days in the year if the Base Rate specified on the face hereof is the Treasury Rate or as specified in the applicable Pricing Supplement. For purposes of making the foregoing calculation, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. All percentages resulting from any calculation of the rate of interest hereon will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency or currency unit amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).
          Unless otherwise indicated on the face hereof, interest will be payable, if this Note resets daily, weekly, or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, on the third Wednesday of the two months specified on the face hereof; and if this Note resets annually, on the third Wednesday of the month specified on the face hereof, and in each case, at maturity. Unless otherwise specified on the face hereof, if any Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date will be the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day.
          Unless otherwise specified on the face hereof, the date or dates on which interest hereon will be reset (each an “Interest Reset Date”) will be, if this Note resets daily, each Business Day; if the Base Rate specified on the face hereof is other than the Treasury Rate and this Note resets weekly, the Wednesday of each week; if the Base Rate specified on the face hereof is the Treasury Rate and this Note resets weekly, the Tuesday of each week (except as provided below); if this Note resets monthly, the third Wednesday of each month; if this Note resets quarterly, the third Wednesday of March, June, September and December; if this Note

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resets semi-annually, the third Wednesday of the two months specified on the face hereof; and if this Note resets annually, the third Wednesday of the month specified on the face hereof; provided, however, that (i) the interest rate in effect from the Original Issue Date to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof and (ii) the interest rate in effect for the ten days immediately prior to maturity will be that in effect on the tenth day preceding maturity. Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition, the interest rate hereon shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application. Commencing with the first Interest Reset Date following the Original Issue Date and thereafter upon each succeeding Interest Reset Date, the rate at which interest hereon is payable shall be adjusted as specified above; provided, however, that if any Interest Reset Date would otherwise fall on a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day. The “Calculation Date” pertaining to any Commercial Paper Determination Date and any Treasury Rate Determination Date (each as defined below) will be the first to occur of either (a) the tenth calendar day after such interest determination date or, if any such day is not a Business Day, the next succeeding Business Day, or (b) the Business Day preceding the applicable Interest Payment Date or the Stated Maturity Date (or the date of redemption or repayment, if any), as the case may be.
          Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest shall be the rate determined in accordance with the provisions of the applicable heading below. Unless otherwise specified on the face hereof, the Fiscal Agent shall be the calculation agent (the “Calculation Agent”). At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate which will become effective on the next Interest Reset Date.
          The calculation by the Calculation Agent of any rate of interest or any interest amount shall, in the absence of manifest error, be final and binding on NIB and the Holder hereof.
Determination of LIBOR
          Unless otherwise specified in the applicable Pricing Supplement, if the Base Rate specified on the face hereof is LIBOR, with respect to LIBOR indexed to the offered rates for U.S. dollar deposits, “LIBOR” for each Interest Reset Date will be determined by the Calculation Agent as follows:
     (i) The Calculation Agent will determine the offered rate (or, if more than one such rate is quoted, the arithmetic mean of the offered rates) in the relevant currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, which appear on the Relevant Screen Page as of 11:00 A.M., London time, on the second London Banking Day (or, if the specified currency is in euro, on the second TARGET Settlement Day) prior to (or, if the Specified Currency on the face

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hereof is Sterling, on) the Interest Reset Date (a “LIBOR Determination Date”). “Relevant Screen Page” means the page on the Reuter Money 3000 Service (or such other services or service as may be nominated as the information vendor for the purpose of displaying the specified page on the respective services or such other page as may replace that page on that service or such other service or services, in all cases for the purpose of displaying comparable rates in succession thereto) as set forth in the applicable Pricing Supplement. “London Banking Day” means a day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London and “Target Settlement Day” means a day on which the TARGET System is operating;
     (ii) if no such offered rate for deposits so appears (or, as the case may require, if fewer than two such rates so appear), the Calculation Agent will request appropriate quotations and will determine the arithmetic mean of the rates at which deposits in the relevant currency are offered by four leading banks in the London interbank market, as selected by the Calculation Agent, at approximately 11:00 a.m., London time, on the LIBOR Determination Date to prime banks in the London interbank market for a period of the duration of the Index Maturity and in an amount that is representative for a single transaction in the relevant market at the relevant time; and
     (iii) if fewer than two offered rates are so quoted, the Calculation Agent will determine the arithmetic mean of the rates quoted by leading banks in the Relevant Financial Center specified in the applicable Pricing Supplement, as selected by the Calculation Agent and agreed with NIB, at approximately 11:00 a.m., Relevant Financial Center time, on the LIBOR Determination Date for loans in the relevant currency to major European banks for a period of the duration of the Index Maturity and in an amount that is representative for a single transaction in the relevant market at the relevant time.
provided, however, that if the Calculation Agent is unable to determine LIBOR in accordance with the above provisions, LIBOR for such Interest Reset Period will be LIBOR as last determined prior to such LIBOR Determination Date.
          The interest rate for each such Interest Reset Date shall be LIBOR plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.
Determination of Commercial Paper Rate
          Unless otherwise specified in the applicable Pricing Supplement, if the Base Rate specified on the face hereof is the Commercial Paper Rate, the “Commercial Paper Rate” will be determined by the Calculation Agent as of the second Business Day prior to each Interest Reset Date (a “Commercial Paper Rate Determination Date”) and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published by the Board of Governors of the Federal Reserve System in “Statistical Release H.l5(519), Selected Interest Rates” (“H.15(519)”), or any successor publication, under the heading “Commercial Paper”. In the event that such rate is not published prior to 3:00 P.M., New York

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City time, on the Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release “Composite 3:30 P.M. Quotations for U.S. Government Securities” (“Composite Quotations”) under the heading “Commercial Paper”. If by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof, placed for an industrial issuer whose bond rating is “AA” or the equivalent, from a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the rate of interest in effect for the applicable period will be the rate of interest in effect on such Commercial Paper Rate Determination Date.
          “Money Market Yield” shall be a yield calculated in accordance with the following formula:

Money Market Yield =	D x 360	x 100
360 – (D X M)

where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the Index Maturity specified on the face hereof.
          The interest rate for each such Interest Rate Date shall be the Commercial Paper Rate plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.
Determination of Treasury Rate
          Unless otherwise specified in the applicable Pricing Supplement if the Base Rate specified on the face hereof is the Treasury Rate, the “Treasury Rate” means, with respect to any Treasury Rate Determination Date (as defined below), the rate for the auction held on such Treasury Rate Determination Date of direct obligations of the United States (“Treasury bills”) having the Index Maturity specified on the face hereof, as published in H.15(519) under the heading “U.S. Government Securities-Treasury bills-auction average (investment)” or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury for Treasury bills on such Treasury Rate Determination Date having the Index Maturity specified on the face hereof. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to

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maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, the rate of interest for the applicable period will be the rate of interest in effect on such Treasury Rate Determination Date.
          The “Treasury Rate Determination Date” will be the day of the week in which the related Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Date Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Note whose Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date.
          The interest rate for each such Interest Reset Date shall be the Treasury Rate plus or minus the Spread or multiplied by the Spread Multiplier, if any, as indicated on the face hereof.
Registration of Transfer and Exchange
          This Note is transferable or exchangeable by the registered owner hereof, in person or by his attorney duly authorized in writing, on the register maintained by the Fiscal Agent for such purpose (the “Note Register”), in the manner and subject to the limitations provided in the Fiscal Agency Agreement and upon surrender and cancellation of this Note. Upon any such transfer or exchange of a Note, a new Note or Notes of authorized denomination or denominations for the same aggregate principal amount will be issued to the transferee or to the registered owner, as the case may be, provided, however, that the amount shall be at least U.S. $100,000 or the equivalent thereof in foreign currency or composite currency. NIB and the Fiscal Agent may deem and treat the registered owner of this Note as the absolute owner (notwithstanding any notice of ownership or writing hereon made by anyone other than NIB or the Fiscal Agent) for the purposes of receiving payment of or on account of this Note and for all other purposes, whether or not this Note shall be overdue.
          NIB covenants at all times so long as this Note (or any successor Note) shall be outstanding to maintain in the Borough of Manhattan, City and State of New York, United States of America, an office or agency for the registration and registration of transfer, as aforesaid, and for the payment of the principal of and any premium and interest on the Notes. NIB and the Fiscal Agent shall not (i) register the transfer of or exchange this Note which has matured or has been called for redemption in whole or in part, except the unredeemed portion of this Note being redeemed in part, (ii) register the transfer of or exchange this Note during the period beginning at the opening of business 15 days before the mailing of a notice of redemption and ending at the

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close of business on the day of such mailing or (iii) if this Note is a Global Note, register the transfer of or exchange any Global Note in violation of the legend on the face of this Global Note. NIB will require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with any registration of transfer or exchange or issuance of any new Note, any expenses of delivery by other than first class mail, but no service charge shall be made for any registration of transfer or exchange of Notes.
          NIB has appointed the Fiscal Agent as its paying and transfer agent for the Notes.
Event of Default
          In case of (i) default in any payment of principal of or interest on any Note and its continuance for a period of 30 days or (ii) default in the performance of any other covenant contained in any Note and the continuance of such default for a period of 60 days after written notice thereof shall have been given to NIB by any Holder (each an “Event of Default”), then in any such Event of Default the Holders of not less than 25% in principal amount of the Notes then outstanding, upon written notice to NIB and the Fiscal Agent, may declare the principal amount (or, in the case of an Original Issue Discount Note or an Indexed Note, the Amortized Face Amount or principal amount determined in accordance with the terms hereof, respectively), of this Note to be due and payable immediately, together with interest hereon accrued to the date of actual payment, unless prior to the time when the Fiscal Agent receives such Notice, such Event of Default shall have been cured by NIB. No periodic evidence as to the absence of defaults is required to be furnished by NIB.
Replacement of Notes
          In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft or destruction hereof (together with such indemnity and such other documents or proof as may be required by NIB or the Fiscal Agent) shall be delivered to the principal corporate trust office of the Fiscal Agent, a new Note of like tenor and principal amount will be issued by NIB in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of this Note.
          In case this Note which has matured or is about to mature shall become mutilated, destroyed, lost or stolen, NIB may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except if the Note has become mutilated) upon compliance by the owner of this Note with the provisions specified in the above paragraph.
Modification of Terms
          NIB may modify any of the terms or provisions contained in the Notes in any way with the written consent of the Holders of not less than 66-2/3% in principal amount then outstanding of the Notes containing such terms or provisions; provided that (i) if any such modification would change the terms of payment in respect of any Note or the amount of any payment, the consent of the Holder of such Note is required, and (ii) if any such modification would reduce the aforesaid percentage needed for authorization of such modification, the consent of the Holders of all the Notes at the time outstanding is required.

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Notices
          As more fully provided in the Fiscal Agency Agreement, whenever the Fiscal Agency Agreement or this Note requires that NIB or the Fiscal Agent give notice to the registered Holder hereof, the Fiscal Agent or NIB will cause such notice to be mailed to such Holder at his address as set forth in the Note Register or sent via facsimile transmission to such number as the Fiscal Agent shall have furnished to NIB.
Governing Law; Waiver
          This Note shall be governed by, and interpreted in accordance with, the laws of the State of New York, except with respect to its authorization and execution by and on behalf of NIB and any other matters required to be governed by the 2004 Agreement, which came into force on January 1, 2005 (the “2004 Agreement”), and the Statutes of NIB, as amended.
          As more fully set forth in the Fiscal Agency Agreement and except as limited therein, NIB has appointed the Consul General of Sweden as its authorized agent upon which process may be served in any action arising out of or based on the Notes which may be instituted in any State or Federal court in the City of New York, and NIB hereby expressly accepts the jurisdiction of any such court in respect of any such action. NIB hereby agrees to keep such appointment in force at all times while this or any other Note shall be outstanding. NIB hereby waives (to the extent permitted by law and the 2004 Agreement) irrevocably any immunity from jurisdiction to which it might otherwise be entitled in any action arising out of or based upon the Notes, which may be duly instituted in any court of the State of New York or of the United States of America, in either case located in The City of New York by the holder of a Note; provided, however, that this waiver shall not extend to actions brought under the United States Federal securities laws. This waiver is intended to be effective without any further act by NIB before any such court, and introduction of a true copy of the Fiscal Agency Agreement into evidence shall be conclusive and final evidence of such waiver.
          Pursuant to the 2004 Agreement, NIB has full legal capacity to enter into agreements, to acquire and dispose of immovable and movable property, and to be a party to legal proceedings before courts of law and other authorities. Except as provided above, nothing in this Note shall operate as or be construed to constitute a waiver, renunciation or any other modification of any privilege or immunity of NIB under Articles 5, 6 and 7 of the 2004 Agreement or under any applicable law.
          In particular, each Holder of the Notes is taken to have acknowledged that, in accordance with the 2004 Agreement:
     (i) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from execution of judgment or decree by judicial or administrative authority before such judgment or decree is final;
     (ii) the property and assets of NIB, wherever located and by whomsoever held, shall be immune from search, requisition, confiscation and expropriation by executive or legislative action;

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     (iii) NIB, its property and assets shall be immune from procedural measure of constraint such as seizure; and
     (iv) the premises and archives of NIB and all documents belonging to it or held by it are inviolable.

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PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
ASSIGNMENT
FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto                                                              [name and address of assignee] the within Note and all rights thereunder, hereby irrevocably constituting and appointing                                          to transfer said Note on the books of NIB, with full power of substitution in the premises.
Dated:

Signature:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement, or any change whatever.

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OPTION TO ELECT REPAYMENT
The undersigned hereby irrevocably request(s) and instruct(s) NIB to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the repayment date, to the undersigned, at
(Please print or typewrite name and address of the undersigned).
For this Note to be repaid, the Fiscal Agent must receive at 111 Wall Street, 5th Floor, New York, New York 10043, or at such other place or places of which NIB shall from time to time notify the Holder of this Note, not more than 60 nor less than 45 days (unless otherwise provided in the relevant Pricing Supplement) prior to an Optional Repayment Date, if any, shown on the face of this Note, this Note with this “Option to Elect Repayment” form duly completed.
          If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be in increments of U.S. $100,000, or, if this Note is denominated in a currency other than U.S. dollars, in amounts such that the principal amount remaining outstanding after such repayments shall be an Authorized Denomination set forth on the face hereof) which the Holder elects to have repaid and specify the denomination or denominations (each of which shall be U.S. $100,000 or an integral multiple of U.S. $1,000, or, if this Note is denominated in a currency other than U.S. dollars, an Authorized Denomination set forth on the face hereof) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

$
Dated	NOTICE: The signature(s) on Option to Elect Repayment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

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